2016 Annual Report

RiverSource® FlexChoice Select Variable Annuity

274320 CC (5/17)	Issued by: RiverSource Life Insurance Co. of New York

Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

CONTRACT OWNERS OF RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Variable Annuity Account 2 offered through RiverSource® FlexChoice Select Variable Annuity sponsored by RiverSource Life Insurance Co. of New York, as indicated in Note 1, as of December 31, 2016, the results of each of their operations for the period then ended, and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the affiliated and unaffiliated mutual fund managers, provide a reasonable basis for our opinions.

Minneapolis, Minnesota

April 21, 2017

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	1

Statements of Assets and Liabilities

Dec. 31, 2016	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
Assets
Investments, at fair value(1),(2)	$52,019	$113,149	$432,104	$5,865	$566,383
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	359	—	334
Receivable for share redemptions	46	113	492	8	652
Total assets	52,065	113,262	432,955	5,873	567,369

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	40	99	440	8	583
Administrative charge	6	14	52	—	69
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	359	—	334
Total liabilities	46	113	851	8	986
Net assets applicable to contracts in accumulation period	50,514	110,369	431,342	3,222	564,960
Net assets applicable to seed money	1,505	2,780	762	2,643	1,423
Total net assets	$52,019	$113,149	$432,104	$5,865	$566,383
(1) Investment shares	2,417	3,670	32,835	278	37,238
(2) Investments, at cost	$35,955	$78,914	$492,623	$3,629	$405,591

Dec. 31, 2016 (continued)	AC VP Val, Cl II	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Assets
Investments, at fair value(1),(2)	$86,694	$2,324	$275,387	$1,028,349	$437,407
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	657
Receivable for share redemptions	106	2	336	1,231	474
Total assets	86,800	2,326	275,723	1,029,580	438,538

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	96	2	271	1,044	422
Administrative charge	10	—	34	126	52
Contract terminations	—	—	31	61	—
Payable for investments purchased	—	—	—	—	657
Total liabilities	106	2	336	1,231	1,131
Net assets applicable to contracts in accumulation period	84,390	—	273,733	1,027,814	436,773
Net assets applicable to seed money	2,304	2,324	1,654	535	634
Total net assets	$86,694	$2,324	$275,387	$1,028,349	$437,407
(1) Investment shares	8,264	109	7,103	46,914	30,717
(2) Investments, at cost	$65,525	$1,819	$162,345	$644,359	$462,628

See accompanying notes to financial statements.

2	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
Assets
Investments, at fair value(1),(2)	$222,988	$138,983	$181,638	$502,462	$22,778
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	287	177	211	547	20
Total assets	223,275	139,160	181,849	503,009	22,798

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	256	157	182	483	17
Administrative charge	28	17	22	64	3
Contract terminations	3	3	7	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	287	177	211	547	20
Net assets applicable to contracts in accumulation period	196,271	117,544	174,427	496,738	20,680
Net assets applicable to seed money	26,717	21,439	7,211	5,724	2,098
Total net assets	$222,988	$138,983	$181,638	$502,462	$22,778
(1) Investment shares	222,988	20,499	23,900	48,500	1,754
(2) Investments, at cost	$222,888	$137,868	$204,559	$508,893	$11,147

Dec. 31, 2016 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Man Vol Conserv, Cl 2	Col VP Man Vol Conserv Gro, Cl 2	Col VP Man Vol Gro, Cl 2	Col VP Man Vol Mod Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$993,025	$256,615	$649,459	$1,251,662	$5,377,516
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	53,789	294	1,060	1,358	5,674
Total assets	1,046,814	256,909	650,519	1,253,020	5,383,190

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,009	262	660	1,200	5,012
Administrative charge	132	32	80	158	662
Contract terminations	52,648	—	320	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	53,789	294	1,060	1,358	5,674
Net assets applicable to contracts in accumulation period	991,982	256,428	649,329	1,251,540	5,377,430
Net assets applicable to seed money	1,043	187	130	122	86
Total net assets	$993,025	$256,615	$649,459	$1,251,662	$5,377,516
(1) Investment shares	58,551	23,805	58,615	107,255	433,321
(2) Investments, at cost	$462,820	$255,415	$634,594	$1,196,087	$5,113,321

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	3

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Select Intl Eq, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Flex Conserv Gro, Cl 2	Col VP US Flex Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$1,979	$29,240	$28,892	$91	$101
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1	33	29	—	—
Total assets	1,980	29,273	28,921	91	101

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1	29	26	—	—
Administrative charge	—	4	3	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	1	33	29	—	—
Net assets applicable to contracts in accumulation period	—	27,959	27,345	—	—
Net assets applicable to seed money	1,979	1,281	1,547	91	101
Total net assets	$1,979	$29,240	$28,892	$91	$101
(1) Investment shares	100	2,328	1,520	9	10
(2) Investments, at cost	$1,182	$28,659	$23,332	$90	$99

Dec. 31, 2016 (continued)	Col VP US Flex Mod Gro, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return	Drey VIF Intl Eq, Serv	Drey VIF Intl Val, Serv
Assets
Investments, at fair value(1),(2)	$91	$693,027	$1,458	$1,269	$1,272
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	834	1	1	1
Total assets	91	693,861	1,459	1,270	1,273

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	746	1	1	1
Administrative charge	—	88	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	834	1	1	1
Net assets applicable to contracts in accumulation period	—	688,358	—	—	—
Net assets applicable to seed money	91	4,669	1,458	1,269	1,272
Total net assets	$91	$693,027	$1,458	$1,269	$1,272
(1) Investment shares	9	67,154	333	75	131
(2) Investments, at cost	$90	$688,151	$2,348	$1,389	$1,741

See accompanying notes to financial statements.

4	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$43,362	$5,237,774	$477,714	$1,430,446	$163,918
Dividends receivable	121	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	36	247	—	100
Receivable for share redemptions	53	6,015	547	1,707	169
Total assets	43,536	5,243,825	478,508	1,432,153	164,187

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	48	5,061	489	1,434	148
Administrative charge	5	646	58	178	20
Contract terminations	—	308	—	94	2
Payable for investments purchased	121	36	247	—	100
Total liabilities	174	6,051	794	1,706	270
Net assets applicable to contracts in accumulation period	11,644	5,236,479	476,945	1,429,254	162,962
Net assets applicable to seed money	31,718	1,295	769	1,193	955
Total net assets	$43,362	$5,237,774	$477,714	$1,430,447	$163,917
(1) Investment shares	4,683	161,411	38,713	43,307	9,287
(2) Investments, at cost	$43,388	$4,403,394	$481,096	$1,260,778	$158,267

Dec. 31, 2016 (continued)	Frank Inc, Cl 2	Temp Global Bond, Cl 2	Temp Gro, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
Assets
Investments, at fair value(1),(2)	$1,968	$225,452	$1,866	$479,376	$2,082
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1	385	2	790	2
Total assets	1,969	225,837	1,868	480,166	2,084

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1	229	2	508	2
Administrative charge	—	28	—	59	—
Contract terminations	—	128	—	223	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	1	385	2	790	2
Net assets applicable to contracts in accumulation period	—	224,677	—	478,244	—
Net assets applicable to seed money	1,968	775	1,866	1,132	2,082
Total net assets	$1,968	$225,452	$1,866	$479,376	$2,082
(1) Investment shares	128	13,874	136	29,536	118
(2) Investments, at cost	$1,896	$235,836	$1,616	$448,930	$1,641

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	5

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Invesco VI Am Fran, Ser II	Invesco VI Comstock, Ser II	Invesco VI Global Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser II
Assets
Investments, at fair value(1),(2)	$3,786	$1,098,129	$2,288	$23,809	$73,465
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	5	3,019	2	24	71
Total assets	3,791	1,101,148	2,290	23,833	73,536

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	5	1,162	2	21	62
Administrative charge	—	139	—	3	9
Contract terminations	—	1,718	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	5	3,019	2	24	71
Net assets applicable to contracts in accumulation period	—	1,096,821	—	21,916	71,688
Net assets applicable to seed money	3,786	1,308	2,288	1,893	1,777
Total net assets	$3,786	$1,098,129	$2,288	$23,809	$73,465
(1) Investment shares	73	58,976	99	734	15,210
(2) Investments, at cost	$2,749	$787,019	$2,074	$20,039	$63,412

Dec. 31, 2016 (continued)	Janus Aspen Res, Serv	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II
Assets
Investments, at fair value(1),(2)	$30,764	$1,698,222	$93,814	$52,566	$1,954
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	31	2,030	100	70	2
Total assets	30,795	1,700,252	93,914	52,636	1,956

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	27	1,627	89	64	2
Administrative charge	4	211	11	6	—
Contract terminations	—	192	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	31	2,030	100	70	2
Net assets applicable to contracts in accumulation period	28,429	1,696,833	91,312	50,718	—
Net assets applicable to seed money	2,335	1,389	2,502	1,848	1,954
Total net assets	$30,764	$1,698,222	$93,814	$52,566	$1,954
(1) Investment shares	1,087	74,451	3,558	5,074	229
(2) Investments, at cost	$27,107	$1,489,290	$83,979	$43,071	$2,565

See accompanying notes to financial statements.

6	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
Assets
Investments, at fair value(1),(2)	$2,209,035	$363,081	$1,695,917	$1,064,269	$25,700
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	316	—	213	—	—
Receivable for share redemptions	2,362	348	1,832	1,195	26
Total assets	2,211,713	363,429	1,697,962	1,065,464	25,726

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	2,091	304	1,624	1,063	23
Administrative charge	271	44	208	132	3
Contract terminations	—	—	—	—	—
Payable for investments purchased	316	—	213	—	—
Total liabilities	2,678	348	2,045	1,195	26
Net assets applicable to contracts in accumulation period	2,206,997	360,612	1,695,279	1,062,685	24,592
Net assets applicable to seed money	2,038	2,469	638	1,584	1,108
Total net assets	$2,209,035	$363,081	$1,695,917	$1,064,269	$25,700
(1) Investment shares	46,282	10,482	334,500	44,811	2,540
(2) Investments, at cost	$1,877,680	$319,272	$1,755,408	$790,407	$27,575

Dec. 31, 2016 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP BR Gl Infl Prot Sec, Cl 3	VP Conserv, Cl 2	VP Conserv, Cl 4
Assets
Investments, at fair value(1),(2)	$503	$3,493,878	$72,717	$205,974	$971,307
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	76	3,837	77	236	1,063
Total assets	579	3,497,715	72,794	206,210	972,370

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	65	3,403	68	211	943
Administrative charge	11	434	9	25	120
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	76	3,837	77	236	1,063
Net assets applicable to contracts in accumulation period	—	3,493,740	66,855	205,776	971,085
Net assets applicable to seed money	503	138	5,862	198	222
Total net assets	$503	$3,493,878	$72,717	$205,974	$971,307
(1) Investment shares	30	209,340	13,245	15,918	75,062
(2) Investments, at cost	$383	$2,119,969	$96,918	$198,645	$791,845

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	7

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	VP Loomis Sayles Gro, Cl 1	VP MFS Blended Res Core Eq, Cl 3	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Assets
Investments, at fair value(1),(2)	$32,626	$85,257	$5,713,556	$12,821,983	$4,596,440
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	32	106	6,887	14,094	5,703
Total assets	32,658	85,363	5,720,443	12,836,077	4,602,143

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	28	96	6,195	12,526	5,136
Administrative charge	4	10	692	1,568	567
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	32	106	6,887	14,094	5,703
Net assets applicable to contracts in accumulation period	32,487	84,402	5,713,413	12,821,863	4,596,223
Net assets applicable to seed money	139	855	143	120	217
Total net assets	$32,626	$85,257	$5,713,556	$12,821,983	$4,596,440
(1) Investment shares	1,486	5,054	383,460	859,382	291,098
(2) Investments, at cost	$30,961	$48,753	$4,263,254	$9,106,619	$3,260,522

Dec. 31, 2016 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Sm Cap Val, Cl 3	VP Vty Sycamore Estb Val, Cl 3
Assets
Investments, at fair value(1),(2)	$9,083,388	$1,191,933	$1,868,896	$489,571	$33,444
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	10,392	1,176	2,013	1,615	46
Total assets	9,093,780	1,193,109	1,870,909	491,186	33,490

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	9,223	1,029	1,783	525	42
Administrative charge	1,169	147	230	62	4
Contract terminations	—	—	—	1,028	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	10,392	1,176	2,013	1,615	46
Net assets applicable to contracts in accumulation period	9,083,271	1,191,770	1,868,702	488,664	31,722
Net assets applicable to seed money	117	163	194	907	1,722
Total net assets	$9,083,388	$1,191,933	$1,868,896	$489,571	$33,444
(1) Investment shares	574,534	85,812	134,260	18,895	1,486
(2) Investments, at cost	$5,870,303	$947,201	$1,432,399	$280,220	$16,962

See accompanying notes to financial statements.

8	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Wanger Intl	Wanger USA
Assets
Investments, at fair value(1),(2)	$419,767	$251,185
Dividends receivable	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	853	—
Receivable for share redemptions	469	510
Total assets	421,089	251,695

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	419	262
Administrative charge	50	31
Contract terminations	—	217
Payable for investments purchased	853	—
Total liabilities	1,322	510
Net assets applicable to contracts in accumulation period	418,410	249,126
Net assets applicable to seed money	1,357	2,059
Total net assets	$419,767	$251,185
(1) Investment shares	17,757	9,468
(2) Investments, at cost	$528,830	$289,216

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	9

Statements of Operations

Year ended Dec. 31, 2016	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
Investment income
Dividend income	$—	$877	$4,685	$82	$1,193
Variable account expenses	559	1,313	6,325	80	8,453
Investment income (loss) — net	(559)	(436)	(1,640)	2	(7,260)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,457	16,214	86,556	346	140,786
Cost of investments sold	1,031	11,879	99,192	220	111,282
Net realized gain (loss) on sales of investments	426	4,335	(12,636)	126	29,504
Distributions from capital gains	—	6,511	—	250	25,208
Net change in unrealized appreciation or depreciation of investments	(935)	(971)	4,708	635	(32,890)
Net gain (loss) on investments	(509)	9,875	(7,928)	1,011	21,822
Net increase (decrease) in net assets resulting from operations	$(1,068)	$9,439	$(9,568)	$1,013	$14,562

Year ended Dec. 31, 2016 (continued)	AC VP Val, Cl II	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Investment income
Dividend income	$1,242	$—	$—	$—	$490
Variable account expenses	1,167	24	3,522	14,758	6,224
Investment income (loss) — net	75	(24)	(3,522)	(14,758)	(5,734)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,265	36	11,589	229,917	77,763
Cost of investments sold	1,058	28	7,552	152,457	80,093
Net realized gain (loss) on sales of investments	207	8	4,037	77,460	(2,330)
Distributions from capital gains	—	88	—	—	—
Net change in unrealized appreciation or depreciation of investments	13,258	33	16,134	57,891	26,426
Net gain (loss) on investments	13,465	129	20,171	135,351	24,096
Net increase (decrease) in net assets resulting from operations	$13,540	$105	$16,649	$120,593	$18,362

Year ended Dec. 31, 2016 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
Investment income
Dividend income	$21	$8,097	$19,026	$8,905	$—
Variable account expenses	3,649	2,070	1,903	7,021	236
Investment income (loss) — net	(3,628)	6,027	17,123	1,884	(236)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	51,846	11,069	17,441	106,082	586
Cost of investments sold	51,835	11,135	19,862	108,089	293
Net realized gain (loss) on sales of investments	11	(66)	(2,421)	(2,007)	293
Distributions from capital gains	—	—	8,037	326	—
Net change in unrealized appreciation or depreciation of investments	(8)	7,001	(12,188)	17,373	(24)
Net gain (loss) on investments	3	6,935	(6,572)	15,692	269
Net increase (decrease) in net assets resulting from operations	$(3,625)	$12,962	$10,551	$17,576	$33

See accompanying notes to financial statements.

10	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Operations

Year ended Dec. 31, 2016 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Man Vol Conserv, Cl 2	Col VP Man Vol Conserv Gro, Cl 2	Col VP Man Vol Gro, Cl 2	Col VP Man Vol Mod Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	13,820	2,168	7,081	22,278	75,662
Investment income (loss) — net	(13,820)	(2,168)	(7,081)	(22,278)	(75,662)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	199,314	3,852	42,549	637,486	1,005,209
Cost of investments sold	96,744	3,821	41,072	623,600	960,633
Net realized gain (loss) on sales of investments	102,570	31	1,477	13,886	44,576
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	13,718	1,194	7,779	37,087	159,315
Net gain (loss) on investments	116,288	1,225	9,256	50,973	203,891
Net increase (decrease) in net assets resulting from operations	$102,468	$(943)	$2,175	$28,695	$128,229

Year ended Dec. 31, 2016 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Select Intl Eq, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Flex Conserv Gro, Cl 2(1)	Col VP US Flex Gro, Cl 2(1)
Investment income
Dividend income	$—	$433	$100	$—	$—
Variable account expenses	12	389	341	—	—
Investment income (loss) — net	(12)	44	(241)	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	18	1,480	12,059	—	—
Cost of investments sold	10	1,610	11,733	—	—
Net realized gain (loss) on sales of investments	8	(130)	326	—	—
Distributions from capital gains	—	—	2,557	—	—
Net change in unrealized appreciation or depreciation of investments	236	(2,456)	5,157	1	2
Net gain (loss) on investments	244	(2,586)	8,040	1	2
Net increase (decrease) in net assets resulting from operations	$232	$(2,542)	$7,799	$1	$2

(1) For the period Nov. 14, 2016 (commencement of operations) to Dec. 31, 2016.

Year ended Dec. 31, 2016 (continued)	Col VP US Flex Mod Gro, Cl 2(1)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	Drey VIF Intl Eq, Serv	Drey VIF Intl Val, Serv
Investment income
Dividend income	$—	$20,667	$—	$8	$20
Variable account expenses	—	10,660	14	9	9
Investment income (loss) — net	—	10,007	(14)	(1)	11

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	—	95,435	23	19	20
Cost of investments sold	—	94,412	38	20	28
Net realized gain (loss) on sales of investments	—	1,023	(15)	(1)	(8)
Distributions from capital gains	—	5,606	—	—	—
Net change in unrealized appreciation or depreciation of investments	1	(8,196)	176	(87)	(34)
Net gain (loss) on investments	1	(1,567)	161	(88)	(42)
Net increase (decrease) in net assets resulting from operations	$1	$8,440	$147	$(89)	$(31)

(1) For the period Nov. 14, 2016 (commencement of operations) to Dec. 31, 2016.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	11

Statements of Operations

Year ended Dec. 31, 2016 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2
Investment income
Dividend income	$1,525	$31,481	$10,742	$4,277	$2,105
Variable account expenses	653	67,941	7,112	18,805	2,081
Investment income (loss) — net	872	(36,460)	3,630	(14,528)	24

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,227	448,838	112,292	150,774	6,341
Cost of investments sold	10,987	408,422	111,655	142,926	5,944
Net realized gain (loss) on sales of investments	(760)	40,416	637	7,848	397
Distributions from capital gains	—	417,841	258	87,244	293
Net change in unrealized appreciation or depreciation of investments	2,999	(105,980)	11,365	60,004	(11,915)
Net gain (loss) on investments	2,239	352,277	12,260	155,096	(11,225)
Net increase (decrease) in net assets resulting from operations	$3,111	$315,817	$15,890	$140,568	$(11,201)

Year ended Dec. 31, 2016 (continued)	Frank Inc, Cl 2	Temp Global Bond, Cl 2	Temp Gro, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
Investment income
Dividend income	$177	$—	$35	$6,277	$26
Variable account expenses	33	3,177	18	6,844	18
Investment income (loss) — net	144	(3,177)	17	(567)	8

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,870	50,454	29	88,196	32
Cost of investments sold	1,912	55,664	26	88,656	25
Net realized gain (loss) on sales of investments	(42)	(5,210)	3	(460)	7
Distributions from capital gains	—	188	67	254	71
Net change in unrealized appreciation or depreciation of investments	270	11,259	61	56,096	96
Net gain (loss) on investments	228	6,237	131	55,890	174
Net increase (decrease) in net assets resulting from operations	$372	$3,060	$148	$55,323	$182

Year ended Dec. 31, 2016 (continued)	Invesco VI Am Fran, Ser II	Invesco VI Comstock, Ser II	Invesco VI Global Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser II
Investment income
Dividend income	$—	$14,480	$—	$273	$—
Variable account expenses	55	15,836	27	307	844
Investment income (loss) — net	(55)	(1,356)	(27)	(34)	(844)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	61	282,115	39	6,214	1,414
Cost of investments sold	43	206,783	31	5,031	1,186
Net realized gain (loss) on sales of investments	18	75,332	8	1,183	228
Distributions from capital gains	342	87,046	372	—	7,517
Net change in unrealized appreciation or depreciation of investments	(287)	3,716	(687)	(1,459)	(7,349)
Net gain (loss) on investments	73	166,094	(307)	(276)	396
Net increase (decrease) in net assets resulting from operations	$18	$164,738	$(334)	$(310)	$(448)

See accompanying notes to financial statements.

12	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Operations

Year ended Dec. 31, 2016 (continued)	Janus Aspen Res, Serv	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II
Investment income
Dividend income	$115	$45,832	$3,389	$715	$—
Variable account expenses	419	22,184	1,214	867	21
Investment income (loss) — net	(304)	23,648	2,175	(152)	(21)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	11,602	103,678	6,761	2,251	30
Cost of investments sold	10,141	90,498	5,688	1,804	37
Net realized gain (loss) on sales of investments	1,461	13,180	1,073	447	(7)
Distributions from capital gains	1,864	56,580	2,152	—	97
Net change in unrealized appreciation or depreciation of investments	(3,480)	27,756	3,275	525	(280)
Net gain (loss) on investments	(155)	97,516	6,500	972	(190)
Net increase (decrease) in net assets resulting from operations	$(459)	$121,164	$8,675	$820	$(211)

Year ended Dec. 31, 2016 (continued)	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
Investment income
Dividend income	$2,571	$2,663	$77,490	$2,395	$654
Variable account expenses	29,145	4,056	22,631	13,280	360
Investment income (loss) — net	(26,574)	(1,393)	54,859	(10,885)	294

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	190,607	14,924	179,099	91,258	14,079
Cost of investments sold	161,536	13,015	187,077	77,275	16,109
Net realized gain (loss) on sales of investments	29,071	1,909	(7,978)	13,983	(2,030)
Distributions from capital gains	234,943	23,609	—	36,868	—
Net change in unrealized appreciation or depreciation of investments	(325,964)	(28,470)	33,806	109,032	4,891
Net gain (loss) on investments	(61,950)	(2,952)	25,828	159,883	2,861
Net increase (decrease) in net assets resulting from operations	$(88,524)	$(4,345)	$80,687	$148,998	$3,155

Year ended Dec. 31, 2016 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP BR Gl Infl Prot Sec, Cl 3	VP Conserv, Cl 2	VP Conserv, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	1,245	46,610	993	1,128	16,571
Investment income (loss) — net	(1,245)	(46,610)	(993)	(1,128)	(16,571)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	134,402	405,641	22,581	128,617	542,471
Cost of investments sold	90,647	260,022	32,348	117,320	456,967
Net realized gain (loss) on sales of investments	43,755	145,619	(9,767)	11,297	85,504
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(35,603)	55,522	15,887	(8,013)	(32,939)
Net gain (loss) on investments	8,152	201,141	6,120	3,284	52,565
Net increase (decrease) in net assets resulting from operations	$6,907	$154,531	$5,127	$2,156	$35,994

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	13

Statements of Operations

Year ended Dec. 31, 2016 (continued)	VP Loomis Sayles Gro, Cl 1(1)	VP MFS Blended Res Core Eq, Cl 3	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	269	1,288	88,645	190,013	76,351
Investment income (loss) — net	(269)	(1,288)	(88,645)	(190,013)	(76,351)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,713	13,870	990,347	4,369,007	838,464
Cost of investments sold	3,687	8,461	788,692	3,134,298	622,157
Net realized gain (loss) on sales of investments	26	5,409	201,655	1,234,709	216,307
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,665	2,528	62,917	(596,276)	50,653
Net gain (loss) on investments	1,691	7,937	264,572	638,433	266,960
Net increase (decrease) in net assets resulting from operations	$1,422	$6,649	$175,927	$448,420	$190,609

(1) For the period April 29, 2016 (commencement of operations) to Dec. 31, 2016.

Year ended Dec. 31, 2016 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Sm Cap Val, Cl 3	VP Vty Sycamore Estb Val, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	137,470	14,636	26,827	6,992	540
Investment income (loss) — net	(137,470)	(14,636)	(26,827)	(6,992)	(540)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,530,826	80,081	341,564	132,578	14,751
Cost of investments sold	1,666,041	68,055	255,340	84,422	13,146
Net realized gain (loss) on sales of investments	864,785	12,026	86,224	48,156	1,605
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(330,386)	35,398	(7,481)	68,150	4,024
Net gain (loss) on investments	534,399	47,424	78,743	116,306	5,629
Net increase (decrease) in net assets resulting from operations	$396,929	$32,788	$51,916	$109,314	$5,089

Year ended Dec. 31, 2016 (continued)				Wanger Intl	Wanger USA
Investment income
Dividend income				$4,991	$—
Variable account expenses				6,202	3,620
Investment income (loss) — net				(1,211)	(3,620)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales				55,380	48,749
Cost of investments sold				67,356	57,165
Net realized gain (loss) on sales of investments				(11,976)	(8,416)
Distributions from capital gains				36,607	74,645
Net change in unrealized appreciation or depreciation of investments				(34,141)	(31,427)
Net gain (loss) on investments				(9,510)	34,802
Net increase (decrease) in net assets resulting from operations				$(10,721)	$31,182
See accompanying notes to financial statements.

14	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
Operations
Investment income (loss) — net	$(559)	$(436)	$(1,640)	$2	$(7,260)
Net realized gain (loss) on sales of investments	426	4,335	(12,636)	126	29,504
Distributions from capital gains	—	6,511	—	250	25,208
Net change in unrealized appreciation or depreciation of investments	(935)	(971)	4,708	635	(32,890)
Net increase (decrease) in net assets resulting from operations	(1,068)	9,439	(9,568)	1,013	14,562

Contract transactions
Contract purchase payments	—	—	(1,133)	—	—
Net transfers(1)	(14)	(1,305)	32,360	(8)	17,403
Transfers for policy loans	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	(840)	(12,829)	(72,159)	(250)	(126,911)
Death benefits	—	—	(447)	—	—
Increase (decrease) from contract transactions	(854)	(14,134)	(41,379)	(258)	(109,508)
Net assets at beginning of year	53,941	117,844	483,051	5,110	661,329
Net assets at end of year	$52,019	$113,149	$432,104	$5,865	$566,383

Accumulation unit activity
Units outstanding at beginning of year	27,299	45,606	455,502	1,850	378,473
Contract purchase payments	—	—	(1,137)	—	—
Net transfers(1)	—	(487)	32,140	—	10,275
Contract terminations:
Surrender benefits and contract charges	(459)	(5,299)	(69,599)	(159)	(74,243)
Death benefits	—	—	(404)	—	—
Units outstanding at end of year	26,840	39,820	416,502	1,691	314,505

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	15

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	AC VP Val, Cl II	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Operations
Investment income (loss) — net	$75	$(24)	$(3,522)	$(14,758)	$(5,734)
Net realized gain (loss) on sales of investments	207	8	4,037	77,460	(2,330)
Distributions from capital gains	—	88	—	—	—
Net change in unrealized appreciation or depreciation of investments	13,258	33	16,134	57,891	26,426
Net increase (decrease) in net assets resulting from operations	13,540	105	16,649	120,593	18,362

Contract transactions
Contract purchase payments	—	—	—	(5,714)	(896)
Net transfers(1)	(9)	(10)	232	(41,589)	(1,896)
Transfers for policy loans	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	—	—	(6,038)	(144,565)	(46,190)
Death benefits	—	—	—	(882)	—
Increase (decrease) from contract transactions	(9)	(10)	(5,806)	(192,750)	(48,982)
Net assets at beginning of year	73,163	2,229	264,544	1,100,506	468,027
Net assets at end of year	$86,694	$2,324	$275,387	$1,028,349	$437,407

Accumulation unit activity
Units outstanding at beginning of year	42,262	—	151,156	556,432	274,029
Contract purchase payments	—	—	—	(3,277)	(537)
Net transfers(1)	—	—	105	(22,264)	(85)
Contract terminations:
Surrender benefits and contract charges	—	—	(3,536)	(76,699)	(24,332)
Death benefits	—	—	—	(455)	—
Units outstanding at end of year	42,262	—	147,725	453,737	249,075

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

16	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
Operations
Investment income (loss) — net	$(3,628)	$6,027	$17,123	$1,884	$(236)
Net realized gain (loss) on sales of investments	11	(66)	(2,421)	(2,007)	293
Distributions from capital gains	—	—	8,037	326	—
Net change in unrealized appreciation or depreciation of investments	(8)	7,001	(12,188)	17,373	(24)
Net increase (decrease) in net assets resulting from operations	(3,625)	12,962	10,551	17,576	33

Contract transactions
Contract purchase payments	1,304	—	(3,966)	(6,213)	—
Net transfers(1)	668	(1,792)	120,780	(3,668)	61
Transfers for policy loans	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	(44,926)	(5,434)	(3,348)	(77,321)	(151)
Death benefits	(1,754)	(910)	(1,593)	—	—
Increase (decrease) from contract transactions	(44,708)	(8,136)	111,873	(87,202)	(90)
Net assets at beginning of year	271,321	134,157	59,214	572,088	22,835
Net assets at end of year	$222,988	$138,983	$181,638	$502,462	$22,778

Accumulation unit activity
Units outstanding at beginning of year	253,984	65,591	31,020	400,283	8,357
Contract purchase payments	(952)	—	(2,390)	(4,787)	—
Net transfers(1)	725	(971)	67,743	(2,951)	34
Contract terminations:
Surrender benefits and contract charges	(46,433)	(2,921)	(1,818)	(53,725)	(63)
Death benefits	(1,744)	(457)	(837)	—	—
Units outstanding at end of year	205,580	61,242	93,718	338,820	8,328

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	17

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Man Vol Conserv, Cl 2	Col VP Man Vol Conserv Gro, Cl 2	Col VP Man Vol Gro, Cl 2	Col VP Man Vol Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(13,820)	$(2,168)	$(7,081)	$(22,278)	$(75,662)
Net realized gain (loss) on sales of investments	102,570	31	1,477	13,886	44,576
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	13,718	1,194	7,779	37,087	159,315
Net increase (decrease) in net assets resulting from operations	102,468	(943)	2,175	28,695	128,229

Contract transactions
Contract purchase payments	—	—	—	—	29,500
Net transfers(1)	(13,673)	259,066	228,953	—	62,626
Transfers for policy loans	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	(170,238)	(1,684)	(35,468)	(615,208)	(929,547)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(183,911)	257,382	193,485	(615,208)	(837,421)
Net assets at beginning of year	1,074,468	176	453,799	1,838,175	6,086,708
Net assets at end of year	$993,025	$256,615	$649,459	$1,251,662	$5,377,516

Accumulation unit activity
Units outstanding at beginning of year	427,677	—	449,547	1,809,506	5,996,084
Contract purchase payments	—	—	—	—	29,497
Net transfers(1)	(4,965)	252,962	217,569	—	61,190
Contract terminations:
Surrender benefits and contract charges	(62,915)	(1,644)	(34,654)	(603,497)	(901,741)
Death benefits	—	—	—	—	—
Units outstanding at end of year	359,797	251,318	632,462	1,206,009	5,185,030

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

18	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Select Intl Eq, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Flex Conserv Gro, Cl 2(2)	Col VP US Flex Gro, Cl 2(2)
Operations
Investment income (loss) — net	$(12)	$44	$(241)	$—	$—
Net realized gain (loss) on sales of investments	8	(130)	326	—	—
Distributions from capital gains	—	—	2,557	—	—
Net change in unrealized appreciation or depreciation of investments	236	(2,456)	5,157	1	2
Net increase (decrease) in net assets resulting from operations	232	(2,542)	7,799	1	2

Contract transactions
Contract purchase payments	—	—	(3,485)	90	99
Net transfers(1)	(6)	1,914	(6,535)	—	—
Transfers for policy loans	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	—	(1,153)	60	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(6)	761	(9,960)	90	99
Net assets at beginning of year	1,753	31,021	31,053	—	—
Net assets at end of year	$1,979	$29,240	$28,892	$91	$101

Accumulation unit activity
Units outstanding at beginning of year	—	20,750	18,458	—	—
Contract purchase payments	—	—	(2,117)	—	—
Net transfers(1)	—	1,942	(3,470)	—	—
Contract terminations:
Surrender benefits and contract charges	—	(870)	72	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	21,822	12,943	—	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period Nov. 14, 2016 (commencement of operations) to Dec. 31, 2016.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	19

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP US Flex Mod Gro, Cl 2(2)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	Drey VIF Intl Eq, Serv	Drey VIF Intl Val, Serv
Operations
Investment income (loss) — net	$—	$10,007	$(14)	$(1)	$11
Net realized gain (loss) on sales of investments	—	1,023	(15)	(1)	(8)
Distributions from capital gains	—	5,606	—	—	—
Net change in unrealized appreciation or depreciation of investments	1	(8,196)	176	(87)	(34)
Net increase (decrease) in net assets resulting from operations	1	8,440	147	(89)	(31)

Contract transactions
Contract purchase payments	90	(428)	75	—	—
Net transfers(1)	—	(633)	(7)	(9)	(11)
Transfers for policy loans	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	—	(70,215)	—	—	—
Death benefits	—	(2,220)	—	—	—
Increase (decrease) from contract transactions	90	(73,496)	68	(9)	(11)
Net assets at beginning of year	—	758,083	1,243	1,367	1,314
Net assets at end of year	$91	$693,027	$1,458	$1,269	$1,272

Accumulation unit activity
Units outstanding at beginning of year	—	700,324	—	—	—
Contract purchase payments	—	(470)	—	—	—
Net transfers(1)	—	(662)	—	—	—
Contract terminations:
Surrender benefits and contract charges	—	(63,639)	—	—	—
Death benefits	—	(1,914)	—	—	—
Units outstanding at end of year	—	633,639	—	—	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period Nov. 14, 2016 (commencement of operations) to Dec. 31, 2016.

See accompanying notes to financial statements.

20	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2
Operations
Investment income (loss) — net	$872	$(36,460)	$3,630	$(14,528)	$24
Net realized gain (loss) on sales of investments	(760)	40,416	637	7,848	397
Distributions from capital gains	—	417,841	258	87,244	293
Net change in unrealized appreciation or depreciation of investments	2,999	(105,980)	11,365	60,004	(11,915)
Net increase (decrease) in net assets resulting from operations	3,111	315,817	15,890	140,568	(11,201)

Contract transactions
Contract purchase payments	(272)	7,666	(2,790)	(785)	650
Net transfers(1)	(1,212)	14,050	6,067	11,059	2,965
Transfers for policy loans	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	(6,327)	(356,296)	(76,041)	(115,673)	(3,896)
Death benefits	—	(914)	(3,582)	(226)	—
Increase (decrease) from contract transactions	(7,811)	(335,494)	(76,346)	(105,625)	(281)
Net assets at beginning of year	48,062	5,257,451	538,170	1,395,504	175,399
Net assets at end of year	$43,362	$5,237,774	$477,714	$1,430,447	$163,917

Accumulation unit activity
Units outstanding at beginning of year	17,604	2,021,674	407,440	427,535	78,914
Contract purchase payments	(1,928)	2,347	(2,126)	(379)	271
Net transfers(1)	(1,065)	5,184	4,065	2,190	1,731
Contract terminations:
Surrender benefits and contract charges	(5,335)	(152,027)	(55,773)	(39,784)	(2,300)
Death benefits	—	(416)	(2,482)	(95)	—
Units outstanding at end of year	9,276	1,876,762	351,124	389,467	78,616

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	21

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Frank Inc, Cl 2	Temp Global Bond, Cl 2	Temp Gro, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
Operations
Investment income (loss) — net	$144	$(3,177)	$17	$(567)	$8
Net realized gain (loss) on sales of investments	(42)	(5,210)	3	(460)	7
Distributions from capital gains	—	188	67	254	71
Net change in unrealized appreciation or depreciation of investments	270	11,259	61	56,096	96
Net increase (decrease) in net assets resulting from operations	372	3,060	148	55,323	182

Contract transactions
Contract purchase payments	—	(2,704)	—	(804)	—
Net transfers(1)	(10)	11,525	(9)	(10,129)	(8)
Transfers for policy loans	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	(1,818)	(34,856)	—	(58,492)	—
Death benefits	—	(1,302)	—	(225)	—
Increase (decrease) from contract transactions	(1,828)	(27,337)	(9)	(69,650)	(8)
Net assets at beginning of year	3,424	249,729	1,727	493,703	1,908
Net assets at end of year	$1,968	$225,452	$1,866	$479,376	$2,082

Accumulation unit activity
Units outstanding at beginning of year	1,119	140,457	—	256,411	—
Contract purchase payments	—	(1,612)	—	(434)	—
Net transfers(1)	—	6,803	—	(4,358)	—
Contract terminations:
Surrender benefits and contract charges	(1,119)	(20,124)	—	(29,219)	—
Death benefits	—	(745)	—	(106)	—
Units outstanding at end of year	—	124,779	—	222,294	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

22	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Invesco VI Am Fran, Ser II	Invesco VI Comstock, Ser II	Invesco VI Global Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser II
Operations
Investment income (loss) — net	$(55)	$(1,356)	$(27)	$(34)	$(844)
Net realized gain (loss) on sales of investments	18	75,332	8	1,183	228
Distributions from capital gains	342	87,046	372	—	7,517
Net change in unrealized appreciation or depreciation of investments	(287)	3,716	(687)	(1,459)	(7,349)
Net increase (decrease) in net assets resulting from operations	18	164,738	(334)	(310)	(448)

Contract transactions
Contract purchase payments	—	(1,649)	—	(3,315)	—
Net transfers(1)	—	(51,526)	(8)	(1,933)	(7)
Transfers for policy loans	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	—	(178,529)	—	1,445	(498)
Death benefits	—	(681)	—	—	—
Increase (decrease) from contract transactions	—	(232,385)	(8)	(3,803)	(505)
Net assets at beginning of year	3,768	1,165,776	2,630	27,922	74,418
Net assets at end of year	$3,786	$1,098,129	$2,288	$23,809	$73,465

Accumulation unit activity
Units outstanding at beginning of year	—	726,660	—	24,833	51,916
Contract purchase payments	—	(1,086)	—	(3,359)	—
Net transfers(1)	—	(25,373)	—	(1,839)	—
Contract terminations:
Surrender benefits and contract charges	—	(106,891)	—	1,403	(363)
Death benefits	—	(393)	—	—	—
Units outstanding at end of year	—	592,917	—	21,038	51,553

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	23

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Janus Aspen Res, Serv	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II
Operations
Investment income (loss) — net	$(304)	$23,648	$2,175	$(152)	$(21)
Net realized gain (loss) on sales of investments	1,461	13,180	1,073	447	(7)
Distributions from capital gains	1,864	56,580	2,152	—	97
Net change in unrealized appreciation or depreciation of investments	(3,480)	27,756	3,275	525	(280)
Net increase (decrease) in net assets resulting from operations	(459)	121,164	8,675	820	(211)

Contract transactions
Contract purchase payments	(4,224)	975	—	(712)	—
Net transfers(1)	(4,151)	(18,019)	(261)	(375)	(10)
Transfers for policy loans	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	(982)	(58,148)	(4,293)	330	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(9,357)	(75,192)	(4,554)	(757)	(10)
Net assets at beginning of year	40,580	1,652,250	89,693	52,503	2,175
Net assets at end of year	$30,764	$1,698,222	$93,814	$52,566	$1,954

Accumulation unit activity
Units outstanding at beginning of year	25,140	863,344	27,054	52,797	—
Contract purchase payments	(3,023)	473	—	(787)	—
Net transfers(1)	(2,883)	(8,908)	(41)	(348)	—
Contract terminations:
Surrender benefits and contract charges	(600)	(28,492)	(1,065)	331	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	18,634	826,417	25,948	51,993	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

24	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$(26,574)	$(1,393)	$54,859	$(10,885)	$294
Net realized gain (loss) on sales of investments	29,071	1,909	(7,978)	13,983	(2,030)
Distributions from capital gains	234,943	23,609	—	36,868	—
Net change in unrealized appreciation or depreciation of investments	(325,964)	(28,470)	33,806	109,032	4,891
Net increase (decrease) in net assets resulting from operations	(88,524)	(4,345)	80,687	148,998	3,155

Contract transactions
Contract purchase payments	5,600	—	(1,104)	750	(1,504)
Net transfers(1)	69,300	16,166	14,942	302	(3,858)
Transfers for policy loans	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	(155,034)	(10,787)	(97,687)	(75,440)	(7,995)
Death benefits	(458)	—	(27,648)	—	—
Increase (decrease) from contract transactions	(80,592)	5,379	(111,497)	(74,388)	(13,357)
Net assets at beginning of year	2,378,151	362,047	1,726,727	989,659	35,902
Net assets at end of year	$2,209,035	$363,081	$1,695,917	$1,064,269	$25,700

Accumulation unit activity
Units outstanding at beginning of year	1,074,650	120,454	1,077,236	344,066	30,576
Contract purchase payments	2,488	—	(1,367)	189	(1,413)
Net transfers(1)	35,958	5,164	7,731	159	(3,230)
Contract terminations:
Surrender benefits and contract charges	(81,503)	(3,383)	(62,709)	(31,322)	(6,790)
Death benefits	(273)	—	(16,636)	—	—
Units outstanding at end of year	1,031,320	122,235	1,004,255	313,092	19,143

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	25

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP BR Gl Infl Prot Sec, Cl 3	VP Conserv, Cl 2	VP Conserv, Cl 4
Operations
Investment income (loss) — net	$(1,245)	$(46,610)	$(993)	$(1,128)	$(16,571)
Net realized gain (loss) on sales of investments	43,755	145,619	(9,767)	11,297	85,504
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(35,603)	55,522	15,887	(8,013)	(32,939)
Net increase (decrease) in net assets resulting from operations	6,907	154,531	5,127	2,156	35,994

Contract transactions
Contract purchase payments	50	—	(4,357)	10	45,010
Net transfers(1)	(125,570)	(532)	(3,176)	164,013	(487,864)
Transfers for policy loans	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	(7,551)	(358,499)	(10,463)	(127,466)	(37,879)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(133,071)	(359,031)	(17,996)	36,557	(480,733)
Net assets at beginning of year	126,667	3,698,378	85,586	167,261	1,416,046
Net assets at end of year	$503	$3,493,878	$72,717	$205,974	$971,307

Accumulation unit activity
Units outstanding at beginning of year	81,694	2,531,495	62,293	142,148	1,222,859
Contract purchase payments	—	—	(3,496)	—	38,046
Net transfers(1)	(77,061)	—	(2,512)	139,438	(408,083)
Contract terminations:
Surrender benefits and contract charges	(4,633)	(243,265)	(7,952)	(107,113)	(31,749)
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	2,288,230	48,333	174,473	821,073

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

26	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP Loomis Sayles Gro, Cl 1(2)	VP MFS Blended Res Core Eq, Cl 3	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$(269)	$(1,288)	$(88,645)	$(190,013)	$(76,351)
Net realized gain (loss) on sales of investments	26	5,409	201,655	1,234,709	216,307
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,665	2,528	62,917	(596,276)	50,653
Net increase (decrease) in net assets resulting from operations	1,422	6,649	175,927	448,420	190,609

Contract transactions
Contract purchase payments	130	(4,842)	—	95,124	70
Net transfers(1)	33,093	(6,629)	73,957	759,055	(112,350)
Transfers for policy loans	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	(2,019)	(759)	(785,912)	(4,199,632)	(598,077)
Death benefits	—	—	(63,963)	(9,087)	—
Increase (decrease) from contract transactions	31,204	(12,230)	(775,918)	(3,354,540)	(710,357)
Net assets at beginning of year	—	90,838	6,313,547	15,728,103	5,116,188
Net assets at end of year	$32,626	$85,257	$5,713,556	$12,821,983	$4,596,440

Accumulation unit activity
Units outstanding at beginning of year	—	74,293	4,824,656	11,910,776	3,713,833
Contract purchase payments	—	(3,958)	—	72,333	—
Net transfers(1)	32,744	(5,350)	50,543	549,702	(79,975)
Contract terminations:
Surrender benefits and contract charges	(1,957)	(582)	(599,755)	(3,122,055)	(421,790)
Death benefits	—	—	(47,015)	(6,965)	—
Units outstanding at end of year	30,787	64,403	4,228,429	9,403,791	3,212,068

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period April 29, 2016 (commencement of operations) to Dec. 31, 2016.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	27

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Sm Cap Val, Cl 3	VP Vty Sycamore Estb Val, Cl 3
Operations
Investment income (loss) — net	$(137,470)	$(14,636)	$(26,827)	$(6,992)	$(540)
Net realized gain (loss) on sales of investments	864,785	12,026	86,224	48,156	1,605
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(330,386)	35,398	(7,481)	68,150	4,024
Net increase (decrease) in net assets resulting from operations	396,929	32,788	51,916	109,314	5,089

Contract transactions
Contract purchase payments	6,500	10	10	—	75
Net transfers(1)	(736,305)	(12)	(122,074)	(37,585)	(6)
Transfers for policy loans	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	(1,576,542)	(42,114)	(124,730)	(73,680)	(14,202)
Death benefits	(25,194)	(23,319)	(67,933)	(455)	—
Increase (decrease) from contract transactions	(2,331,541)	(65,435)	(314,727)	(111,720)	(14,133)
Net assets at beginning of year	11,018,000	1,224,580	2,131,707	491,977	42,488
Net assets at end of year	$9,083,388	$1,191,933	$1,868,896	$489,571	$33,444

Accumulation unit activity
Units outstanding at beginning of year	7,912,328	978,830	1,719,110	259,763	21,787
Contract purchase payments	4,866	—	—	—	—
Net transfers(1)	(501,717)	—	(98,291)	(15,357)	—
Contract terminations:
Surrender benefits and contract charges	(1,111,476)	(33,255)	(101,610)	(38,302)	(7,533)
Death benefits	(17,840)	(18,657)	(53,876)	(232)	—
Units outstanding at end of year	6,286,161	926,918	1,465,333	205,872	14,254

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

28	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$(1,211)	$(3,620)
Net realized gain (loss) on sales of investments	(11,976)	(8,416)
Distributions from capital gains	36,607	74,645
Net change in unrealized appreciation or depreciation of investments	(34,141)	(31,427)
Net increase (decrease) in net assets resulting from operations	(10,721)	31,182

Contract transactions
Contract purchase payments	(1,413)	(799)
Net transfers(1)	20,777	(7,054)
Transfers for policy loans	—	—
Contract terminations:
Surrender benefits and contract charges	(59,177)	(39,666)
Death benefits	(454)	(230)
Increase (decrease) from contract transactions	(40,267)	(47,749)
Net assets at beginning of year	470,755	267,752
Net assets at end of year	$419,767	$251,185

Accumulation unit activity
Units outstanding at beginning of year	211,365	138,716
Contract purchase payments	(654)	(459)
Net transfers(1)	9,727	(2,419)
Contract terminations:
Surrender benefits and contract charges	(26,420)	(19,818)
Death benefits	(187)	(109)
Units outstanding at end of year	193,831	115,911

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	29

Statements of Changes in Net Assets

Year ended Dec. 31, 2015	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
Operations
Investment income (loss) — net	$(769)	$120	$3,309	$—	$(9,129)
Net realized gain (loss) on sales of investments	6,545	22,695	(15,723)	81	96,256
Distributions from capital gains	—	—	—	240	89,397
Net change in unrealized appreciation or depreciation of investments	(4,341)	(22,422)	25,063	(480)	(135,296)
Net increase (decrease) in net assets resulting from operations	1,435	393	12,649	(159)	41,228

Contract transactions
Contract purchase payments	100	4,456	—	—	—
Net transfers(1)	(12)	(654)	(16,024)	(11)	(60,705)
Contract terminations:
Surrender benefits and contract charges	(19,139)	(74,786)	(146,815)	(125)	(241,860)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(19,051)	(70,984)	(162,839)	(136)	(302,565)
Net assets at beginning of year	71,557	188,435	633,241	5,405	922,666
Net assets at end of year	$53,941	$117,844	$483,051	$5,110	$661,329

Accumulation unit activity
Units outstanding at beginning of year	37,149	73,888	602,107	1,926	551,757
Contract purchase payments	—	1,738	—	—	—
Net transfers(1)	—	(238)	(12,737)	—	(34,657)
Contract terminations:
Surrender benefits and contract charges	(9,850)	(29,782)	(133,868)	(76)	(138,627)
Death benefits	—	—	—	—	—
Units outstanding at end of year	27,299	45,606	455,502	1,850	378,473

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

30	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	AC VP Val, Cl II	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Operations
Investment income (loss) — net	$382	$(29)	$(3,884)	$(18,402)	$(6,991)
Net realized gain (loss) on sales of investments	154	9	23,752	122,585	(3,733)
Distributions from capital gains	—	52	—	—	15,578
Net change in unrealized appreciation or depreciation of investments	(4,748)	(165)	(20,882)	(166,240)	(62,283)
Net increase (decrease) in net assets resulting from operations	(4,212)	(133)	(1,014)	(62,057)	(57,429)

Contract transactions
Contract purchase payments	—	—	5	11	10
Net transfers(1)	(8)	(5)	(5,539)	26,024	32,814
Contract terminations:
Surrender benefits and contract charges	—	—	(44,787)	(366,473)	(114,614)
Death benefits	—	—	(3,894)	—	—
Increase (decrease) from contract transactions	(8)	(5)	(54,215)	(340,438)	(81,790)
Net assets at beginning of year	77,383	2,367	319,773	1,503,001	607,246
Net assets at end of year	$73,163	$2,229	$264,544	$1,100,506	$468,027

Accumulation unit activity
Units outstanding at beginning of year	42,262	—	181,744	723,421	317,540
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	(3,157)	13,256	17,664
Contract terminations:
Surrender benefits and contract charges	—	—	(25,265)	(180,245)	(61,175)
Death benefits	—	—	(2,166)	—	—
Units outstanding at end of year	42,262	—	151,156	556,432	274,029

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	31

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
Operations
Investment income (loss) — net	$(4,992)	$7,170	$6,157	$188	$(247)
Net realized gain (loss) on sales of investments	8	716	(3,458)	(4,330)	1,531
Distributions from capital gains	—	—	698	1,933	—
Net change in unrealized appreciation or depreciation of investments	(6)	(11,197)	(5,087)	(3,653)	529
Net increase (decrease) in net assets resulting from operations	(4,990)	(3,311)	(1,690)	(5,862)	1,813

Contract transactions
Contract purchase payments	5,205	81	7	10,010	1
Net transfers(1)	(96,536)	436	(738)	(68,405)	(2,347)
Contract terminations:
Surrender benefits and contract charges	(16,546)	(35,731)	(17,244)	(78,351)	(167)
Death benefits	(3,690)	—	—	(2,832)	—
Increase (decrease) from contract transactions	(111,567)	(35,214)	(17,975)	(139,578)	(2,513)
Net assets at beginning of year	387,878	172,682	78,879	717,528	23,535
Net assets at end of year	$271,321	$134,157	$59,214	$572,088	$22,835

Accumulation unit activity
Units outstanding at beginning of year	371,902	84,552	41,374	493,915	9,381
Contract purchase payments	—	—	—	6,190	—
Net transfers(1)	(97,878)	269	(391)	(42,749)	(957)
Contract terminations:
Surrender benefits and contract charges	(16,539)	(19,230)	(9,963)	(55,285)	(67)
Death benefits	(3,501)	—	—	(1,788)	—
Units outstanding at end of year	253,984	65,591	31,020	400,283	8,357

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

32	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Man Vol Conserv, Cl 2	Col VP Man Vol Conserv Gro, Cl 2	Col VP Man Vol Gro, Cl 2	Col VP Man Vol Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(14,507)	$—	$(7,591)	$(25,380)	$(88,254)
Net realized gain (loss) on sales of investments	55,865	—	3,511	1,804	95,481
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(44,430)	(1)	(9,101)	(66,048)	(229,391)
Net increase (decrease) in net assets resulting from operations	(3,072)	(1)	(13,181)	(89,624)	(222,164)

Contract transactions
Contract purchase payments	4,463	—	20	6	23,525
Net transfers(1)	(3,592)	—	3	228,404	(81,149)
Contract terminations:
Surrender benefits and contract charges	(97,007)	—	(176,357)	(26,250)	(1,018,167)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(96,136)	—	(176,334)	202,160	(1,075,791)
Net assets at beginning of year	1,173,676	177	643,314	1,725,639	7,384,663
Net assets at end of year	$1,074,468	$176	$453,799	$1,838,175	$6,086,708

Accumulation unit activity
Units outstanding at beginning of year	464,838	—	617,110	1,620,581	6,997,333
Contract purchase payments	1,677	—	—	—	21,841
Net transfers(1)	(1,381)	—	—	213,760	(75,579)
Contract terminations:
Surrender benefits and contract charges	(37,457)	—	(167,563)	(24,835)	(947,511)
Death benefits	—	—	—	—	—
Units outstanding at end of year	427,677	—	449,547	1,809,506	5,996,084

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	33

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Select Intl Eq, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return
Operations
Investment income (loss) — net	$(11)	$(131)	$(237)	$11,040	$(40)
Net realized gain (loss) on sales of investments	8	826	233	2,379	(1,236)
Distributions from capital gains	—	—	2,195	1,780	—
Net change in unrealized appreciation or depreciation of investments	(100)	412	(4,663)	(16,490)	422
Net increase (decrease) in net assets resulting from operations	(103)	1,107	(2,472)	(1,291)	(854)

Contract transactions
Contract purchase payments	—	2	5	10	275
Net transfers(1)	(9)	7,427	(252)	(1,369)	(7)
Contract terminations:
Surrender benefits and contract charges	—	(2,474)	(437)	(43,457)	(1,260)
Death benefits	—	(1,549)	—	(6,906)	—
Increase (decrease) from contract transactions	(9)	3,406	(684)	(51,722)	(992)
Net assets at beginning of year	1,865	26,508	34,209	811,096	3,089
Net assets at end of year	$1,753	$31,021	$31,053	$758,083	$1,243

Accumulation unit activity
Units outstanding at beginning of year	—	18,590	18,828	746,660	3,187
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	4,758	(121)	(1,261)	—
Contract terminations:
Surrender benefits and contract charges	—	(1,600)	(249)	(38,956)	(3,187)
Death benefits	—	(998)	—	(6,119)	—
Units outstanding at end of year	—	20,750	18,458	700,324	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

34	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Drey VIF Intl Eq, Serv	Drey VIF Intl Val, Serv	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Operations
Investment income (loss) — net	$32	$18	$959	$(34,078)	$4,368
Net realized gain (loss) on sales of investments	—	(5)	(65)	240,339	(1,042)
Distributions from capital gains	—	—	—	549,844	606
Net change in unrealized appreciation or depreciation of investments	(26)	(64)	(2,030)	(810,175)	(17,253)
Net increase (decrease) in net assets resulting from operations	6	(51)	(1,136)	(54,070)	(13,321)

Contract transactions
Contract purchase payments	—	—	125	7,048	—
Net transfers(1)	(9)	(8)	9	(75,699)	5,469
Contract terminations:
Surrender benefits and contract charges	—	—	(3,929)	(819,800)	(214,739)
Death benefits	—	—	—	(154,508)	—
Increase (decrease) from contract transactions	(9)	(8)	(3,795)	(1,042,959)	(209,270)
Net assets at beginning of year	1,370	1,373	52,993	6,354,480	760,761
Net assets at end of year	$1,367	$1,314	$48,062	$5,257,451	$538,170

Accumulation unit activity
Units outstanding at beginning of year	—	—	20,831	2,416,395	559,804
Contract purchase payments	—	—	—	2,202	—
Net transfers(1)	—	—	18	(28,241)	3,861
Contract terminations:
Surrender benefits and contract charges	—	—	(3,245)	(316,773)	(156,225)
Death benefits	—	—	—	(51,909)	—
Units outstanding at end of year	—	—	17,604	2,021,674	407,440

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	35

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Inc, Cl 2	Temp Global Bond, Cl 2	Temp Gro, Cl 2
Operations
Investment income (loss) — net	$(17,875)	$(500)	$218	$19,230	$27
Net realized gain (loss) on sales of investments	40,943	11,184	(28)	(1,578)	5
Distributions from capital gains	201,412	185	—	1,513	—
Net change in unrealized appreciation or depreciation of investments	(262,621)	(4,359)	(786)	(36,304)	(174)
Net increase (decrease) in net assets resulting from operations	(38,141)	6,510	(596)	(17,139)	(142)

Contract transactions
Contract purchase payments	5,440	750	—	—	—
Net transfers(1)	(10,486)	(137)	(8)	13,731	(5)
Contract terminations:
Surrender benefits and contract charges	(280,422)	(64,463)	(3,205)	(64,033)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(285,468)	(63,850)	(3,213)	(50,302)	(5)
Net assets at beginning of year	1,719,113	232,739	7,233	317,170	1,874
Net assets at end of year	$1,395,504	$175,399	$3,424	$249,729	$1,727

Accumulation unit activity
Units outstanding at beginning of year	512,350	107,440	3,891	167,979	—
Contract purchase payments	1,292	248	—	—	—
Net transfers(1)	(3,771)	(299)	—	7,273	—
Contract terminations:
Surrender benefits and contract charges	(82,336)	(28,475)	(2,772)	(34,795)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	427,535	78,914	1,119	140,457	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

36	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser II	Invesco VI Comstock, Ser II	Invesco VI Global Hlth, Ser II
Operations
Investment income (loss) — net	$(6,375)	$9	$(56)	$2,073	$(38)
Net realized gain (loss) on sales of investments	12,572	6	20	131,358	18
Distributions from capital gains	39,199	120	21	3,710	244
Net change in unrealized appreciation or depreciation of investments	(107,910)	(155)	131	(245,466)	(186)
Net increase (decrease) in net assets resulting from operations	(62,514)	(20)	116	(108,325)	38

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	16,731	(9)	—	37,179	(3)
Contract terminations:
Surrender benefits and contract charges	(130,623)	—	—	(399,485)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(113,892)	(9)	—	(362,306)	(3)
Net assets at beginning of year	670,109	1,937	3,652	1,636,407	2,595
Net assets at end of year	$493,703	$1,908	$3,768	$1,165,776	$2,630

Accumulation unit activity
Units outstanding at beginning of year	311,485	—	—	942,348	—
Contract purchase payments	—	—	—	—	—
Net transfers(1)	8,221	—	—	23,178	—
Contract terminations:
Surrender benefits and contract charges	(63,295)	—	—	(238,866)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	256,411	—	—	726,660	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	37

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser II	Janus Aspen Res, Serv	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$(7)	$(913)	$(376)	$18,168	$2,908
Net realized gain (loss) on sales of investments	410	416	1,253	44,266	2,208
Distributions from capital gains	—	5,980	7,638	64,772	7,570
Net change in unrealized appreciation or depreciation of investments	(1,443)	(5,572)	(6,914)	(158,267)	(30,551)
Net increase (decrease) in net assets resulting from operations	(1,040)	(89)	1,601	(31,061)	(17,865)

Contract transactions
Contract purchase payments	—	—	—	2,298	125
Net transfers(1)	406	(9)	(2,639)	(40,465)	1,685
Contract terminations:
Surrender benefits and contract charges	(418)	(525)	(537)	(131,971)	(9,458)
Death benefits	—	—	—	(49,946)	—
Increase (decrease) from contract transactions	(12)	(534)	(3,176)	(220,084)	(7,648)
Net assets at beginning of year	28,974	75,041	42,155	1,903,395	115,206
Net assets at end of year	$27,922	$74,418	$40,580	$1,652,250	$89,693

Accumulation unit activity
Units outstanding at beginning of year	24,772	52,281	27,178	975,802	31,103
Contract purchase payments	—	—	—	1,129	—
Net transfers(1)	441	—	(1,687)	(20,379)	387
Contract terminations:
Surrender benefits and contract charges	(380)	(365)	(351)	(67,666)	(4,436)
Death benefits	—	—	—	(25,542)	—
Units outstanding at end of year	24,833	51,916	25,140	863,344	27,054

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

38	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv
Operations
Investment income (loss) — net	$358	$(25)	$(34,433)	$(399)	$76,855
Net realized gain (loss) on sales of investments	1,334	(1)	143,498	17,305	4,555
Distributions from capital gains	—	395	478,537	25,877	—
Net change in unrealized appreciation or depreciation of investments	(3,414)	(534)	(536,571)	(35,062)	(149,630)
Net increase (decrease) in net assets resulting from operations	(1,722)	(165)	51,031	7,721	(68,220)

Contract transactions
Contract purchase payments	—	—	1,500	125	3,529
Net transfers(1)	(89)	(12)	(71,620)	917	18,219
Contract terminations:
Surrender benefits and contract charges	(3,806)	—	(339,106)	(47,976)	(299,129)
Death benefits	—	—	—	(19,251)	—
Increase (decrease) from contract transactions	(3,895)	(12)	(409,226)	(66,185)	(277,381)
Net assets at beginning of year	58,120	2,352	2,736,346	420,511	2,072,328
Net assets at end of year	$52,503	$2,175	$2,378,151	$362,047	$1,726,727

Accumulation unit activity
Units outstanding at beginning of year	56,738	—	1,270,418	141,762	1,243,839
Contract purchase payments	—	—	602	—	1,940
Net transfers(1)	(75)	—	(33,810)	282	11,257
Contract terminations:
Surrender benefits and contract charges	(3,866)	—	(162,560)	(15,446)	(179,800)
Death benefits	—	—	—	(6,144)	—
Units outstanding at end of year	52,797	—	1,074,650	120,454	1,077,236

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	39

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl	VP Aggr, Cl 2	VP Aggr, Cl 4	VP BR Gl Infl Prot Sec, Cl 3
Operations
Investment income (loss) — net	$(9,133)	$785	$(1,377)	$(65,074)	$40,700
Net realized gain (loss) on sales of investments	91,874	(748)	125,310	1,005,634	(12,892)
Distributions from capital gains	217,982	—	—	—	9,990
Net change in unrealized appreciation or depreciation of investments	(407,753)	(4,444)	(127,076)	(980,015)	(40,775)
Net increase (decrease) in net assets resulting from operations	(107,030)	(4,407)	(3,143)	(39,455)	(2,977)

Contract transactions
Contract purchase payments	5,206	—	196	19	7
Net transfers(1)	(10,047)	2,957	(426,351)	394	(654)
Contract terminations:
Surrender benefits and contract charges	(156,546)	(6,627)	(3,313)	(2,622,831)	(36,068)
Death benefits	(268,182)	—	—	—	—
Increase (decrease) from contract transactions	(429,569)	(3,670)	(429,468)	(2,622,418)	(36,715)
Net assets at beginning of year	1,526,258	43,979	559,278	6,360,251	125,278
Net assets at end of year	$989,659	$35,902	$126,667	$3,698,378	$85,586

Accumulation unit activity
Units outstanding at beginning of year	468,096	33,775	373,804	4,259,429	90,116
Contract purchase payments	1,312	—	—	—	—
Net transfers(1)	(2,711)	2,412	(289,907)	—	(490)
Contract terminations:
Surrender benefits and contract charges	(43,967)	(5,611)	(2,203)	(1,727,934)	(27,333)
Death benefits	(78,664)	—	—	—	—
Units outstanding at end of year	344,066	30,576	81,694	2,531,495	62,293

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

40	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP MFS Blended Res Core Eq, Cl 3	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(2,848)	$(21,389)	$(1,409)	$(101,450)	$(240,422)
Net realized gain (loss) on sales of investments	15,881	88,475	1,237	142,372	1,389,134
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(16,315)	(85,937)	(794)	(173,631)	(1,398,131)
Net increase (decrease) in net assets resulting from operations	(3,282)	(18,851)	(966)	(132,709)	(249,419)

Contract transactions
Contract purchase payments	12	100,692	5	8	13,021
Net transfers(1)	9,893	65,381	(970)	561,612	(35,955)
Contract terminations:
Surrender benefits and contract charges	(121,591)	(580,709)	(576)	(509,467)	(4,534,033)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(111,686)	(414,636)	(1,541)	52,153	(4,556,967)
Net assets at beginning of year	282,229	1,849,533	93,345	6,394,103	20,534,489
Net assets at end of year	$167,261	$1,416,046	$90,838	$6,313,547	$15,728,103

Accumulation unit activity
Units outstanding at beginning of year	238,296	1,570,381	75,523	4,788,469	15,260,716
Contract purchase payments	—	83,979	—	—	9,322
Net transfers(1)	6,490	54,302	(763)	421,949	(26,288)
Contract terminations:
Surrender benefits and contract charges	(102,638)	(485,803)	(467)	(385,762)	(3,332,974)
Death benefits	—	—	—	—	—
Units outstanding at end of year	142,148	1,222,859	74,293	4,824,656	11,910,776

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	41

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(80,617)	$(169,702)	$(16,879)	$(29,617)	$(8,612)
Net realized gain (loss) on sales of investments	76,935	873,220	32,785	39,176	56,588
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(101,228)	(939,335)	(33,576)	(43,747)	(112,905)
Net increase (decrease) in net assets resulting from operations	(104,910)	(235,817)	(17,670)	(34,188)	(64,929)

Contract transactions
Contract purchase payments	23	6,520	6	8	8
Net transfers(1)	37,517	(82,753)	(87,743)	(91,354)	15,412
Contract terminations:
Surrender benefits and contract charges	(166,321)	(2,278,208)	(82,362)	(56,540)	(156,210)
Death benefits	—	—	(27,431)	—	—
Increase (decrease) from contract transactions	(128,781)	(2,354,441)	(197,530)	(147,886)	(140,790)
Net assets at beginning of year	5,349,879	13,608,258	1,439,780	2,313,781	697,696
Net assets at end of year	$5,116,188	$11,018,000	$1,224,580	$2,131,707	$491,977

Accumulation unit activity
Units outstanding at beginning of year	3,797,093	9,567,160	1,136,659	1,834,739	327,736
Contract purchase payments	—	4,577	—	—	—
Net transfers(1)	35,128	(58,300)	(69,738)	(70,723)	8,061
Contract terminations:
Surrender benefits and contract charges	(118,388)	(1,601,109)	(65,958)	(44,906)	(76,034)
Death benefits	—	—	(22,133)	—	—
Units outstanding at end of year	3,713,833	7,912,328	978,830	1,719,110	259,763

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

42	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	VP Vty Sycamore Estb Val, Cl 3	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$(713)	$(125)	$(4,702)
Net realized gain (loss) on sales of investments	229	(18,675)	7,845
Distributions from capital gains	—	50,957	56,654
Net change in unrealized appreciation or depreciation of investments	(139)	(36,864)	(62,652)
Net increase (decrease) in net assets resulting from operations	(623)	(4,707)	(2,855)

Contract transactions
Contract purchase payments	2	8	8
Net transfers(1)	(9)	608	(16,238)
Contract terminations:
Surrender benefits and contract charges	—	(148,796)	(94,712)
Death benefits	—	—	—
Increase (decrease) from contract transactions	(7)	(148,180)	(110,942)
Net assets at beginning of year	43,118	623,642	381,549
Net assets at end of year	$42,488	$470,755	$267,752

Accumulation unit activity
Units outstanding at beginning of year	21,787	276,094	193,769
Contract purchase payments	—	—	—
Net transfers(1)	—	719	(7,699)
Contract terminations:
Surrender benefits and contract charges	—	(65,448)	(47,354)
Death benefits	—	—	—
Units outstanding at end of year	21,787	211,365	138,716

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	43

Notes to Financial Statements

1.  ORGANIZATION

RiverSource of New York Variable Annuity Account 2 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for RiverSource® FlexChoice Select Variable Annuity (FlexChoice Select) contracts issued by RiverSource Life of NY.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through FlexChoice Select contracts and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under FlexChoice Select contracts. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of Dec. 31, 2016, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below. These financial statements are of the Divisions of the Account offered through FlexChoice Select.

Division	Fund
AB VPS Global Thematic Gro, Cl B	AB VPS Global Thematic Growth Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AC VP Mid Cap Val, Cl II	American Century VP Mid Cap Value, Class II
AC VP Ultra, Cl II	American Century VP Ultra®, Class II
AC VP Val, Cl II	American Century VP Value, Class II
CB Var Sm Cap Gro, Cl I	ClearBridge Variable Small Cap Growth Portfolio – Class I
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Man Vol Conserv, Cl 2	Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
Col VP Man Vol Conserv Gro, Cl 2	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
Col VP Man Vol Gro, Cl 2	Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2)
Col VP Man Vol Mod Gro, Cl 2	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
Col VP Mid Cap Val, Cl 3	Columbia Variable Portfolio – Mid Cap Value Fund (Class 3)
Col VP Select Intl Eq, Cl 3	Columbia Variable Portfolio – Select International Equity Fund (Class 3)
Col VP Sm Cap Val, Cl 2	Columbia Variable Portfolio – Small Cap Value Fund (Class 2)
Col VP US Flex Conserv Gro, Cl 2	Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)(2)
Col VP US Flex Gro, Cl 2	Columbia Variable Portfolio – U.S. Flexible Growth Fund (Class 2)(2)
Col VP US Flex Mod Gro, Cl 2	Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)(2)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
Drey VIF Intl Eq, Serv	Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares
Drey VIF Intl Val, Serv	Dreyfus Variable Investment Fund International Value Portfolio, Service Shares
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fid VIP Invest Gr, Serv Cl 2	Fidelity® VIP Investment Grade Bond Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2 (previously FTVIPT Franklin Income VIP Fund – Class 2)
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2 (previously FTVIPT Templeton Global Bond VIP Fund – Class 2)
Temp Gro, Cl 2	Templeton Growth VIP Fund – Class 2 (previously FTVIPT Templeton Growth VIP Fund – Class 2)
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares

44	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Division	Fund
Invesco VI Global Hlth, Ser II	Invesco V.I. Global Health Care Fund, Series II Shares
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares
Invesco VI Mid Cap Gro, Ser II	Invesco V.I. Mid Cap Growth Fund, Series II Shares
Janus Aspen Res, Serv	Janus Aspen Series Research Portfolio: Service Shares (previously Janus Aspen Series Janus Portfolio: Service Shares)
MFS Total Return, Serv Cl	MFS® Total Return Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (previously Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares)
MS VIF Mid Cap Gro, Cl II	Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (previously Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares)
Oppen Cap Appr VA, Serv	Oppenheimer Capital Appreciation Fund/VA, Service Shares
Oppen Global VA, Serv	Oppenheimer Global Fund/VA, Service Shares
Oppen Global Strategic Inc VA, Srv	Oppenheimer Global Strategic Income Fund/VA, Service Shares
Oppen Main St Sm Cap VA, Serv	Oppenheimer Main Street Small Cap Fund®/VA, Service Shares
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP BR Gl Infl Prot Sec, Cl 3	Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Loomis Sayles Gro, Cl 1	Variable Portfolio – Loomis Sayles Growth Fund (Class 1)(1),(3)
VP MFS Blended Res Core Eq, Cl 3	Variable Portfolio – MFS® Blended Research® Core Equity Fund (Class 3)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP Vty Sycamore Estb Val, Cl 3	Variable Portfolio – Victory Sycamore Established Value Fund (Class 3)
Wanger Intl	Wanger International
Wanger USA	Wanger USA

(1)	Variable Portfolio – Loomis Sayles Growth Fund II (Class 1) merged into Variable Portfolio – Loomis Sayles Growth Fund (Class 1) on April 29, 2016.
(2)	For the period Nov. 14, 2016 (commencement of operations) to Dec. 31, 2016.
(3)	For the period April 29, 2016 (commencement of operations) to Dec. 31, 2016.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the contract.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are not categorized in the fair value hierarchy. There were no transfers between levels in the period ended Dec. 31, 2016.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	45

Variable Payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through April 21, 2017. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after Dec. 15, 2015 and interim periods within those fiscal years. The Account adopted the standard on Jan. 1, 2016. There was no impact of the standard to the Account’s financial condition or results of operations.

3.  VARIABLE ACCOUNT EXPENSES

For FlexChoice Select contracts, RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis to a range from 1.55% to 1.90% of the average daily net assets of each subaccount depending on the contract and death benefit option selected.

For FlexChoice Select contracts, RiverSource Life of NY also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by RiverSource Life of NY such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses. The financial statements include other subaccounts that are not offered through FlexChoice Select contracts.

4.  CONTRACT CHARGES

RiverSource Life of NY deducts a contract administrative charge of $40 per year on the contract anniversary. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. This charge may be waived based upon the underlying contract value.

Optional riders are available on this product and if selected, the related fees are deducted annually from the contract value on the contract anniversary. Additional information can be found in the product prospectus.

5.  WITHDRAWAL CHARGES

RiverSource Life of NY may use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for withdrawals are not identified on an individual division basis.

46	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

6.  RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s annual report or prospectus.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Transfer and Dividend Disbursing Agent Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2016 were as follows:

Division	Purchases
AB VPS Global Thematic Gro, Cl B	$44
AB VPS Gro & Inc, Cl B	8,155
AB VPS Intl Val, Cl B	43,537
AC VP Mid Cap Val, Cl II	340
AC VP Ultra, Cl II	49,226
AC VP Val, Cl II	1,331
CB Var Sm Cap Gro, Cl I	90
Col VP Disciplined Core, Cl 3	2,261
Col VP Divd Opp, Cl 3	22,409
Col VP Emer Mkts, Cl 3	23,047
Col VP Govt Money Mkt, Cl 3	3,511
Col VP Hi Yield Bond, Cl 3	8,960
Col VP Inc Opp, Cl 3	154,474
Col VP Inter Bond, Cl 3	21,090
Col VP Lg Cap Gro, Cl 3	260
Col VP Lg Cap Index, Cl 3	1,583
Col VP Man Vol Conserv, Cl 2	259,066
Col VP Man Vol Conserv Gro, Cl 2	228,953
Col VP Man Vol Gro, Cl 2	—
Col VP Man Vol Mod Gro, Cl 2	92,126
Col VP Mid Cap Val, Cl 3	—
Col VP Select Intl Eq, Cl 3	2,285
Col VP Sm Cap Val, Cl 2	4,415
Col VP US Flex Conserv Gro, Cl 2	90
Col VP US Flex Gro, Cl 2	99
Col VP US Flex Mod Gro, Cl 2	90
Col VP US Govt Mtge, Cl 3	37,552
CS Commodity Return	77
Drey VIF Intl Eq, Serv	9
Drey VIF Intl Val, Serv	20
EV VT Floating-Rate Inc, Init Cl	3,288
Fid VIP Contrafund, Serv Cl 2	494,725
Fid VIP Invest Gr, Serv Cl 2	39,834
Fid VIP Mid Cap, Serv Cl 2	117,864
Fid VIP Overseas, Serv Cl 2	6,378
Frank Inc, Cl 2	186

Division	Purchases
Temp Global Bond, Cl 2	$20,128
Temp Gro, Cl 2	104
GS VIT Mid Cap Val, Inst	18,233
GS VIT U.S. Eq Insights, Inst	103
Invesco VI Am Fran, Ser II	348
Invesco VI Comstock, Ser II	135,420
Invesco VI Global Hlth, Ser II	376
Invesco VI Intl Gro, Ser II	2,377
Invesco VI Mid Cap Gro, Ser II	7,582
Janus Aspen Res, Serv	3,805
MFS Total Return, Serv Cl	108,714
MFS Utilities, Serv Cl	6,534
MS VIF Global Real Est, Cl II	1,342
MS VIF Mid Cap Gro, Cl II	96
Oppen Cap Appr VA, Serv	318,384
Oppen Global VA, Serv	42,519
Oppen Global Strategic Inc VA, Srv	122,461
Oppen Main St Sm Cap VA, Serv	42,853
PIMCO VIT All Asset, Advisor Cl	1,016
VP Aggr, Cl 2	86
VP Aggr, Cl 4	—
VP BR Gl Infl Prot Sec, Cl 3	3,592
VP Conserv, Cl 2	164,046
VP Conserv, Cl 4	45,167
VP Loomis Sayles Gro, Cl 1	34,648
VP MFS Blended Res Core Eq, Cl 3	352
VP Mod, Cl 2	125,784
VP Mod, Cl 4	824,454
VP Mod Aggr, Cl 2	51,756
VP Mod Aggr, Cl 4	61,815
VP Mod Conserv, Cl 2	10
VP Mod Conserv, Cl 4	10
VP Ptnrs Sm Cap Val, Cl 3	13,866
VP Vty Sycamore Estb Val, Cl 3	78
Wanger Intl	50,509
Wanger USA	72,025

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	47

8.  ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS

The following is a summary of accumulation unit values at Dec. 31, 2016:

Subaccount	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
1.00%	$1.90	$2.84	$1.20	$2.34	$2.19
1.05%	1.14	1.83	0.83	2.01	1.95
1.10%	1.88	2.80	—	—	—
1.15%	1.13	1.92	1.07	1.99	1.85
1.20%	1.12	1.80	0.82	1.98	1.92
1.25%	1.84	2.75	0.81	1.97	1.91
1.30%	1.83	2.73	1.05	1.96	1.82
1.35%	1.81	2.73	1.05	1.95	1.81
1.40%	1.80	2.71	0.80	1.94	1.88
1.45%	1.32	2.20	1.17	2.27	2.13
1.50%	1.09	1.84	1.03	1.92	1.78
1.55%	1.76	2.64	1.02	1.91	1.77
1.65%	1.74	2.60	—	—	—
1.70%	1.07	1.79	1.00	1.89	1.73
1.80%	0.91	1.37	0.56	1.91	1.53
1.90%	0.90	1.36	0.56	1.89	1.52
1.95%	1.28	2.13	1.13	2.20	2.06
2.00%	0.90	1.34	0.55	1.87	1.50
2.05%	1.27	2.12	1.12	2.19	2.05

Subaccount	AC VP Val, Cl II	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
1.00%	$2.16	$2.29	$1.71	$3.42	$1.00
1.05%	1.93	1.87	1.79	1.62	1.41
1.10%	—	—	1.69	3.38	—
1.15%	2.08	1.85	1.91	1.98	1.96
1.20%	1.90	1.84	1.76	1.59	1.39
1.25%	1.89	1.83	1.66	3.31	1.38
1.30%	2.04	1.82	1.88	3.28	1.93
1.35%	2.03	1.82	1.86	3.26	1.92
1.40%	1.86	1.81	1.83	3.24	1.36
1.45%	2.10	2.22	2.21	1.84	0.97
1.50%	2.00	1.79	1.83	1.90	1.88
1.55%	1.99	1.78	1.82	3.17	1.87
1.65%	—	—	1.59	3.13	—
1.70%	1.95	1.76	1.79	1.85	1.84
1.80%	1.51	1.67	1.36	1.20	0.75
1.90%	1.49	1.65	1.35	1.19	0.75
1.95%	2.03	2.15	2.15	1.79	0.94
2.00%	1.48	1.64	1.34	1.18	0.74
2.05%	2.02	2.14	2.13	1.77	0.94

48	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
1.00%	$1.01	$1.51	$1.47	$1.49	$2.52
1.05%	0.99	1.91	1.87	1.42	1.76
1.10%	1.00	—	—	1.48	2.48
1.15%	1.00	2.01	1.91	1.41	1.91
1.20%	0.97	1.88	1.84	1.40	1.73
1.25%	0.98	1.87	1.83	1.44	2.43
1.30%	0.97	1.97	1.88	1.43	2.41
1.35%	0.96	1.96	1.87	1.42	2.40
1.40%	1.03	1.84	1.80	1.62	2.38
1.45%	0.91	1.47	1.43	1.15	2.10
1.50%	0.96	1.93	1.83	1.35	1.83
1.55%	0.94	1.92	1.82	1.38	2.33
1.65%	0.93	—	—	1.36	2.30
1.70%	0.94	1.88	1.79	1.32	1.78
1.80%	0.88	1.62	1.60	1.23	1.36
1.90%	0.87	1.61	1.59	1.22	1.35
1.95%	0.88	1.42	1.38	1.11	2.04
2.00%	0.86	1.59	1.57	1.21	1.34
2.05%	0.88	1.41	1.38	1.11	2.03

Subaccount	Col VP Lg Cap Index, Cl 3	Col VP Man Vol Conserv, Cl 2	Col VP Man Vol Conserv Gro, Cl 2	Col VP Man Vol Gro, Cl 2	Col VP Man Vol Mod Gro, Cl 2
1.00%	$2.92	$1.03	$1.04	$1.05	$1.05
1.05%	1.92	1.03	1.04	1.05	1.04
1.10%	2.88	—	—	—	—
1.15%	2.02	1.03	1.03	1.04	1.04
1.20%	1.89	1.03	1.03	1.04	1.04
1.25%	2.82	1.03	1.03	1.04	1.04
1.30%	2.80	1.02	1.03	1.04	1.04
1.35%	2.78	1.02	1.03	1.04	1.04
1.40%	2.76	1.02	1.03	1.03	1.03
1.45%	2.12	1.02	1.02	1.03	1.03
1.50%	1.93	1.02	1.02	1.03	1.03
1.55%	2.71	1.02	1.02	1.03	1.03
1.65%	2.67	—	—	—	—
1.70%	1.89	1.01	1.02	1.02	1.02
1.80%	1.46	1.01	1.01	1.02	1.02
1.90%	1.45	1.00	1.01	1.02	1.02
1.95%	2.06	1.00	1.01	1.02	1.02
2.00%	1.44	1.00	1.01	1.01	1.01
2.05%	2.04	1.00	1.01	1.01	1.01

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	49

Subaccount	Col VP Mid Cap Val, Cl 3	Col VP Select Intl Eq, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Flex Conserv Gro, Cl 2	Col VP US Flex Gro, Cl 2
1.00%	$2.16	$1.28	$2.14	$1.01	$1.03
1.05%	1.56	1.18	2.01	—	—
1.10%	—	—	—	—	—
1.15%	1.55	1.44	2.30	—	—
1.20%	1.54	1.16	1.98	1.01	1.03
1.25%	1.53	1.15	1.97	1.00	1.03
1.30%	1.53	1.42	2.26	—	—
1.35%	1.52	1.41	2.24	—	—
1.40%	1.51	1.30	1.94	—	—
1.45%	2.10	1.24	2.07	1.00	1.03
1.50%	1.50	1.38	2.20	—	—
1.55%	1.49	1.38	2.19	1.00	1.03
1.65%	—	—	—	—	—
1.70%	1.47	1.35	2.15	1.00	1.03
1.80%	1.41	0.83	1.65	1.00	1.03
1.90%	1.40	0.82	1.64	—	—
1.95%	2.03	1.20	2.01	1.00	1.03
2.00%	1.38	0.82	1.62	—	—
2.05%	2.02	1.19	2.00	1.00	1.03

Subaccount	Col VP US Flex Mod Gro, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return	Drey VIF Intl Eq, Serv	Drey VIF Intl Val, Serv
1.00%	$1.02	$1.15	$0.64	$1.27	$1.04
1.05%	—	1.14	0.50	0.89	0.89
1.10%	—	1.14	—	—	—
1.15%	—	1.14	0.49	0.88	1.07
1.20%	1.02	1.13	0.49	0.88	0.88
1.25%	1.02	1.11	0.49	0.88	0.88
1.30%	—	1.10	0.48	0.87	1.05
1.35%	—	1.09	0.48	0.87	1.04
1.40%	—	1.09	0.48	0.86	0.86
1.45%	1.02	1.02	0.62	1.24	1.01
1.50%	—	1.09	0.47	0.86	1.02
1.55%	1.02	1.07	0.47	0.85	1.02
1.65%	—	1.05	—	—	—
1.70%	1.02	1.07	0.47	0.84	1.00
1.80%	1.02	1.01	0.44	0.78	0.68
1.90%	—	1.00	0.44	0.77	0.68
1.95%	1.02	0.99	0.60	1.20	0.98
2.00%	—	0.99	0.43	0.76	0.67
2.05%	1.02	0.98	0.60	1.19	0.97

50	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Subaccount	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2
1.00%	$1.22	$3.33	$1.15	$4.36	$2.38
1.05%	1.28	1.89	1.42	1.99	1.14
1.10%	—	3.29	—	4.30	2.35
1.15%	1.26	2.22	1.40	2.47	1.39
1.20%	1.26	1.86	1.40	1.96	1.12
1.25%	1.25	3.22	1.39	4.21	2.30
1.30%	1.25	3.20	1.38	4.18	2.28
1.35%	1.24	3.17	1.37	4.15	2.27
1.40%	1.23	3.15	1.37	4.13	2.25
1.45%	1.18	1.97	1.12	1.84	1.31
1.50%	1.22	2.13	1.35	2.37	1.33
1.55%	1.22	3.09	1.34	4.04	2.20
1.65%	—	3.05	—	3.99	2.17
1.70%	1.20	2.08	1.31	2.31	1.30
1.80%	1.20	1.38	1.25	1.45	0.79
1.90%	1.19	1.37	1.24	1.44	0.78
1.95%	1.15	1.90	1.08	1.78	1.26
2.00%	1.18	1.36	1.23	1.43	0.78
2.05%	1.14	1.89	1.08	1.77	1.26

Subaccount	Frank Inc, Cl 2	Temp Global Bond, Cl 2	Temp Gro, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
1.00%	$1.50	$1.18	$1.59	$2.03	$2.34
1.05%	1.64	1.79	1.29	1.91	1.56
1.10%	—	—	—	—	—
1.15%	1.75	1.85	1.47	2.23	1.54
1.20%	1.61	1.76	1.27	1.88	1.53
1.25%	1.60	1.76	1.27	1.87	1.53
1.30%	1.72	1.82	1.44	2.19	1.52
1.35%	1.71	1.81	1.43	2.18	1.51
1.40%	1.58	1.73	1.25	1.84	1.50
1.45%	1.46	1.15	1.55	1.97	2.27
1.50%	1.68	1.78	1.41	2.14	1.49
1.55%	1.67	1.77	1.40	2.12	1.48
1.65%	—	—	—	—	—
1.70%	1.64	1.73	1.37	2.09	1.46
1.80%	1.30	1.44	0.98	1.49	1.46
1.90%	1.29	1.43	0.97	1.47	1.45
1.95%	1.41	1.11	1.50	1.91	2.20
2.00%	1.27	1.41	0.97	1.46	1.43
2.05%	1.40	1.10	1.49	1.90	2.18

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	51

Subaccount	Invesco VI Am Fran, Ser II	Invesco VI Comstock, Ser II	Invesco VI Global Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser II
1.00%	$1.50	$2.10	$1.99	$1.35	$1.40
1.05%	1.50	1.79	1.70	1.06	1.40
1.10%	—	—	—	—	1.40
1.15%	1.49	1.91	1.69	1.05	1.39
1.20%	1.49	1.76	1.68	1.04	1.39
1.25%	1.48	1.75	1.67	1.04	1.39
1.30%	1.48	1.88	1.66	1.03	1.38
1.35%	1.48	1.87	1.65	1.03	1.38
1.40%	1.47	1.72	1.65	1.02	1.38
1.45%	1.47	2.04	1.94	1.31	1.37
1.50%	1.47	1.83	1.63	1.01	1.37
1.55%	1.46	1.82	1.62	1.01	1.37
1.65%	—	—	—	—	1.36
1.70%	1.45	1.79	1.60	0.99	1.36
1.80%	1.45	1.44	1.57	0.92	1.35
1.90%	1.44	1.42	1.56	0.91	1.34
1.95%	1.44	1.98	1.88	1.27	1.34
2.00%	1.43	1.41	1.54	0.90	1.34
2.05%	1.43	1.96	1.86	1.26	1.33

Subaccount	Janus Aspen Res, Serv	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II
1.00%	$1.90	$2.14	$4.29	$1.58	$1.44
1.05%	1.55	1.63	2.05	1.03	1.37
1.10%	—	2.11	4.24	—	—
1.15%	1.54	1.67	2.61	1.02	1.36
1.20%	1.53	1.60	2.02	1.02	1.35
1.25%	1.52	2.07	4.15	1.01	1.35
1.30%	1.51	2.06	4.12	1.01	1.34
1.35%	1.51	2.04	4.09	1.00	1.33
1.40%	1.50	2.03	4.07	1.00	1.33
1.45%	1.85	1.57	1.66	1.54	1.39
1.50%	1.48	1.60	2.50	0.99	1.31
1.55%	1.48	1.99	3.98	0.98	1.31
1.65%	—	1.96	3.93	—	—
1.70%	1.46	1.56	2.44	0.97	1.29
1.80%	1.36	1.31	1.29	1.00	1.13
1.90%	1.35	1.30	1.27	0.99	1.12
1.95%	1.79	1.52	1.61	1.49	1.35
2.00%	1.34	1.29	1.26	0.98	1.11
2.05%	1.78	1.51	1.60	1.48	1.34

52	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Subaccount	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
1.00%	$2.36	$3.27	$1.82	$4.14	$1.21
1.05%	1.62	1.59	1.48	2.04	1.31
1.10%	2.33	3.23	1.79	4.09	—
1.15%	1.65	1.89	1.50	2.34	1.30
1.20%	1.59	1.57	1.46	2.01	1.29
1.25%	2.28	3.16	1.75	4.00	1.29
1.30%	2.27	3.14	1.74	3.97	1.28
1.35%	2.25	3.12	1.73	3.95	1.28
1.40%	2.23	3.10	1.72	3.92	1.27
1.45%	1.84	1.61	1.18	2.23	1.17
1.50%	1.58	1.81	1.44	2.25	1.26
1.55%	2.19	3.03	1.68	3.84	1.25
1.65%	2.16	2.99	1.66	3.79	—
1.70%	1.54	1.77	1.40	2.20	1.23
1.80%	1.19	1.15	1.22	1.67	1.20
1.90%	1.17	1.14	1.21	1.65	1.18
1.95%	1.78	1.56	1.14	2.16	1.14
2.00%	1.16	1.13	1.20	1.64	1.17
2.05%	1.77	1.55	1.13	2.15	1.13

Subaccount	VP Aggr, Cl 2	VP Aggr, Cl 4	VP BR Gl Infl Prot Sec, Cl 3	VP Conserv, Cl 2	VP Conserv, Cl 4
1.00%	$1.62	$1.62	$1.22	$1.22	$1.22
1.05%	1.55	1.56	1.41	1.21	1.21
1.10%	—	—	—	—	—
1.15%	1.54	1.55	1.40	1.20	1.20
1.20%	1.54	1.54	1.39	1.19	1.19
1.25%	1.53	1.54	1.38	1.19	1.19
1.30%	1.53	1.53	1.38	1.19	1.19
1.35%	1.52	1.52	1.38	1.18	1.18
1.40%	1.52	1.52	1.36	1.18	1.18
1.45%	1.57	1.58	1.19	1.18	1.18
1.50%	1.51	1.51	1.35	1.17	1.17
1.55%	1.50	1.50	1.35	1.17	1.17
1.65%	—	—	—	—	—
1.70%	1.49	1.49	1.32	1.15	1.15
1.80%	1.48	1.48	1.25	1.15	1.15
1.90%	1.47	1.47	1.24	1.14	1.14
1.95%	1.52	1.53	1.15	1.14	1.15
2.00%	1.46	1.46	1.23	1.13	1.13
2.05%	1.51	1.52	1.14	1.14	1.14

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	53

Subaccount	VP Loomis Sayles Gro, Cl 1	VP MFS Blended Res Core Eq, Cl 3	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
1.00%	$1.06	$1.85	$1.41	$1.41	$1.51
1.05%	1.06	1.37	1.39	1.39	1.47
1.10%	—	—	—	—	—
1.15%	1.06	1.36	1.38	1.38	1.46
1.20%	1.06	1.35	1.37	1.38	1.46
1.25%	1.06	1.35	1.37	1.37	1.45
1.30%	1.05	1.34	1.37	1.37	1.45
1.35%	1.05	1.33	1.36	1.36	1.44
1.40%	1.05	1.33	1.36	1.36	1.44
1.45%	1.05	1.80	1.37	1.37	1.47
1.50%	1.05	1.31	1.35	1.35	1.43
1.55%	1.05	1.31	1.34	1.35	1.42
1.65%	—	—	—	—	—
1.70%	1.05	1.29	1.33	1.33	1.41
1.80%	1.05	1.26	1.32	1.32	1.40
1.90%	1.05	1.25	1.31	1.31	1.39
1.95%	1.05	1.74	1.33	1.33	1.42
2.00%	1.05	1.24	1.30	1.30	1.38
2.05%	1.05	1.73	1.32	1.32	1.41

Subaccount	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Sm Cap Val, Cl 3	VP Vty Sycamore Estb Val, Cl 3
1.00%	$1.51	$1.31	$1.31	$3.77	$2.33
1.05%	1.47	1.29	1.30	1.90	2.23
1.10%	—	—	—	3.72	—
1.15%	1.46	1.29	1.29	2.19	2.38
1.20%	1.46	1.28	1.28	1.87	2.19
1.25%	1.45	1.28	1.28	3.64	2.18
1.30%	1.45	1.27	1.28	3.62	2.34
1.35%	1.44	1.27	1.27	3.59	2.32
1.40%	1.44	1.27	1.27	3.57	2.15
1.45%	1.47	1.27	1.27	1.91	2.26
1.50%	1.43	1.26	1.26	2.10	2.28
1.55%	1.43	1.25	1.26	3.50	2.27
1.65%	—	—	—	3.45	—
1.70%	1.41	1.24	1.24	2.05	2.23
1.80%	1.40	1.23	1.23	1.56	1.71
1.90%	1.39	1.22	1.23	1.55	1.70
1.95%	1.42	1.23	1.23	1.85	2.19
2.00%	1.38	1.21	1.22	1.53	1.68
2.05%	1.41	1.22	1.22	1.84	2.18

54	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Subaccount	Wanger Intl	Wanger USA
1.00%	$1.38	$2.23
1.05%	1.57	1.99
1.10%	—	—
1.15%	2.24	2.22
1.20%	1.55	1.96
1.25%	1.54	1.95
1.30%	2.19	2.18
1.35%	2.18	2.17
1.40%	1.52	1.92
1.45%	1.34	2.16
1.50%	2.14	2.13
1.55%	2.13	2.12
1.65%	—	—
1.70%	2.09	2.08
1.80%	1.01	1.59
1.90%	1.00	1.58
1.95%	1.29	2.09
2.00%	0.99	1.57
2.05%	1.28	2.08

The following is a summary of units outstanding at Dec. 31, 2016:

Subaccount	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
1.00%	4,431	952	—	—	—
1.05%	—	—	5,018	—	—
1.10%	22,409	22,308	—	—	—
1.15%	—	—	49,614	—	40,042
1.20%	—	—	—	—	—
1.25%	—	—	2,256	—	—
1.30%	—	—	47,478	—	28,845
1.35%	—	11,385	71,003	—	59,088
1.40%	—	5,175	—	—	—
1.45%	—	—	—	—	—
1.50%	—	—	229,204	—	177,103
1.55%	—	—	5,016	—	3,876
1.65%	—	—	—	—	—
1.70%	—	—	6,913	—	5,551
1.80%	—	—	—	1,691	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	26,840	39,820	416,502	1,691	314,505

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	55

Subaccount	AC VP Val, Cl II	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
1.00%	—	—	—	412	—
1.05%	—	—	—	6,892	1,928
1.10%	—	—	—	25,707	—
1.15%	—	—	19,205	41,490	17,181
1.20%	—	—	—	—	69,913
1.25%	—	—	—	2,787	1,232
1.30%	—	—	19,504	27,963	35,995
1.35%	—	—	30,291	58,094	27,334
1.40%	—	—	64,947	—	—
1.45%	—	—	—	—	—
1.50%	42,262	—	13,778	277,129	90,705
1.55%	—	—	—	3,298	1,820
1.65%	—	—	—	967	—
1.70%	—	—	—	8,998	2,967
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	42,262	—	147,725	453,737	249,075

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
1.00%	—	—	—	3,191	—
1.05%	—	—	4,412	5,735	—
1.10%	—	—	—	76,380	8,328
1.15%	6,946	2,753	8,364	7,969	—
1.20%	—	—	—	—	—
1.25%	1,870	—	2,992	62,349	—
1.30%	10,722	7,349	23,936	21,079	—
1.35%	2,618	3,854	21,338	97,735	—
1.40%	90,003	—	—	55,946	—
1.45%	—	—	—	—	—
1.50%	—	20,363	30,760	8,436	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	26,923	1,916	—	—
1.80%	93,421	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	205,580	61,242	93,718	338,820	8,328

56	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Subaccount	Col VP Lg Cap Index, Cl 3	Col VP Man Vol Conserv, Cl 2	Col VP Man Vol Conserv Gro, Cl 2	Col VP Man Vol Gro, Cl 2	Col VP Man Vol Mod Gro, Cl 2
1.00%	1,371	—	—	—	—
1.05%	—	—	38,820	371,880	1,174,515
1.10%	109,717	—	—	—	—
1.15%	—	—	—	—	163,697
1.20%	—	—	—	117,519	936,252
1.25%	4,143	—	—	—	161,080
1.30%	14,854	—	172,586	148,207	833,271
1.35%	184,175	—	56,358	213,969	578,393
1.40%	—	251,318	216,155	233,689	—
1.45%	—	—	—	—	—
1.50%	—	—	46,870	—	825,902
1.55%	—	—	56,201	—	343,031
1.65%	27,081	—	—	—	—
1.70%	16,534	—	45,472	120,745	83,891
1.80%	1,922	—	—	—	84,998
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	359,797	251,318	632,462	1,206,009	5,185,030

Subaccount	Col VP Mid Cap Val, Cl 3	Col VP Select Intl Eq, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Flex Conserv Gro, Cl 2	Col VP US Flex Gro, Cl 2
1.00%	—	—	—	—	—
1.05%	—	—	4,233	—	—
1.10%	—	—	—	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	2,710	—	—
1.30%	—	4,759	3,955	—	—
1.35%	—	—	2,045	—	—
1.40%	—	15,121	—	—	—
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.80%	—	1,942	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	—	21,822	12,943	—	—

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	57

Subaccount	Col VP US Flex Mod Gro, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return	Drey VIF Intl Eq, Serv	Drey VIF Intl Val, Serv
1.00%	—	2,072	—	—	—
1.05%	—	—	—	—	—
1.10%	—	32,635	—	—	—
1.15%	—	8,828	—	—	—
1.20%	—	—	—	—	—
1.25%	—	41,522	—	—	—
1.30%	—	70,298	—	—	—
1.35%	—	257,958	—	—	—
1.40%	—	6,377	—	—	—
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.65%	—	147,258	—	—	—
1.70%	—	66,691	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	—	633,639	—	—	—

Subaccount	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2
1.00%	—	44,939	—	3,038	421
1.05%	2,142	1,458	2,863	2,060	—
1.10%	—	450,021	—	107,110	24,011
1.15%	—	55,877	30,862	8,050	9,524
1.20%	—	—	—	—	—
1.25%	2,961	14,445	3,211	4,944	2,440
1.30%	2,412	113,263	36,254	20,515	7,054
1.35%	1,761	356,533	65,550	54,999	26,010
1.40%	—	33,536	—	8,611	12
1.45%	—	—	—	—	—
1.50%	—	654,033	180,493	61,218	6,154
1.55%	—	39,787	23,155	22,342	—
1.65%	—	88,278	—	61,150	820
1.70%	—	22,606	8,736	35,430	—
1.80%	—	1,986	—	—	2,170
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	9,276	1,876,762	351,124	389,467	78,616

58	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Subaccount	Frank Inc, Cl 2	Temp Global Bond, Cl 2	Temp Gro, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
1.00%	—	—	—	—	—
1.05%	—	2,356	—	1,433	—
1.10%	—	—	—	—	—
1.15%	—	16,231	—	20,375	—
1.20%	—	—	—	—	—
1.25%	—	2,685	—	522	—
1.30%	—	20,101	—	17,649	—
1.35%	—	23,456	—	28,918	—
1.40%	—	—	—	—	—
1.45%	—	—	—	—	—
1.50%	—	56,967	—	149,223	—
1.55%	—	990	—	1,597	—
1.65%	—	—	—	—	—
1.70%	—	1,993	—	2,577	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	—	124,779	—	222,294	—

Subaccount	Invesco VI Am Fran, Ser II	Invesco VI Comstock, Ser II	Invesco VI Global Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser II
1.00%	—	—	—	—	—
1.05%	—	2,350	—	7,875	—
1.10%	—	—	—	—	35,767
1.15%	—	72,235	—	—	—
1.20%	—	—	—	—	—
1.25%	—	1,161	—	4,336	—
1.30%	—	71,167	—	4,315	—
1.35%	—	103,122	—	4,512	15,786
1.40%	—	—	—	—	—
1.45%	—	—	—	—	—
1.50%	—	323,776	—	—	—
1.55%	—	6,557	—	—	—
1.65%	—	—	—	—	—
1.70%	—	10,513	—	—	—
1.80%	—	2,036	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	—	592,917	—	21,038	51,553

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	59

Subaccount	Janus Aspen Res, Serv	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II
1.00%	—	14,245	—	—	—
1.05%	6,080	—	—	1,351	—
1.10%	—	165,072	12,911	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	2,978	27,830	—	901	—
1.30%	5,944	5,858	1,379	3,009	—
1.35%	3,632	550,141	1,513	744	—
1.40%	—	2,220	—	—	—
1.45%	—	—	—	—	—
1.50%	—	1,961	—	—	—
1.55%	—	18,087	—	—	—
1.65%	—	41,003	—	—	—
1.70%	—	—	10,145	45,988	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	18,634	826,417	25,948	51,993	—

Subaccount	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
1.00%	2,385	—	58,730	—	—
1.05%	—	—	5,560	—	5,243
1.10%	220,035	90,513	170,216	85,155	—
1.15%	29,819	—	37,185	—	—
1.20%	—	—	—	—	—
1.25%	4,593	522	20,531	3,103	2,117
1.30%	69,388	6,292	114,328	4,317	6,933
1.35%	532,962	—	218,408	59,960	3,562
1.40%	2,041	1,388	133,541	36	—
1.45%	—	—	—	—	—
1.50%	142,197	23,520	134,791	86,935	—
1.55%	1,963	—	27,110	17,553	—
1.65%	1,917	—	78,955	39,644	—
1.70%	21,980	—	4,900	14,356	—
1.80%	2,040	—	—	2,033	1,288
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	1,031,320	122,235	1,004,255	313,092	19,143

60	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Subaccount	VP Aggr, Cl 2	VP Aggr, Cl 4	VP BR Gl Infl Prot Sec, Cl 3	VP Conserv, Cl 2	VP Conserv, Cl 4
1.00%	—	—	—	35,035	—
1.05%	—	464,864	5,814	—	228,405
1.10%	—	—	—	—	—
1.15%	—	—	4,231	—	—
1.20%	—	704,339	—	—	—
1.25%	—	215,762	5,195	—	243,989
1.30%	—	9,201	15,813	—	—
1.35%	—	48,551	11,873	—	22,001
1.40%	—	49,910	—	—	—
1.45%	—	—	—	—	—
1.50%	—	333,051	5,407	139,438	197,997
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	413,429	—	—	83,241
1.80%	—	—	—	—	—
1.90%	—	49,123	—	—	45,440
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	—	2,288,230	48,333	174,473	821,073

Subaccount	VP Loomis Sayles Gro, Cl 1	VP MFS Blended Res Core Eq, Cl 3	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
1.00%	—	—	363,919	—	242,367
1.05%	10,168	7,986	—	2,048,135	—
1.10%	—	—	—	—	—
1.15%	—	—	—	—	—
1.20%	—	—	958,722	962,534	566,307
1.25%	5,064	4,214	101,619	1,072,429	263,874
1.30%	9,737	5,805	—	207,662	—
1.35%	5,818	4,655	84,540	803,799	36,409
1.40%	—	—	—	1,261,639	—
1.45%	—	—	186,444	—	90,005
1.50%	—	—	—	1,063,007	—
1.55%	—	—	373,283	586,170	—
1.65%	—	—	—	—	—
1.70%	—	41,743	1,918,465	1,351,843	1,954,692
1.80%	—	—	241,437	—	—
1.90%	—	—	—	46,573	—
1.95%	—	—	—	—	58,414
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	30,787	64,403	4,228,429	9,403,791	3,212,068

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	61

Subaccount	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Sm Cap Val, Cl 3	VP Vty Sycamore Estb Val, Cl 3
1.00%	—	446,306	—	1,495	—
1.05%	734,903	—	216,585	—	—
1.10%	—	—	—	—	—
1.15%	23,611	—	—	29,783	—
1.20%	1,552,515	286,102	757,594	—	—
1.25%	460,186	—	59,839	—	—
1.30%	647,748	—	—	8,816	—
1.35%	289,491	—	—	23,571	—
1.40%	701,399	—	—	2,085	—
1.45%	—	—	—	—	—
1.50%	636,012	—	17,675	120,065	—
1.55%	411,933	44,268	128,632	1,451	—
1.65%	—	—	—	—	—
1.70%	828,363	79,319	254,666	16,765	14,254
1.80%	—	70,923	—	1,841	—
1.90%	—	—	30,342	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	6,286,161	926,918	1,465,333	205,872	14,254

Subaccount				Wanger Intl	Wanger USA
1.00%				—	—
1.05%				1,730	1,378
1.10%				—	—
1.15%				21,530	13,681
1.20%				—	—
1.25%				1,125	513
1.30%				27,825	12,102
1.35%				33,200	20,556
1.40%				—	—
1.45%				—	—
1.50%				103,029	64,075
1.55%				2,035	1,207
1.65%				—	—
1.70%				3,357	2,399
1.80%				—	—
1.90%				—	—
1.95%				—	—
2.00%				—	—
2.05%				—	—
Total				193,831	115,911

62	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

The following is a summary of net assets at Dec. 31, 2016:

Subaccount	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
1.00%	$8,436	$2,772	$86	$168	$157
1.05%	85	276	4,164	149	135
1.10%	42,077	62,538	—	—	—
1.15%	84	165	53,199	138	74,259
1.20%	84	272	92	146	133
1.25%	84	179	1,829	145	132
1.30%	84	140	50,030	144	52,584
1.35%	106	31,093	74,335	144	106,924
1.40%	100	14,036	69	143	88
1.45%	94	158	84	162	152
1.50%	81	184	235,761	142	314,723
1.55%	81	179	5,108	142	6,838
1.65%	98	166	—	—	—
1.70%	80	180	6,916	140	9,632
1.80%	89	170	94	3,413	111
1.90%	88	168	83	189	111
1.95%	91	153	81	157	148
2.00%	87	167	93	187	110
2.05%	90	153	80	156	146
Total	$52,019	$113,149	$432,104	$5,865	$566,383

Subaccount	AC VP Val, Cl II	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
1.00%	$157	$162	$177	$1,411	$73
1.05%	146	138	189	11,151	2,715
1.10%	—	—	174	86,760	—
1.15%	166	137	36,702	82,228	33,802
1.20%	145	136	179	144	96,926
1.25%	144	136	168	9,225	1,699
1.30%	112	136	36,615	91,818	69,523
1.35%	189	135	56,478	189,496	52,413
1.40%	141	134	118,719	15	92
1.45%	152	156	171	19	71
1.50%	84,389	133	25,221	525,580	170,830
1.55%	160	132	16	10,469	3,411
1.65%	—	—	22	3,029	—
1.70%	170	131	23	16,657	5,463
1.80%	111	120	166	93	87
1.90%	110	119	163	127	81
1.95%	147	151	22	18	69
2.00%	109	118	160	91	83
2.05%	146	150	22	18	69
Total	$86,694	$2,324	$275,387	$1,028,349	$437,407

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	63

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
1.00%	$1,990	$116	$111	$4,743	$106
1.05%	2,005	3,836	8,259	8,130	143
1.10%	2,006	—	—	112,484	20,680
1.15%	6,968	5,536	16,006	11,220	104
1.20%	2,004	81	117	173	143
1.25%	2,562	3,756	5,483	89,630	104
1.30%	10,423	14,513	44,967	30,104	104
1.35%	2,527	7,574	39,859	138,724	164
1.40%	92,710	3,699	84	90,322	104
1.45%	2,001	114	110	89	22
1.50%	2,006	39,264	56,429	11,390	276
1.55%	2,003	84	114	91	104
1.65%	1,993	—	—	127	104
1.70%	1,993	50,660	3,509	76	266
1.80%	81,815	3,213	3,173	2,470	105
1.90%	1,992	3,181	104	90	103
1.95%	1,994	103	101	87	22
2.00%	1,998	3,151	3,113	2,425	102
2.05%	1,998	102	99	87	22
Total	$222,988	$138,983	$181,638	$502,462	$22,778

Subaccount	Col VP Lg Cap Index, Cl 3	Col VP Man Vol Conserv, Cl 2	Col VP Man Vol Conserv Gro, Cl 2	Col VP Man Vol Gro, Cl 2	Col VP Man Vol Mod Gro, Cl 2
1.00%	$4,000	$11	$11	$11	$11
1.05%	153	11	40,283	388,746	1,227,255
1.10%	315,971	—	—	—	—
1.15%	106	11	11	11	170,516
1.20%	153	11	11	122,269	973,681
1.25%	11,671	11	11	11	167,255
1.30%	41,619	11	177,674	153,715	863,848
1.35%	512,424	11	57,932	221,570	598,672
1.40%	193	256,439	221,873	241,574	11
1.45%	21	11	11	11	11
1.50%	18	11	47,952	11	850,823
1.55%	19	11	57,407	11	352,834
1.65%	72,285	—	—	—	—
1.70%	31,211	11	46,228	123,667	85,874
1.80%	2,919	11	11	11	86,682
1.90%	111	11	11	11	10
1.95%	21	11	11	11	11
2.00%	109	11	11	11	11
2.05%	21	11	11	11	11
Total	$993,025	$256,615	$649,459	$1,251,662	$5,377,516

64	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Subaccount	Col VP Mid Cap Val, Cl 3	Col VP Select Intl Eq, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Flex Conserv Gro, Cl 2	Col VP US Flex Gro, Cl 2
1.00%	$21	$92	$127	$10	$10
1.05%	120	92	8,507	—	—
1.10%	—	—	—	—	—
1.15%	120	76	129	—	—
1.20%	119	90	93	10	10
1.25%	119	89	5,329	10	10
1.30%	119	6,749	8,929	—	—
1.35%	120	74	4,584	—	—
1.40%	119	19,594	124	—	—
1.45%	20	91	124	11	11
1.50%	15	72	136	—	—
1.55%	119	72	123	10	11
1.65%	—	—	—	—	—
1.70%	114	71	95	10	19
1.80%	273	1,715	121	10	10
1.90%	272	96	119	—	—
1.95%	20	87	118	10	10
2.00%	269	95	117	—	—
2.05%	20	85	117	10	10
Total	$1,979	$29,240	$28,892	$91	$101

Subaccount	Col VP US Flex Mod Gro, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return	Drey VIF Intl Eq, Serv	Drey VIF Intl Val, Serv
1.00%	$10	$2,383	$96	$93	$75
1.05%	—	81	86	68	67
1.10%	—	37,045	—	—	—
1.15%	—	10,078	76	67	81
1.20%	10	81	76	66	66
1.25%	10	46,198	73	66	66
1.30%	—	77,478	73	65	79
1.35%	—	282,389	73	65	79
1.40%	—	6,929	73	65	65
1.45%	11	79	116	90	73
1.50%	—	75	72	64	78
1.55%	10	107	89	64	77
1.65%	—	154,648	—	—	—
1.70%	10	71,219	88	94	75
1.80%	10	2,018	84	77	83
1.90%	—	80	90	76	83
1.95%	10	79	113	87	71
2.00%	—	1,981	66	76	83
2.05%	10	79	114	86	71
Total	$91	$693,027	$1,458	$1,269	$1,272

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	65

Subaccount	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2
1.00%	$2,501	$149,675	$86	$13,241	$1,001
1.05%	3,071	2,746	4,067	4,103	93
1.10%	—	1,478,337	—	460,498	56,323
1.15%	2,211	124,290	43,359	19,888	13,252
1.20%	2,427	166	77	165	91
1.25%	3,714	46,482	4,467	20,820	5,608
1.30%	3,006	361,821	50,048	85,824	16,095
1.35%	2,186	1,131,698	89,787	228,488	58,959
1.40%	2,394	105,691	86	35,518	120
1.45%	2,432	187	84	133	94
1.50%	2,167	1,394,316	242,798	144,929	8,203
1.55%	2,338	122,827	30,952	90,356	87
1.65%	—	268,824	—	243,702	1,782
1.70%	2,104	47,026	11,467	81,886	86
1.80%	2,884	2,948	96	215	1,789
1.90%	2,397	180	83	213	77
1.95%	2,356	181	83	129	91
2.00%	2,834	199	92	211	76
2.05%	2,340	180	82	128	90
Total	$43,362	$5,237,774	$477,714	$1,430,447	$163,917

Subaccount	Frank Inc, Cl 2	Temp Global Bond, Cl 2	Temp Gro, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
1.00%	$110	$88	$116	$142	$168
1.05%	124	4,224	97	2,742	115
1.10%	—	—	—	—	—
1.15%	131	30,111	122	45,392	114
1.20%	122	71	96	149	114
1.25%	122	4,711	95	979	113
1.30%	129	36,636	120	38,632	113
1.35%	129	42,512	120	62,922	112
1.40%	121	73	93	85	111
1.45%	108	85	112	138	163
1.50%	127	101,275	108	318,814	111
1.55%	126	1,747	108	3,391	110
1.65%	—	—	—	—	—
1.70%	125	3,460	106	5,373	108
1.80%	97	107	120	110	107
1.90%	96	83	119	132	105
1.95%	104	82	109	134	157
2.00%	94	105	118	108	105
2.05%	103	82	107	133	156
Total	$1,968	$225,452	$1,866	$479,376	$2,082

66	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Subaccount	Invesco VI Am Fran, Ser II	Invesco VI Comstock, Ser II	Invesco VI Global Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser II
1.00%	$228	$151	$147	$132	$108
1.05%	227	4,200	127	8,334	108
1.10%	—	—	—	—	49,911
1.15%	226	138,020	153	144	107
1.20%	225	157	125	136	107
1.25%	226	2,030	125	4,503	107
1.30%	225	133,691	124	4,452	102
1.35%	224	192,326	123	4,627	21,774
1.40%	223	86	123	141	105
1.45%	223	146	143	128	105
1.50%	223	592,911	122	153	105
1.55%	222	11,929	121	273	105
1.65%	—	—	—	—	104
1.70%	221	18,792	119	143	104
1.80%	220	3,006	154	136	103
1.90%	219	141	153	129	103
1.95%	218	142	139	123	103
2.00%	218	261	152	133	102
2.05%	218	140	138	122	102
Total	$3,786	$1,098,129	$2,288	$23,809	$73,465

Subaccount	Janus Aspen Res, Serv	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II
1.00%	$183	$30,537	$199	$111	$103
1.05%	9,419	164	207	1,396	100
1.10%	—	348,998	54,696	—	—
1.15%	176	105	160	85	99
1.20%	187	161	205	97	99
1.25%	4,533	57,632	192	914	98
1.30%	9,002	12,047	5,683	3,046	98
1.35%	5,475	1,123,686	6,192	748	98
1.40%	185	4,502	126	122	97
1.45%	178	115	158	108	100
1.50%	160	3,254	187	96	97
1.55%	363	35,942	141	96	96
1.65%	—	80,355	158	—	—
1.70%	125	117	24,744	44,614	94
1.80%	133	130	155	427	195
1.90%	172	128	154	78	195
1.95%	172	111	153	105	96
2.00%	130	127	152	420	193
2.05%	171	111	152	103	96
Total	$30,764	$1,698,222	$93,814	$52,566	$1,954

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	67

Subaccount	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
1.00%	$5,626	$203	$106,618	$120	$90
1.05%	286	241	8,231	208	6,901
1.10%	512,372	292,279	304,721	347,908	—
1.15%	49,019	187	55,844	112	75
1.20%	282	237	95	205	92
1.25%	10,475	1,649	35,993	12,420	2,726
1.30%	157,095	19,761	199,177	17,160	8,887
1.35%	1,198,983	124	377,830	236,623	4,542
1.40%	4,558	4,301	229,443	140	90
1.45%	265	154	90	158	88
1.50%	224,198	42,623	193,830	195,920	73
1.55%	4,296	189	45,676	67,403	90
1.65%	4,133	148	131,040	150,142	—
1.70%	33,825	175	6,876	31,583	78
1.80%	2,650	172	96	3,548	1,626
1.90%	231	171	90	159	85
1.95%	257	150	88	152	85
2.00%	229	169	91	157	88
2.05%	255	148	88	151	84
Total	$2,209,035	$363,081	$1,695,917	$1,064,269	$25,700

Subaccount	VP Aggr, Cl 2	VP Aggr, Cl 4	VP BR Gl Infl Prot Sec, Cl 3	VP Conserv, Cl 2	VP Conserv, Cl 4
1.00%	$51	$17	$94	$42,590	$13
1.05%	17	722,999	8,215	13	275,108
1.10%	—	—	—	—	—
1.15%	17	11	5,946	11	10
1.20%	17	1,084,934	94	11	12
1.25%	17	331,062	7,202	13	290,301
1.30%	17	14,076	21,816	13	13
1.35%	17	74,067	16,341	9	26,006
1.40%	17	75,871	113	10	10
1.45%	17	17	91	13	13
1.50%	17	502,717	7,340	163,200	231,710
1.55%	200	17	121	13	92
1.65%	—	—	—	—	—
1.70%	14	615,832	80	13	96,193
1.80%	17	17	2,520	13	13
1.90%	17	72,190	91	13	51,774
1.95%	17	17	90	13	13
2.00%	17	17	2,474	13	13
2.05%	17	17	89	13	13
Total	$503	$3,493,878	$72,717	$205,974	$971,307

68	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

Subaccount	VP Loomis Sayles Gro, Cl 1	VP MFS Blended Res Core Eq, Cl 3	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
1.00%	$11	$19	$514,047	$15	$366,120
1.05%	10,740	10,959	15	2,847,925	16
1.10%	—	—	—	—	—
1.15%	11	13	15	10	16
1.20%	11	17	1,318,148	1,325,027	825,137
1.25%	5,344	5,672	139,235	1,471,389	383,224
1.30%	10,267	7,793	15	283,906	11
1.35%	6,132	6,204	115,076	1,095,711	52,534
1.40%	11	17	15	1,714,116	16
1.45%	11	19	255,928	15	132,363
1.50%	11	16	15	1,434,307	21
1.55%	11	135	501,266	788,646	16
1.65%	—	—	—	—	—
1.70%	11	53,776	2,550,852	1,799,689	2,753,871
1.80%	11	226	318,869	15	51
1.90%	11	131	15	61,167	16
1.95%	11	18	15	15	82,996
2.00%	11	224	15	15	16
2.05%	11	18	15	15	16
Total	$32,626	$85,257	$5,713,556	$12,821,983	$4,596,440

Subaccount	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Sm Cap Val, Cl 3	VP Vty Sycamore Estb Val, Cl 3
1.00%	$16	$584,127	$14	$5,638	$23
1.05%	1,082,787	14	281,394	155	180
1.10%	—	—	—	16	—
1.15%	34,637	14	14	65,172	123
1.20%	2,265,192	366,684	973,436	155	168
1.25%	668,911	14	76,602	162	166
1.30%	938,885	14	14	31,893	122
1.35%	418,255	11	12	84,637	121
1.40%	1,009,518	14	63	7,437	162
1.45%	16	12	14	18	23
1.50%	909,350	10	22,248	251,648	119
1.55%	587,279	55,411	161,400	5,074	90
1.65%	—	—	—	18	—
1.70%	1,168,467	98,320	316,438	34,304	31,724
1.80%	16	87,232	14	2,984	127
1.90%	11	14	37,191	113	125
1.95%	16	14	14	18	23
2.00%	16	14	14	111	125
2.05%	16	14	14	18	23
Total	$9,083,388	$1,191,933	$1,868,896	$489,571	$33,444

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	69

Subaccount	Wanger Intl	Wanger USA
1.00%	$161	$236
1.05%	2,720	2,739
1.10%	—	—
1.15%	48,130	30,394
1.20%	156	233
1.25%	1,731	999
1.30%	61,124	26,369
1.35%	72,490	44,619
1.40%	136	230
1.45%	152	229
1.50%	220,872	136,462
1.55%	4,335	2,560
1.65%	—	—
1.70%	7,016	4,992
1.80%	150	226
1.90%	149	225
1.95%	149	224
2.00%	148	224
2.05%	148	224
Total	$419,767	$251,185

9.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Global Thematic Gro, Cl B
2016	27	$1.90	to	$1.27	$52	—	1.00%	to	2.05%	(1.86%)	to	(2.88%)
2015	27	$1.94	to	$1.31	$54	—	1.00%	to	2.05%	1.63%	to	0.56%
2014	37	$1.91	to	$1.30	$72	—	1.00%	to	2.05%	3.76%	to	2.68%
2013	70	$1.84	to	$1.27	$127	0.02%	1.00%	to	2.05%	21.70%	to	20.44%
2012	71	$1.51	to	$1.05	$106	—	1.00%	to	2.05%	12.11%	to	10.94%
AB VPS Gro & Inc, Cl B
2016	40	$2.84	to	$2.12	$113	0.82%	1.00%	to	2.05%	9.97%	to	8.82%
2015	46	$2.58	to	$1.95	$118	1.29%	1.00%	to	2.05%	0.42%	to	(0.63%)
2014	74	$2.57	to	$1.96	$188	1.12%	1.00%	to	2.05%	8.20%	to	7.07%
2013	75	$2.38	to	$1.83	$178	0.78%	1.00%	to	2.05%	33.25%	to	31.86%
2012	188	$1.79	to	$1.39	$329	1.28%	1.00%	to	2.05%	16.08%	to	14.86%
AB VPS Intl Val, Cl B
2016	417	$1.20	to	$1.12	$432	1.05%	1.00%	to	2.05%	(1.79%)	to	(2.81%)
2015	456	$1.22	to	$1.15	$483	1.97%	1.00%	to	2.05%	1.39%	to	0.32%
2014	602	$1.21	to	$1.15	$633	3.17%	1.00%	to	2.05%	(7.39%)	to	(8.36%)
2013	744	$1.30	to	$1.26	$849	5.45%	1.00%	to	2.05%	21.50%	to	20.24%
2012	1,148	$1.07	to	$1.04	$1,084	1.33%	1.00%	to	2.05%	13.05%	to	11.88%
AC VP Mid Cap Val, Cl II
2016	2	$2.34	to	$2.19	$6	1.56%	1.00%	to	2.05%	21.50%	to	20.23%
2015	2	$1.93	to	$1.82	$5	1.50%	1.00%	to	2.05%	(2.56%)	to	(3.57%)
2014	2	$1.98	to	$1.89	$5	1.04%	1.00%	to	2.05%	15.08%	to	13.88%
2013	2	$1.72	to	$1.66	$5	1.06%	1.00%	to	2.05%	28.60%	to	27.27%
2012	2	$1.34	to	$1.30	$4	1.85%	1.00%	to	2.05%	15.09%	to	13.87%
AC VP Ultra, Cl II
2016	315	$2.19	to	$2.05	$566	0.20%	1.00%	to	2.05%	3.32%	to	2.24%
2015	378	$2.12	to	$2.01	$661	0.32%	1.00%	to	2.05%	5.00%	to	3.90%
2014	552	$2.02	to	$1.93	$923	0.25%	1.00%	to	2.05%	8.74%	to	7.60%
2013	797	$1.86	to	$1.79	$1,232	0.44%	1.00%	to	2.05%	35.55%	to	34.14%
2012	1,287	$1.37	to	$1.34	$1,478	—	1.00%	to	2.05%	12.65%	to	11.47%

70	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Val, Cl II
2016	42	$2.16	to	$2.02	$87	1.60%	1.00%	to	2.05%	19.08%	to	17.84%
2015	42	$1.82	to	$1.72	$73	1.99%	1.00%	to	2.05%	(4.98%)	to	(5.98%)
2014	42	$1.91	to	$1.82	$77	1.39%	1.00%	to	2.05%	11.77%	to	10.61%
2013	42	$1.71	to	$1.65	$70	1.50%	1.00%	to	2.05%	30.18%	to	28.82%
2012	56	$1.31	to	$1.28	$71	1.78%	1.00%	to	2.05%	13.43%	to	12.25%
CB Var Sm Cap Gro, Cl I
2016	—	$2.29	to	$2.14	$2	—	1.00%	to	2.05%	4.75%	to	3.66%
2015	—	$2.18	to	$2.06	$2	—	1.00%	to	2.05%	(5.33%)	to	(6.31%)
2014	—	$2.30	to	$2.20	$2	—	1.00%	to	2.05%	3.04%	to	1.97%
2013	—	$2.24	to	$2.16	$2	0.05%	1.00%	to	2.05%	45.59%	to	44.08%
2012	—	$1.54	to	$1.50	$2	0.37%	1.00%	to	2.05%	18.23%	to	16.99%
Col VP Disciplined Core, Cl 3
2016	148	$1.71	to	$2.13	$275	—	1.00%	to	2.05%	6.87%	to	5.75%
2015	151	$1.60	to	$2.02	$265	—	1.00%	to	2.05%	(0.24%)	to	(1.29%)
2014	182	$1.60	to	$2.04	$320	—	1.00%	to	2.05%	14.08%	to	12.89%
2013	307	$1.40	to	$1.81	$475	—	1.00%	to	2.05%	32.33%	to	30.94%
2012	357	$1.06	to	$1.38	$419	—	1.00%	to	2.05%	12.74%	to	11.56%
Col VP Divd Opp, Cl 3
2016	454	$3.42	to	$1.77	$1,028	—	1.00%	to	2.05%	12.39%	to	11.22%
2015	556	$3.05	to	$1.59	$1,101	—	1.00%	to	2.05%	(3.73%)	to	(4.74%)
2014	723	$3.16	to	$1.67	$1,503	—	1.00%	to	2.05%	8.82%	to	7.68%
2013	936	$2.91	to	$1.55	$1,849	—	1.00%	to	2.05%	25.46%	to	24.15%
2012	1,373	$2.32	to	$1.25	$2,271	—	1.00%	to	2.05%	12.86%	to	11.67%
Col VP Emer Mkts, Cl 3
2016	249	$1.00	to	$0.94	$437	0.11%	1.00%	to	2.05%	3.93%	to	2.84%
2015	274	$0.96	to	$0.91	$468	0.12%	1.00%	to	2.05%	(9.91%)	to	(10.85%)
2014	318	$1.07	to	$1.02	$607	0.23%	1.00%	to	2.05%	(3.23%)	to	(4.26%)
2013	381	$1.11	to	$1.07	$765	0.57%	1.00%	to	2.05%	(2.78%)	to	(3.79%)
2012	460	$1.14	to	$1.11	$960	0.39%	1.00%	to	2.05%	19.41%	to	18.16%
Col VP Govt Money Mkt, Cl 3
2016	206	$1.01	to	$0.88	$223	0.01%	1.00%	to	2.05%	(0.98%)	to	(2.02%)
2015	254	$1.02	to	$0.89	$271	0.01%	1.00%	to	2.05%	(0.99%)	to	(2.02%)
2014	372	$1.03	to	$0.91	$388	0.01%	1.00%	to	2.05%	(0.98%)	to	(2.02%)
2013	958	$1.04	to	$0.93	$986	0.01%	1.00%	to	2.05%	(0.97%)	to	(2.02%)
2012	792	$1.05	to	$0.95	$828	0.01%	1.00%	to	2.05%	(0.99%)	to	(2.03%)
Col VP Hi Yield Bond, Cl 3
2016	61	$1.51	to	$1.41	$139	6.00%	1.00%	to	2.05%	10.62%	to	9.46%
2015	66	$1.37	to	$1.29	$134	6.01%	1.00%	to	2.05%	(2.11%)	to	(3.14%)
2014	85	$1.39	to	$1.33	$173	6.34%	1.00%	to	2.05%	2.60%	to	1.52%
2013	104	$1.36	to	$1.31	$203	6.47%	1.00%	to	2.05%	5.03%	to	3.93%
2012	130	$1.29	to	$1.26	$239	7.57%	1.00%	to	2.05%	14.59%	to	13.38%
Col VP Inc Opp, Cl 3
2016	94	$1.47	to	$1.38	$182	13.67%	1.00%	to	2.05%	9.77%	to	8.62%
2015	31	$1.34	to	$1.27	$59	9.42%	1.00%	to	2.05%	(1.99%)	to	(3.03%)
2014	41	$1.37	to	$1.31	$79	—	1.00%	to	2.05%	2.75%	to	1.67%
2013	46	$1.33	to	$1.28	$85	13.94%	1.00%	to	2.05%	3.99%	to	2.89%
2012	94	$1.28	to	$1.25	$160	6.45%	1.00%	to	2.05%	13.67%	to	12.46%
Col VP Inter Bond, Cl 3
2016	339	$1.49	to	$1.11	$502	1.63%	1.00%	to	2.05%	3.51%	to	2.42%
2015	400	$1.44	to	$1.08	$572	1.32%	1.00%	to	2.05%	(0.82%)	to	(1.86%)
2014	494	$1.45	to	$1.10	$718	2.61%	1.00%	to	2.05%	4.28%	to	3.18%
2013	553	$1.39	to	$1.07	$772	4.48%	1.00%	to	2.05%	(3.35%)	to	(4.36%)
2012	637	$1.44	to	$1.12	$924	4.04%	1.00%	to	2.05%	6.50%	to	5.37%

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	71

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Lg Cap Gro, Cl 3
2016	8	$2.52	to	$2.03	$23	—	1.00%	to	2.05%	0.17%		to	(0.88%)
2015	8	$2.51	to	$2.04	$23	—	1.00%	to	2.05%	7.92%		to	6.79%
2014	9	$2.33	to	$1.91	$24	—	1.00%	to	2.05%	12.91%		to	11.73%
2013	10	$2.06	to	$1.71	$22	—	1.00%	to	2.05%	28.98%		to	27.63%
2012	11	$1.60	to	$1.34	$18	—	1.00%	to	2.05%	18.96%		to	17.71%
Col VP Lg Cap Index, Cl 3
2016	360	$2.92	to	$2.04	$993	—	1.00%	to	2.05%	10.40%		to	9.25%
2015	428	$2.65	to	$1.87	$1,074	—	1.00%	to	2.05%	(0.14%)		to	(1.18%)
2014	465	$2.65	to	$1.89	$1,174	—	1.00%	to	2.05%	12.09%		to	10.92%
2013	500	$2.36	to	$1.70	$1,129	—	1.00%	to	2.05%	30.45%		to	29.08%
2012	579	$1.81	to	$1.32	$1,006	—	1.00%	to	2.05%	14.40%		to	13.19%
Col VP Man Vol Conserv, Cl 2
2016	251	$1.03	to	$1.00	$257	—	1.00%	to	2.05%	2.04%		to	0.98%
2015	—	$1.01	to	$0.99	$0	—	1.00%	to	2.05%	(2.11%)		to	(3.14%)
2014	—	$1.03	to	$1.02	$0	—	1.00%	to	2.05%	3.41%		to	2.33%
2013	—	$1.00	to	$1.00	$0	—	1.00%	to	2.05%	(0.12	%)(6)	to	(0.24	%)(6)
Col VP Man Vol Conserv Gro, Cl 2
2016	632	$1.04	to	$1.01	$649	—	1.00%	to	2.05%	2.15%		to	1.08%
2015	450	$1.02	to	$0.99	$454	—	1.00%	to	2.05%	(2.80%)		to	(3.82%)
2014	617	$1.05	to	$1.03	$643	—	1.00%	to	2.05%	3.66%		to	2.57%
2013	80	$1.01	to	$1.01	$81	—	1.00%	to	2.05%	0.56	%(6)	to	0.43	%(6)
Col VP Man Vol Gro, Cl 2
2016	1,206	$1.05	to	$1.01	$1,252	—	1.00%	to	2.05%	2.35%		to	1.27%
2015	1,810	$1.02	to	$1.00	$1,838	—	1.00%	to	2.05%	(4.30%)		to	(5.30%)
2014	1,621	$1.07	to	$1.06	$1,726	—	1.00%	to	2.05%	3.90%		to	2.82%
2013	151	$1.03	to	$1.03	$155	—	1.00%	to	2.05%	1.90	%(6)	to	1.77	%(6)
Col VP Man Vol Mod Gro, Cl 2
2016	5,185	$1.05	to	$1.01	$5,378	—	1.00%	to	2.05%	2.39%		to	1.33%
2015	5,996	$1.02	to	$1.00	$6,087	—	1.00%	to	2.05%	(3.48%)		to	(4.49%)
2014	6,997	$1.06	to	$1.05	$7,385	—	1.00%	to	2.05%	3.82%		to	2.73%
2013	2,615	$1.02	to	$1.02	$2,667	—	1.00%	to	2.05%	1.35	%(6)	to	1.23	%(6)
Col VP Mid Cap Val, Cl 3
2016	—	$2.16	to	$2.02	$2	—	1.00%	to	2.05%	12.87%		to	11.69%
2015	—	$1.91	to	$1.81	$2	—	1.00%	to	2.05%	(5.90%)		to	(6.89%)
2014	—	$2.03	to	$1.94	$2	—	1.00%	to	2.05%	11.06%		to	9.90%
2013	—	$1.83	to	$1.77	$2	—	1.00%	to	2.05%	36.38%		to	34.95%
2012	5	$1.34	to	$1.31	$6	—	1.00%	to	2.05%	17.29%		to	16.05%
Col VP Select Intl Eq, Cl 3
2016	22	$1.28	to	$1.19	$29	1.50%	1.00%	to	2.05%	(7.03%)		to	(8.00%)
2015	21	$1.37	to	$1.30	$31	0.87%	1.00%	to	2.05%	3.98%		to	2.91%
2014	19	$1.32	to	$1.26	$27	1.74%	1.00%	to	2.05%	(9.46%)		to	(10.41%)
2013	22	$1.46	to	$1.41	$34	1.64%	1.00%	to	2.05%	20.95%		to	19.68%
2012	23	$1.21	to	$1.18	$30	1.55%	1.00%	to	2.05%	16.55%		to	15.33%
Col VP Sm Cap Val, Cl 2
2016	13	$2.14	to	$2.00	$29	0.36%	1.00%	to	2.05%	31.44%		to	30.05%
2015	18	$1.63	to	$1.53	$31	0.57%	1.00%	to	2.05%	(7.25%)		to	(8.22%)
2014	19	$1.75	to	$1.67	$34	0.50%	1.00%	to	2.05%	2.02%		to	0.97%
2013	23	$1.72	to	$1.66	$40	0.94%	1.00%	to	2.05%	32.72%		to	31.33%
2012	31	$1.29	to	$1.26	$41	0.29%	1.00%	to	2.05%	10.15%		to	9.00%
Col VP US Flex Conserv Gro, Cl 2
2016	—	$1.01	to	$1.00	$0	—	1.00%	to	2.05%	0.78	%(8)	to	0.64	%(8)
Col VP US Flex Gro, Cl 2
2016	—	$1.03	to	$1.03	$0	—	1.00%	to	2.05%	2.14	%(8)	to	2.01	%(8)
Col VP US Flex Mod Gro, Cl 2
2016	—	$1.02	to	$1.02	$0	—	1.00%	to	2.05%	1.46	%(8)	to	1.33	%(8)

72	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP US Govt Mtge, Cl 3
2016	634	$1.15	to	$0.98	$693	2.75%	1.00%	to	2.05%	1.57%	to	0.50%
2015	700	$1.13	to	$0.97	$758	2.83%	1.00%	to	2.05%	0.21%	to	(0.84%)
2014	747	$1.13	to	$0.98	$811	1.76%	1.00%	to	2.05%	4.74%	to	3.63%
2013	814	$1.08	to	$0.95	$849	0.62%	1.00%	to	2.05%	(2.93%)	to	(3.95%)
2012	843	$1.11	to	$0.99	$910	0.91%	1.00%	to	2.05%	0.62%	to	(0.44%)
CS Commodity Return
2016	—	$0.64	to	$0.60	$1	—	1.00%	to	2.05%	10.91%	to	9.75%
2015	—	$0.58	to	$0.54	$1	—	1.00%	to	2.05%	(25.84%)	to	(26.62%)
2014	3	$0.78	to	$0.74	$3	—	1.00%	to	2.05%	(17.84%)	to	(18.70%)
2013	3	$0.94	to	$0.91	$3	—	1.00%	to	2.05%	(11.16%)	to	(12.09%)
2012	3	$1.06	to	$1.04	$4	—	1.00%	to	2.05%	(3.07%)	to	(4.09%)
Drey VIF Intl Eq, Serv
2016	—	$1.27	to	$1.19	$1	0.62%	1.00%	to	2.05%	(6.76%)	to	(7.73%)
2015	—	$1.37	to	$1.29	$1	3.04%	1.00%	to	2.05%	0.17%	to	(0.88%)
2014	—	$1.36	to	$1.30	$1	1.99%	1.00%	to	2.05%	(3.87%)	to	(4.86%)
2013	—	$1.42	to	$1.37	$1	2.57%	1.00%	to	2.05%	16.26%	to	15.05%
2012	—	$1.22	to	$1.19	$1	0.14%	1.00%	to	2.05%	21.61%	to	20.34%
Drey VIF Intl Val, Serv
2016	—	$1.04	to	$0.97	$1	1.63%	1.00%	to	2.05%	(2.55%)	to	(3.57%)
2015	—	$1.07	to	$1.01	$1	1.94%	1.00%	to	2.05%	(3.94%)	to	(4.95%)
2014	—	$1.11	to	$1.06	$1	1.32%	1.00%	to	2.05%	(10.47%)	to	(11.41%)
2013	—	$1.24	to	$1.20	$2	1.77%	1.00%	to	2.05%	21.47%	to	20.20%
2012	—	$1.02	to	$1.00	$1	2.55%	1.00%	to	2.05%	11.29%	to	10.14%
ET VT Floating-Rate Inc, Init Cl
2016	9	$1.22	to	$1.14	$43	3.49%	1.00%	to	2.05%	7.87%	to	6.74%
2015	18	$1.13	to	$1.07	$48	3.33%	1.00%	to	2.05%	(1.97%)	to	(3.00%)
2014	21	$1.15	to	$1.10	$53	3.15%	1.00%	to	2.05%	(0.43%)	to	(1.47%)
2013	20	$1.16	to	$1.12	$53	3.50%	1.00%	to	2.05%	2.81%	to	1.75%
2012	46	$1.13	to	$1.10	$79	4.19%	1.00%	to	2.05%	6.26%	to	5.14%
Fid VIP Contrafund, Serv Cl 2
2016	1,877	$3.33	to	$1.89	$5,238	0.62%	1.00%	to	2.05%	6.66%	to	5.55%
2015	2,022	$3.12	to	$1.79	$5,257	0.75%	1.00%	to	2.05%	(0.58%)	to	(1.62%)
2014	2,416	$3.14	to	$1.82	$6,354	0.69%	1.00%	to	2.05%	10.54%	to	9.39%
2013	2,892	$2.84	to	$1.67	$6,889	0.76%	1.00%	to	2.05%	29.65%	to	28.30%
2012	3,852	$2.19	to	$1.30	$7,121	1.06%	1.00%	to	2.05%	14.98%	to	13.77%
Fid VIP Invest Gr, Serv Cl 2
2016	351	$1.15	to	$1.08	$478	2.15%	1.00%	to	2.05%	3.44%	to	2.37%
2015	407	$1.11	to	$1.05	$538	2.07%	1.00%	to	2.05%	(1.83%)	to	(2.85%)
2014	560	$1.14	to	$1.08	$761	1.66%	1.00%	to	2.05%	4.58%	to	3.49%
2013	769	$1.09	to	$1.05	$1,003	1.96%	1.00%	to	2.05%	(3.04%)	to	(4.06%)
2012	916	$1.12	to	$1.09	$1,238	1.97%	1.00%	to	2.05%	4.55%	to	3.46%
Fid VIP Mid Cap, Serv Cl 2
2016	389	$4.36	to	$1.77	$1,430	0.31%	1.00%	to	2.05%	10.81%	to	9.66%
2015	428	$3.93	to	$1.61	$1,396	0.23%	1.00%	to	2.05%	(2.61%)	to	(3.63%)
2014	512	$4.04	to	$1.67	$1,719	0.02%	1.00%	to	2.05%	4.98%	to	3.89%
2013	651	$3.85	to	$1.61	$2,123	0.25%	1.00%	to	2.05%	34.52%	to	33.13%
2012	896	$2.86	to	$1.21	$2,197	0.38%	1.00%	to	2.05%	13.42%	to	12.23%
Fid VIP Overseas, Serv Cl 2
2016	79	$2.38	to	$1.26	$164	1.27%	1.00%	to	2.05%	(6.21%)	to	(7.19%)
2015	79	$2.54	to	$1.35	$175	1.01%	1.00%	to	2.05%	2.27%	to	1.20%
2014	107	$2.48	to	$1.34	$233	0.90%	1.00%	to	2.05%	(9.21%)	to	(10.15%)
2013	159	$2.73	to	$1.49	$378	0.92%	1.00%	to	2.05%	28.87%	to	27.53%
2012	245	$2.12	to	$1.17	$464	1.62%	1.00%	to	2.05%	19.18%	to	17.94%

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	73

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Inc, Cl 2
2016	—	$1.50	to	$1.40	$2	5.72%	1.00%	to	2.05%	12.89%		to	11.71%
2015	1	$1.33	to	$1.26	$3	4.63%	1.00%	to	2.05%	(7.98%)		to	(8.94%)
2014	4	$1.44	to	$1.38	$7	4.96%	1.00%	to	2.05%	3.57%		to	2.49%
2013	4	$1.39	to	$1.34	$7	6.35%	1.00%	to	2.05%	12.81%		to	11.63%
2012	4	$1.24	to	$1.20	$6	6.40%	1.00%	to	2.05%	11.52%		to	10.36%
Temp Global Bond, Cl 2
2016	125	$1.18	to	$1.10	$225	—	1.00%	to	2.05%	1.91%		to	0.86%
2015	140	$1.16	to	$1.09	$250	7.88%	1.00%	to	2.05%	(5.26%)		to	(6.25%)
2014	168	$1.22	to	$1.17	$317	5.06%	1.00%	to	2.05%	0.82%		to	(0.24%)
2013	229	$1.21	to	$1.17	$430	4.75%	1.00%	to	2.05%	0.62%		to	(0.43%)
2012	315	$1.20	to	$1.17	$588	6.43%	1.00%	to	2.05%	13.92%		to	12.73%
Temp Gro, Cl 2
2016	—	$1.59	to	$1.49	$2	2.04%	1.00%	to	2.05%	8.53%		to	7.41%
2015	—	$1.47	to	$1.39	$2	2.59%	1.00%	to	2.05%	(7.42%)		to	(8.38%)
2014	—	$1.59	to	$1.51	$2	1.35%	1.00%	to	2.05%	(3.78%)		to	(4.79%)
2013	—	$1.65	to	$1.59	$2	2.67%	1.00%	to	2.05%	29.52%		to	28.16%
2012	—	$1.27	to	$1.24	$2	2.04%	1.00%	to	2.05%	19.87%		to	18.60%
GS VIT Mid Cap Val, Inst
2016	222	$2.03	to	$1.90	$479	1.32%	1.00%	to	2.05%	12.40%		to	11.24%
2015	256	$1.80	to	$1.70	$494	0.36%	1.00%	to	2.05%	(9.99%)		to	(10.93%)
2014	311	$2.00	to	$1.91	$670	0.91%	1.00%	to	2.05%	12.44%		to	11.27%
2013	421	$1.78	to	$1.72	$810	0.70%	1.00%	to	2.05%	31.57%		to	30.20%
2012	639	$1.36	to	$1.32	$936	1.10%	1.00%	to	2.05%	17.29%		to	16.06%
GS VIT U.S. Eq Insights, Inst
2016	—	$2.34	to	$2.18	$2	1.36%	1.00%	to	2.05%	9.64%		to	8.49%
2015	—	$2.13	to	$2.01	$2	1.39%	1.00%	to	2.05%	(1.01%)		to	(2.04%)
2014	—	$2.15	to	$2.05	$2	1.46%	1.00%	to	2.05%	15.21%		to	14.00%
2013	—	$1.87	to	$1.80	$2	1.18%	1.00%	to	2.05%	36.15%		to	34.73%
2012	—	$1.37	to	$1.34	$1	1.86%	1.00%	to	2.05%	13.31%		to	12.13%
Invesco VI Am Fran, Ser II
2016	—	$1.50	to	$1.43	$4	—	1.00%	to	2.05%	1.01%		to	(0.05%)
2015	—	$1.49	to	$1.43	$4	—	1.00%	to	2.05%	3.71%		to	2.63%
2014	—	$1.43	to	$1.39	$4	—	1.00%	to	2.05%	7.09%		to	5.97%
2013	—	$1.34	to	$1.31	$3	0.25%	1.00%	to	2.05%	38.41%		to	36.96%
2012	—	$0.97	to	$0.96	$2	—	1.00%	to	2.05%	(3.34	%)(5)	to	(4.02	%)(5)
Invesco VI Comstock, Ser II
2016	593	$2.10	to	$1.96	$1,098	1.30%	1.00%	to	2.05%	15.83%		to	14.62%
2015	727	$1.81	to	$1.71	$1,166	1.55%	1.00%	to	2.05%	(7.13%)		to	(8.10%)
2014	942	$1.95	to	$1.86	$1,636	1.04%	1.00%	to	2.05%	8.02%		to	6.88%
2013	1,321	$1.81	to	$1.74	$2,134	1.31%	1.00%	to	2.05%	34.30%		to	32.90%
2012	2,142	$1.35	to	$1.31	$2,591	1.44%	1.00%	to	2.05%	17.73%		to	16.50%
Invesco VI Global Hlth, Ser II
2016	—	$1.99	to	$1.86	$2	—	1.00%	to	2.05%	(12.56%)		to	(13.47%)
2015	—	$2.28	to	$2.15	$3	—	1.00%	to	2.05%	1.86%		to	0.80%
2014	—	$2.24	to	$2.14	$3	—	1.00%	to	2.05%	18.19%		to	16.96%
2013	—	$1.90	to	$1.83	$2	0.55%	1.00%	to	2.05%	38.77%		to	37.33%
2012	—	$1.37	to	$1.33	$2	—	1.00%	to	2.05%	19.40%		to	18.15%
Invesco VI Intl Gro, Ser II
2016	21	$1.35	to	$1.26	$24	1.13%	1.00%	to	2.05%	(1.68%)		to	(2.71%)
2015	25	$1.38	to	$1.30	$28	1.30%	1.00%	to	2.05%	(3.59%)		to	(4.59%)
2014	25	$1.43	to	$1.36	$29	0.96%	1.00%	to	2.05%	(0.91%)		to	(1.94%)
2013	44	$1.44	to	$1.39	$51	1.01%	1.00%	to	2.05%	17.54%		to	16.31%
2012	47	$1.23	to	$1.19	$46	1.29%	1.00%	to	2.05%	14.11%		to	12.91%

74	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Mid Cap Gro, Ser II
2016	52	$1.40	to	$1.33	$73	—	1.00%	to	2.05%	(0.42%)		to	(1.47%)
2015	52	$1.41	to	$1.35	$74	—	1.00%	to	2.05%	0.04%		to	(1.01%)
2014	52	$1.41	to	$1.37	$75	—	1.00%	to	2.05%	6.62%		to	5.51%
2013	53	$1.32	to	$1.30	$71	0.21%	1.00%	to	2.05%	35.25%		to	33.84%
2012	63	$0.98	to	$0.97	$63	—	1.00%	to	2.05%	(2.40	%)(5)	to	(3.09	%)(5)
Janus Aspen Res, Serv
2016	19	$1.90	to	$1.78	$31	0.35%	1.00%	to	2.05%	(0.72%)		to	(1.76%)
2015	25	$1.92	to	$1.81	$41	0.45%	1.00%	to	2.05%	4.03%		to	2.94%
2014	27	$1.84	to	$1.76	$42	0.23%	1.00%	to	2.05%	11.61%		to	10.45%
2013	29	$1.65	to	$1.59	$40	0.62%	1.00%	to	2.05%	28.71%		to	27.35%
2012	41	$1.28	to	$1.25	$44	0.43%	1.00%	to	2.05%	17.10%		to	15.88%
MFS Total Return, Serv Cl
2016	826	$2.14	to	$1.51	$1,698	2.71%	1.00%	to	2.05%	7.74%		to	6.61%
2015	863	$1.99	to	$1.42	$1,652	2.35%	1.00%	to	2.05%	(1.57%)		to	(2.60%)
2014	976	$2.02	to	$1.45	$1,903	1.71%	1.00%	to	2.05%	7.16%		to	6.03%
2013	1,006	$1.89	to	$1.37	$1,834	1.66%	1.00%	to	2.05%	17.56%		to	16.33%
2012	1,064	$1.60	to	$1.18	$1,655	2.33%	1.00%	to	2.05%	9.83%		to	8.67%
MFS Utilities, Serv Cl
2016	26	$4.29	to	$1.60	$94	3.65%	1.00%	to	2.05%	10.13%		to	8.98%
2015	27	$3.90	to	$1.46	$90	4.03%	1.00%	to	2.05%	(15.61%)		to	(16.49%)
2014	31	$4.62	to	$1.75	$115	1.77%	1.00%	to	2.05%	11.35%		to	10.19%
2013	36	$4.15	to	$1.59	$125	2.11%	1.00%	to	2.05%	19.02%		to	17.78%
2012	37	$3.49	to	$1.35	$109	5.98%	1.00%	to	2.05%	12.08%		to	10.91%
MS VIF Global Real Est, Cl II
2016	52	$1.58	to	$1.48	$53	1.36%	1.00%	to	2.05%	2.10%		to	1.04%
2015	53	$1.55	to	$1.46	$53	2.26%	1.00%	to	2.05%	(2.40%)		to	(3.42%)
2014	57	$1.59	to	$1.52	$58	0.73%	1.00%	to	2.05%	12.72%		to	11.54%
2013	57	$1.41	to	$1.36	$52	3.59%	1.00%	to	2.05%	1.61%		to	0.55%
2012	58	$1.39	to	$1.35	$53	0.55%	1.00%	to	2.05%	28.65%		to	27.30%
MS VIF Mid Cap Gro, Cl II
2016	—	$1.44	to	$1.34	$2	—	1.00%	to	2.05%	(9.74%)		to	(10.69%)
2015	—	$1.59	to	$1.50	$2	—	1.00%	to	2.05%	(6.92%)		to	(7.90%)
2014	—	$1.71	to	$1.63	$2	—	1.00%	to	2.05%	0.83%		to	(0.23%)
2013	—	$1.69	to	$1.63	$2	0.24%	1.00%	to	2.05%	36.11%		to	34.70%
2012	—	$1.24	to	$1.21	$2	—	1.00%	to	2.05%	7.41%		to	6.29%
Oppen Cap Appr VA, Serv
2016	1,031	$2.36	to	$1.77	$2,209	0.12%	1.00%	to	2.05%	(3.40%)		to	(4.40%)
2015	1,075	$2.44	to	$1.85	$2,378	—	1.00%	to	2.05%	2.24%		to	1.17%
2014	1,270	$2.39	to	$1.83	$2,736	0.18%	1.00%	to	2.05%	13.98%		to	12.79%
2013	1,536	$2.10	to	$1.62	$2,897	0.74%	1.00%	to	2.05%	28.14%		to	26.80%
2012	1,811	$1.64	to	$1.28	$2,654	0.38%	1.00%	to	2.05%	12.67%		to	11.49%
Oppen Global VA, Serv
2016	122	$3.27	to	$1.55	$363	0.77%	1.00%	to	2.05%	(1.15%)		to	(2.18%)
2015	120	$3.31	to	$1.59	$362	1.07%	1.00%	to	2.05%	2.64%		to	1.57%
2014	142	$3.23	to	$1.56	$421	0.86%	1.00%	to	2.05%	1.04%		to	(0.01%)
2013	144	$3.19	to	$1.56	$424	1.14%	1.00%	to	2.05%	25.73%		to	24.41%
2012	176	$2.54	to	$1.25	$416	1.86%	1.00%	to	2.05%	19.74%		to	18.49%
Oppen Global Strategic Inc VA, Srv
2016	1,004	$1.82	to	$1.13	$1,696	4.54%	1.00%	to	2.05%	5.21%		to	4.12%
2015	1,077	$1.73	to	$1.09	$1,727	5.43%	1.00%	to	2.05%	(3.46%)		to	(4.47%)
2014	1,244	$1.79	to	$1.14	$2,072	3.94%	1.00%	to	2.05%	1.48%		to	0.42%
2013	1,576	$1.76	to	$1.14	$2,589	4.71%	1.00%	to	2.05%	(1.36%)		to	(2.39%)
2012	1,932	$1.79	to	$1.16	$3,217	5.51%	1.00%	to	2.05%	12.02%		to	10.86%

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	75

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Oppen Main St Sm Cap VA, Serv
2016	313	$4.14	to	$2.15	$1,064	0.25%	1.00%	to	2.05%	16.51%		to	15.29%
2015	344	$3.56	to	$1.86	$990	0.68%	1.00%	to	2.05%	(7.03%)		to	(8.00%)
2014	468	$3.82	to	$2.03	$1,526	0.62%	1.00%	to	2.05%	10.54%		to	9.39%
2013	530	$3.46	to	$1.85	$1,583	0.70%	1.00%	to	2.05%	39.22%		to	37.77%
2012	627	$2.49	to	$1.35	$1,317	0.32%	1.00%	to	2.05%	16.50%		to	15.28%
PIMCO VIT All Asset, Advisor Cl
2016	19	$1.21	to	$1.13	$26	2.33%	1.00%	to	2.05%	11.78%		to	10.63%
2015	31	$1.08	to	$1.02	$36	3.22%	1.00%	to	2.05%	(10.09%)		to	(11.02%)
2014	34	$1.20	to	$1.15	$44	5.14%	1.00%	to	2.05%	(0.54%)		to	(1.59%)
2013	33	$1.21	to	$1.16	$44	3.89%	1.00%	to	2.05%	(0.89%)		to	(1.92%)
2012	82	$1.22	to	$1.19	$108	4.83%	1.00%	to	2.05%	13.67%		to	12.47%
VP Aggr, Cl 2
2016	—	$1.62	to	$1.51	$1	—	1.00%	to	2.05%	4.87%		to	3.77%
2015	82	$1.55	to	$1.46	$127	—	1.00%	to	2.05%	(1.74%)		to	(2.77%)
2014	374	$1.57	to	$1.50	$559	—	1.00%	to	2.05%	4.48%		to	3.39%
2013	378	$1.51	to	$1.45	$543	—	1.00%	to	2.05%	19.54%		to	18.29%
2012	381	$1.26	to	$1.23	$461	—	1.00%	to	2.05%	12.58%		to	11.40%
VP Aggr, Cl 4
2016	2,288	$1.62	to	$1.52	$3,494	—	1.00%	to	2.05%	4.92%		to	3.82%
2015	2,531	$1.55	to	$1.46	$3,698	—	1.00%	to	2.05%	(1.74%)		to	(2.77%)
2014	4,259	$1.57	to	$1.50	$6,360	—	1.00%	to	2.05%	4.47%		to	3.38%
2013	6,189	$1.51	to	$1.45	$8,874	—	1.00%	to	2.05%	19.51%		to	18.26%
2012	7,397	$1.26	to	$1.23	$8,904	—	1.00%	to	2.05%	12.56%		to	11.38%
VP BR Gl Infl Prot Sec, Cl 3
2016	48	$1.22	to	$1.14	$73	—	1.00%	to	2.05%	7.43%		to	6.30%
2015	62	$1.14	to	$1.07	$86	37.90%	1.00%	to	2.05%	(2.47%)		to	(3.49%)
2014	90	$1.17	to	$1.11	$125	—	1.00%	to	2.05%	7.52%		to	6.39%
2013	103	$1.09	to	$1.05	$133	—	1.00%	to	2.05%	(6.41%)		to	(7.40%)
2012	155	$1.16	to	$1.13	$211	4.31%	1.00%	to	2.05%	4.55%		to	3.47%
VP Conserv, Cl 2
2016	174	$1.22	to	$1.14	$206	—	1.00%	to	2.05%	2.42%		to	1.34%
2015	142	$1.19	to	$1.12	$167	—	1.00%	to	2.05%	(1.15%)		to	(2.18%)
2014	238	$1.20	to	$1.15	$282	—	1.00%	to	2.05%	3.21%		to	2.13%
2013	292	$1.16	to	$1.12	$335	—	1.00%	to	2.05%	2.16%		to	1.08%
2012	783	$1.14	to	$1.11	$882	—	1.00%	to	2.05%	6.21%		to	5.09%
VP Conserv, Cl 4
2016	821	$1.22	to	$1.14	$971	—	1.00%	to	2.05%	2.41%		to	1.34%
2015	1,223	$1.19	to	$1.12	$1,416	—	1.00%	to	2.05%	(1.15%)		to	(2.18%)
2014	1,570	$1.20	to	$1.15	$1,850	—	1.00%	to	2.05%	3.30%		to	2.22%
2013	2,943	$1.16	to	$1.12	$3,369	—	1.00%	to	2.05%	2.07%		to	1.00%
2012	3,607	$1.14	to	$1.11	$4,056	—	1.00%	to	2.05%	6.21%		to	5.09%
VP Loomis Sayles Gro, Cl 1
2016	31	$1.06	to	$1.05	$33	—	1.00%	to	2.05%	4.83	%(7)	to	4.09	%(7)
VP MFS Blended Res Core Eq, Cl 3
2016	64	$1.85	to	$1.73	$85	—	1.00%	to	2.05%	8.60%		to	7.47%
2015	74	$1.71	to	$1.61	$91	—	1.00%	to	2.05%	(0.54%)		to	(1.58%)
2014	76	$1.72	to	$1.64	$93	—	1.00%	to	2.05%	10.65%		to	9.49%
2013	78	$1.55	to	$1.49	$87	—	1.00%	to	2.05%	27.13%		to	25.80%
2012	91	$1.22	to	$1.19	$81	—	1.00%	to	2.05%	9.59%		to	8.44%
VP Mod, Cl 2
2016	4,228	$1.41	to	$1.32	$5,714	—	1.00%	to	2.05%	3.60%		to	2.52%
2015	4,825	$1.36	to	$1.29	$6,314	—	1.00%	to	2.05%	(1.54%)		to	(2.57%)
2014	4,788	$1.39	to	$1.32	$6,394	—	1.00%	to	2.05%	4.02%		to	2.93%
2013	5,099	$1.33	to	$1.28	$6,580	—	1.00%	to	2.05%	10.25%		to	9.10%
2012	5,592	$1.21	to	$1.18	$6,580	—	1.00%	to	2.05%	9.77%		to	8.61%

76	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Mod, Cl 4
2016	9,404	$1.41	to	$1.32	$12,822	—	1.00%	to	2.05%	3.59%	to	2.51%
2015	11,911	$1.37	to	$1.29	$15,728	—	1.00%	to	2.05%	(1.54%)	to	(2.57%)
2014	15,261	$1.39	to	$1.32	$20,534	—	1.00%	to	2.05%	4.01%	to	2.93%
2013	20,606	$1.33	to	$1.29	$26,757	—	1.00%	to	2.05%	10.32%	to	9.17%
2012	23,774	$1.21	to	$1.18	$28,087	—	1.00%	to	2.05%	9.76%	to	8.61%
VP Mod Aggr, Cl 2
2016	3,212	$1.51	to	$1.41	$4,596	—	1.00%	to	2.05%	4.23%	to	3.14%
2015	3,714	$1.45	to	$1.37	$5,116	—	1.00%	to	2.05%	(1.71%)	to	(2.74%)
2014	3,797	$1.48	to	$1.41	$5,350	—	1.00%	to	2.05%	4.11%	to	3.02%
2013	3,862	$1.42	to	$1.37	$5,255	—	1.00%	to	2.05%	14.92%	to	13.72%
2012	3,804	$1.23	to	$1.20	$4,529	—	1.00%	to	2.05%	11.13%	to	9.96%
VP Mod Aggr, Cl 4
2016	6,286	$1.51	to	$1.41	$9,083	—	1.00%	to	2.05%	4.22%	to	3.13%
2015	7,912	$1.45	to	$1.37	$11,018	—	1.00%	to	2.05%	(1.78%)	to	(2.80%)
2014	9,567	$1.48	to	$1.41	$13,608	—	1.00%	to	2.05%	4.17%	to	3.08%
2013	14,569	$1.42	to	$1.37	$19,937	—	1.00%	to	2.05%	14.90%	to	13.70%
2012	18,996	$1.23	to	$1.20	$22,701	—	1.00%	to	2.05%	11.10%	to	9.93%
VP Mod Conserv, Cl 2
2016	927	$1.31	to	$1.22	$1,192	—	1.00%	to	2.05%	2.94%	to	1.86%
2015	979	$1.27	to	$1.20	$1,225	—	1.00%	to	2.05%	(1.21%)	to	(2.25%)
2014	1,137	$1.29	to	$1.23	$1,440	—	1.00%	to	2.05%	3.74%	to	2.65%
2013	1,892	$1.24	to	$1.20	$2,299	—	1.00%	to	2.05%	6.07%	to	4.95%
2012	1,769	$1.17	to	$1.14	$2,033	—	1.00%	to	2.05%	7.67%	to	6.54%
VP Mod Conserv, Cl 4
2016	1,465	$1.31	to	$1.22	$1,869	—	1.00%	to	2.05%	3.01%	to	1.93%
2015	1,719	$1.27	to	$1.20	$2,132	—	1.00%	to	2.05%	(1.28%)	to	(2.32%)
2014	1,835	$1.29	to	$1.23	$2,314	—	1.00%	to	2.05%	3.72%	to	2.64%
2013	2,573	$1.24	to	$1.20	$3,137	—	1.00%	to	2.05%	6.05%	to	4.94%
2012	2,808	$1.17	to	$1.14	$3,231	—	1.00%	to	2.05%	7.75%	to	6.61%
VP Ptnrs Sm Cap Val, Cl 3
2016	206	$3.77	to	$1.84	$490	—	1.00%	to	2.05%	24.29%	to	22.99%
2015	260	$3.04	to	$1.50	$492	—	1.00%	to	2.05%	(10.25%)	to	(11.19%)
2014	328	$3.38	to	$1.69	$698	—	1.00%	to	2.05%	1.05%	to	(0.01%)
2013	410	$3.35	to	$1.69	$902	—	1.00%	to	2.05%	33.47%	to	32.07%
2012	631	$2.51	to	$1.28	$1,092	—	1.00%	to	2.05%	12.38%	to	11.20%
VP Vty Sycamore Estb Val, Cl 3
2016	14	$2.33	to	$2.18	$33	—	1.00%	to	2.05%	19.44%	to	18.19%
2015	22	$1.95	to	$1.84	$42	—	1.00%	to	2.05%	(0.83%)	to	(1.87%)
2014	22	$1.97	to	$1.88	$43	—	1.00%	to	2.05%	10.92%	to	9.76%
2013	30	$1.78	to	$1.71	$54	—	1.00%	to	2.05%	34.52%	to	33.12%
2012	30	$1.32	to	$1.29	$40	—	1.00%	to	2.05%	15.85%	to	14.64%
Wanger Intl
2016	194	$1.38	to	$1.28	$420	1.14%	1.00%	to	2.05%	(2.39%)	to	(3.40%)
2015	211	$1.41	to	$1.33	$471	1.38%	1.00%	to	2.05%	(0.90%)	to	(1.93%)
2014	276	$1.42	to	$1.36	$624	1.36%	1.00%	to	2.05%	(5.35%)	to	(6.34%)
2013	350	$1.50	to	$1.45	$839	2.53%	1.00%	to	2.05%	21.15%	to	19.88%
2012	507	$1.24	to	$1.21	$1,005	1.16%	1.00%	to	2.05%	20.36%	to	19.09%
Wanger USA
2016	116	$2.23	to	$2.08	$251	—	1.00%	to	2.05%	12.57%	to	11.39%
2015	139	$1.98	to	$1.87	$268	—	1.00%	to	2.05%	(1.60%)	to	(2.62%)
2014	194	$2.01	to	$1.92	$382	0.00%	1.00%	to	2.05%	3.75%	to	2.66%
2013	257	$1.94	to	$1.87	$490	0.14%	1.00%	to	2.05%	32.43%	to	31.04%
2012	431	$1.46	to	$1.42	$624	0.30%	1.00%	to	2.05%	18.83%	to	17.58%

(1)	The accumulation unit values and total returns are based on the variable annuity contracts with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT	77

(3)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 27, 2012.
(6)	New subaccount operations commenced on Nov. 18, 2013.
(7)	New subaccount operations commenced on April 29, 2016.
(8)	New subaccount operations commenced on Nov. 14, 2016.

78	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2016 ANNUAL REPORT

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income, shareholder’s equity and cash flows present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York as of December 31, 2016 and December 31, 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Minneapolis, Minnesota

April 20, 2017

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2016	2015(1)
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2016, $1,723,511; 2015, $1,720,349)	$1,814,710	$1,784,405
Commercial mortgage loans, at amortized cost (less allowance for loan losses: 2016 and 2015, $2,038)	131,733	135,452
Policy loans	47,423	46,740
Other investments	380	359
Total investments	1,994,246	1,966,956
Cash and cash equivalents	52,710	43,812
Reinsurance recoverables	140,513	126,671
Other receivables	11,848	10,391
Accrued investment income	18,003	18,687
Deferred acquisition costs	161,813	160,845
Other assets	153,261	161,625
Separate account assets	4,397,443	4,367,522
Total assets	$6,929,837	$6,856,509

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$1,962,921	$1,930,666
Other liabilities	152,578	140,611
Separate account liabilities	4,397,443	4,367,522
Total liabilities	6,512,942	6,438,799
Shareholder’s equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,926	106,915
Retained earnings	273,890	279,918
Accumulated other comprehensive income, net of tax	34,079	28,877
Total shareholder’s equity	416,895	417,710
Total liabilities and shareholder’s equity	$6,929,837	$6,856,509

(1)	Certain prior period amounts have been restated. See Note 1 for more information.

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years ended December 31,	2016	2015	2014
Revenues
Premiums	$21,911	$23,091	$24,484
Net investment income	83,832	85,903	87,260
Policy and contract charges	117,085	110,716	106,271
Other revenues	23,081	23,475	21,257
Net realized investment gains (losses)	1,175	(482)	2,024
Total revenues	247,084	242,703	241,296

Benefits and expenses
Benefits, claims, losses and settlement expenses	91,572	74,107	64,479
Interest credited to fixed accounts	47,349	48,138	50,510
Amortization of deferred acquisition costs	15,710	15,096	13,159
Other insurance and operating expenses	38,069	41,535	45,498
Total benefits and expenses	192,700	178,876	173,646
Pretax income	54,384	63,827	67,650
Income tax provision	10,412	14,264	15,441
Net income	$43,972	$49,563	$52,209

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$(47)	$(776)	$(358)
Portion of loss recognized in other comprehensive income (before taxes)	27	375	14
Net impairment losses recognized in net realized investment gains (losses)	$(20)	$(401)	$(344)

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years ended December 31,	2016	2015	2014

Net income	$43,972	$49,563	$52,209
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	5,202	(26,677)	12,175
Total comprehensive income	$49,174	$22,886	$64,384

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balances at January 1, 2014(1)	$2,000	$106,851	$227,146	$43,379	$379,376
Comprehensive income:
Net income	—	—	52,209	—	52,209
Other comprehensive income, net of tax	—	—	—	12,175	12,175

Total comprehensive income					64,384
Tax adjustment on share-based incentive compensation plan	—	55	—	—	55
Cash dividends to RiverSource Life Insurance Company	—	—	(24,000)	—	(24,000)

Balances at December 31, 2014(1)	2,000	106,906	255,355	55,554	419,815
Comprehensive income:
Net income	—	—	49,563	—	49,563
Other comprehensive loss, net of tax	—	—	—	(26,677)	(26,677)

Total comprehensive income					22,886
Tax adjustment on share-based incentive compensation plan	—	9	—	—	9
Cash dividends to RiverSource Life Insurance Company	—	—	(25,000)	—	(25,000)

Balances at December 31, 2015(1)	2,000	106,915	279,918	28,877	417,710
Comprehensive income:
Net income	—	—	43,972	—	43,972
Other comprehensive income, net of tax	—	—	—	5,202	5,202

Total comprehensive income					49,174
Tax adjustment on share-based incentive compensation plan	—	11	—	—	11
Cash dividends to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)
Balances at December 31, 2016	$2,000	$106,926	$273,890	$34,079	$416,895

(1)	Prior period retained earnings have been restated. See Note 1 for more information.

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years ended December 31,	2016	2015	2014
Cash Flows from Operating Activities
Net income	$43,972	$49,563	$52,209
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion, net	3,982	3,499	4,273
Deferred income tax expense (benefit)	(4,851)	(3,557)	13,346
Contractholder and policyholder charges, non-cash	(22,842)	(21,737)	(20,780)
(Gain) loss from equity method investments	(16)	9	(9)
Net realized investment (gains) losses	(1,195)	81	(2,368)
Other-than-temporary impairments recognized in net realized investment gains	20	401	344
Changes in operating assets and liabilities:
Deferred acquisition costs	(2,793)	(3,965)	(5,398)
Policyholder account balances, future policy benefits and claims, net	18,532	41,444	77,397
Derivatives, net of collateral	5,391	37,312	(40,530)
Reinsurance recoverables	(13,988)	(8,323)	(8,177)
Other receivables	(1,410)	(1,872)	(586)
Accrued investment income	684	461	604
Other, net	23,055	23,260	(18,476)
Net cash provided by operating activities	48,541	116,576	51,849

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	30,915	11,350	16,620
Maturities, sinking fund payments and calls	171,173	192,721	208,977
Purchases	(208,835)	(219,602)	(280,820)
Proceeds from maturities and repayments of commercial mortgage loans	21,962	17,439	22,231
Funding of commercial mortgage loans	(18,244)	(8,277)	(16,893)
Net proceeds from sales of other investments	—	7	—
Purchase of other investments	(5)	—	—
Purchase of land, buildings, equipment and software	—	(22)	(73)
Change in policy loans, net	(683)	(1,628)	(4,013)
Cash received for written options with deferred premiums	7,399	—	—
Net cash provided by (used in) investing activities	3,682	(8,012)	(53,971)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	140,526	147,391	150,722
Net transfers to separate accounts	(2,542)	(22,966)	(28,652)
Surrenders and other benefits	(118,428)	(172,766)	(110,714)
Proceeds from line of credit with Ameriprise Financial, Inc.	1,000	6,300	—
Payments on line of credit with Ameriprise Financial, Inc.	(1,000)	(6,300)	—
Tax adjustment on share-based incentive compensation plan	11	9	55
Cash paid for purchased options with deferred premiums	(12,892)	(15,563)	(13,301)
Cash dividends to RiverSource Life Insurance Company	(50,000)	(25,000)	(24,000)
Net cash used in financing activities	(43,325)	(88,895)	(25,890)
Net increase (decrease) in cash and cash equivalents	8,898	19,669	(28,012)
Cash and cash equivalents at beginning of period	43,812	24,143	52,155
Cash and cash equivalents at end of period	$52,710	$43,812	$24,143

Supplemental Disclosures:
Income taxes paid (received), net	$(5,057)	$(2,011)	$25,500
Interest paid on borrowings	—	1	—

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

In 2016, the Company corrected the accrual of commission expense for periods prior to 2013 for certain insurance and annuity products. The balance sheet as of December 31, 2015 has been revised to reflect the immaterial impact of the correction which increased deferred acquisition costs (“DAC”) by $245 thousand, other assets by $772 thousand, other liabilities by $2.5 million, and decreased retained earnings by $1.4 million. The impact to prior period financial statements was not material.

In 2016, the Company recorded a $1.2 million increase to long term care (“LTC”) reserves for an out-of-period correction related to its claim utilization assumption. The impact to prior period financial statements was not material.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 14.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions were identified.

The Company’s principal products are variable deferred annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”), and variable universal life (“VUL”) insurance which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with the universal life products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders.

The Company also offers immediate annuities, fixed deferred annuities, and traditional life and disability income (“DI”) insurance. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders and contractholders.

A majority of the Company’s business is sold through the retail distribution channel of Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, valuation of derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, an other-than-temporary impairment is considered to have occurred and the Company recognizes an other-than-temporary impairment for the difference between the investment’s amortized cost and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSIC, unearned revenue, benefit reserves, reinsurance recoverables and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized

RiverSource Life Insurance Co. of New York

cost and the cash flows expected to be collected is accreted as interest income if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income.

The Company provides a supplemental disclosure on the face of its Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income. The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be monitored by management until management determines there is no current risk of an other-than-temporary impairment.

Commercial Mortgage Loans, net

Commercial mortgage loans, net reflect the Company’s interest in commercial mortgage loans, less the related allowance for loan losses.

Policy Loans

Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest.

Financing Receivables

Commercial Mortgage Loans

Commercial mortgage loans are stated at amortized cost, net of allowances for loan losses.

Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans

When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans

Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Foreclosed property is recorded as real estate owned in other investments.

RiverSource Life Insurance Co. of New York

Allowance for Loan Losses

Management determines the adequacy of the allowance for loan losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans

The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate; (ii) the fair value of collateral; or (iii) the loan’s observable market price.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original maturities of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, LTC and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. UL and VUL reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 8 for additional information on reinsurance.

RiverSource Life Insurance Co. of New York

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 12 for information regarding the Company’s fair value measurement of derivative instruments and Note 15 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFSI advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of estimated gross profits (“EGPs”) over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

RiverSource Life Insurance Co. of New York

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. LTC DAC was impaired in prior years as a result of loss recognition. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets and liabilities are primarily funds held for the benefit of variable annuity contractholders and variable life insurance policyholders, who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the risks associated with non-traditional and traditional long-duration products. Reserves for non-traditional long-duration products include the liabilities related to guaranteed benefit provisions added to variable annuity contracts, variable and fixed annuity contracts and UL and VUL policies and the embedded derivatives related to variable annuity contracts and IUL insurance. Reserves for traditional long-duration products are established to provide adequately for future benefits and expenses for term life, whole life, DI and LTC insurance products.

The establishment of reserves is an estimation process using a variety of methods, assumptions and data elements. If actual experience is better than or equal to the results of the estimation process, then reserves should be adequate to provide for future benefits and expenses. If actual experience is worse than the results of the estimation process, additional reserves may be required.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverable within receivables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and

RiverSource Life Insurance Co. of New York

recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees.

Liabilities for indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. When market values of the customer’s accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers contracts containing GMWB and GMAB provisions, and until May 2007, the Company offered contracts containing guaranteed minimum income benefit (“GMIB”) provisions. See Note 10 for information regarding the variable annuity guarantees.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, management reviews and, where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuates based on equity, interest rate and credit markets and the estimate of the Company’s current nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. See Note 12 for information regarding the fair value measurement of embedded derivatives.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC insurance policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

RiverSource Life Insurance Co. of New York

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 9 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using estimated gross profits, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 18 for additional information on the Company’s valuation allowance determination.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Mortality and expense risk fees are generated directly and indirectly based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for universal life insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

RiverSource Life Insurance Co. of New York

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Fair Value Measurement — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (“FASB”) updated the accounting standards related to fair value measurement. The update applies to investments that are measured at net asset value (“NAV”). The standard eliminates the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share as a practical expedient. In addition, the update limits disclosures about the nature and risks of the investments to investments for which the entity elected to measure the fair value using the practical expedient rather than all investments that are eligible for the NAV practical expedient. The standard is effective for interim and annual periods beginning after December 15, 2015. The Company adopted the standard on January 1, 2016 on a retrospective basis to all periods presented. There was no impact of the standard to the Company’s financial condition or results of operations.

Future Adoption of New Accounting Standards

Income Taxes — Intra-Entity Transfers of Assets Other Than Inventory

In October 2016, the FASB updated the accounting standards related to the recognition of income tax impacts on intra-entity transfers. The update requires entities to recognize the income tax consequences of intra-entity transfers, other than inventory, upon the transfer of the asset. The update requires the selling entity to recognize a current tax expense or benefit and the purchasing entity to recognize a deferred tax asset or liability when the transfer occurs. The standard is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments

In August 2016, the FASB updated the accounting standards related to classification of certain cash receipts and cash payments on the statement of cash flows. The update includes amendments to address diversity in practice for the classification of eight specific cash flow activities. The specific amendments the Company is evaluating include the classification of debt prepayment and extinguishment costs, contingent consideration payments, proceeds from insurance settlements and corporate owned life insurance settlements, distributions from equity method investees and the application of the predominance principle to separately identifiable cash flows. The standard is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted and all amendments must be adopted during the same period. The Company will early adopt the standard for the annual period ending December 31, 2017 on a retrospective basis. The adoption of the standard will not have a material impact on the Company’s cash flows.

Financial Instruments — Measurement of Credit Losses

In June 2016, the FASB updated the accounting standards related to accounting for credit losses on certain types of financial instruments. The update replaces the current incurred loss model for estimating credit losses with a new model that requires an entity to estimate the credit losses expected over the life of the asset. Generally, the initial estimate of the expected credit losses and subsequent changes in the estimate will be reported in current period earnings and recorded through an allowance for credit losses on the balance sheet. The current credit loss model for Available-for-Sale debt securities does not change; however, the credit loss calculation and subsequent recoveries are required to be recorded through an allowance. The standard is effective for interim and annual periods beginning after December 15, 2019. Early adoption will be permitted for interim and annual periods beginning after December 15, 2018. A modified retrospective cumulative adjustment to retained earnings should be recorded as of the first reporting period in which the guidance is effective for loans, receivables, and other financial instruments subject to the new expected credit loss model. Prospective adoption is required for establishing an allowance related to Available-for-Sale debt securities, certain beneficial interests, and financial assets purchased with a more-than-insignificant amount of credit deterioration since origination. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

Leases — Recognition of Lease Assets and Liabilities on Balance Sheet

In February 2016, the FASB updated the accounting standards for leases. The update was issued to increase transparency and comparability for the accounting of lease transactions. The standard will require most lease transactions for lessees to be recorded on the balance sheet as lease assets and lease liabilities and both quantitative and qualitative disclosures about leasing arrangements. The standard is effective for interim and annual periods beginning after December 15, 2018 with early adoption permitted. The update should be applied at the beginning of the earliest period presented using a modified retrospective approach. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB updated the accounting standards on the recognition and measurement of financial instruments. The update requires entities to carry marketable equity securities, excluding investments in securities that qualify for the equity

RiverSource Life Insurance Co. of New York

method of accounting, at fair value with changes in fair value reflected in net income each reporting period. The update affects other aspects of accounting for equity instruments, as well as the accounting for financial liabilities utilizing the fair value option. The update eliminates the requirement to disclose the methods and assumptions used to estimate the fair value of financial assets or liabilities held at cost on the balance sheet and requires entities to use the exit price notion when measuring the fair value of financial instruments. The standard is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted for certain provisions. Generally, the update should be applied using a modified retrospective approach by recording a cumulative-effect adjustment to equity at the beginning of the period of adoption. The update is not expected to have a material impact on the financial condition and results of operations.

Revenue from Contracts with Customers

In May 2014, the FASB updated the accounting standards for revenue from contracts with customers. The update provides a five step revenue recognition model for all revenue arising from contracts with customers and affects all entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other standards). The standard also updates the accounting for certain costs associated with obtaining and fulfilling a customer contract and requires disclosure of quantitative and qualitative information that enables users of financial statements to understand the nature, amount, timing, and uncertainty of revenues and cash flows arising from contracts with customers. Subsequent related updates provide clarification on certain revenue recognition guidance in the new standard. The standard is effective for interim and annual periods beginning after December 15, 2017 and early adoption is permitted for interim and annual periods beginning after December 15, 2016. The standard may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The Company plans to adopt the revenue recognition guidance in 2018. The update does not apply to revenue associated with the manufacturing of insurance and annuity products or financial instruments as these revenues are in the scope of other standards. Therefore, the Company does not expect the update to have an impact on these revenues. The Company’s implementation efforts include the identification of revenue within the guidance and review of the customer contracts to determine the Company’s performance obligation and the associated timing of each performance obligation. The Company is reviewing certain payments received to determine whether they should be presented as revenue or as a reduction of expense. The Company does not expect a material impact to the timing of revenue recognition; however, the Company’s implementation effort to assess the impact of the standard on its financial condition, results of operations, and disclosure is still in process.

4.  VARIABLE INTEREST ENTITIES

The Company invests in structured investments which are considered variable interest entities (“VIEs”) for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, commercial mortgage backed securities and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its carrying value. The carrying value is included in Available-for-Sale fixed maturities on the Balance Sheets. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 5 for additional information on these structured investments.

5.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2016
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$1,146,981	$75,231	$(4,034)	$1,218,178	$2
Residential mortgage backed securities	205,061	4,242	(2,444)	206,859	(412)
Commercial mortgage backed securities	194,690	3,306	(2,781)	195,215	—
State and municipal obligations	117,973	17,418	(244)	135,147	—
Asset backed securities	56,040	1,269	(1,089)	56,220	—
Foreign government bonds and obligations	2,515	333	(7)	2,841	—
U.S. government and agencies obligations	251	—	(1)	250	—
Total	$1,723,511	$101,799	$(10,600)	$1,814,710	$(410)

RiverSource Life Insurance Co. of New York

	December 31, 2015
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$1,211,835	$63,398	$(22,219)	$1,253,014	$183
Residential mortgage backed securities	195,184	5,596	(1,880)	198,900	(685)
Commercial mortgage backed securities	157,028	3,362	(1,389)	159,001	—
State and municipal obligations	95,292	15,940	(28)	111,204	—
Asset backed securities	57,178	1,507	(501)	58,184	—
Foreign government bonds and obligations	2,624	285	(44)	2,865	—
U.S. government and agencies obligations	1,208	29	—	1,237	—
Total	$1,720,349	$90,117	$(26,061)	$1,784,405	$(502)

(1)

Represents the amount of other-than-temporary impairment (“OTTI”) losses in AOCI. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

As of December 31, 2016 and 2015, investment securities with a fair value of $55.3 million and $61.0 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $12.6 million and $24.4 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of both December 31, 2016 and 2015, fixed maturity securities comprised approximately 91% of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At December 31, 2016 and 2015, approximately $124.5 million and $132.7 million, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC (“CMIA”), an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2016			December 31, 2015
Ratings (in thousands, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$389,316	$391,870	22%	$338,078	$347,835	19%
AA	84,512	101,135	5	77,776	94,922	5
A	339,541	370,482	20	314,945	338,342	19
BBB	824,391	864,549	48	892,459	909,541	52
Below investment grade	85,751	86,674	5	97,091	93,765	5
Total fixed maturities	$1,723,511	$1,814,710	100%	$1,720,349	$1,784,405	100%

At December 31, 2016 and 2015, approximately 49% and 54%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2016
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	66	$208,665	$(2,971)	18	$15,688	$(1,063)	84	$224,353	$(4,034)
Residential mortgage backed securities	12	82,683	(1,667)	15	15,623	(777)	27	98,306	(2,444)
Commercial mortgage backed securities	38	88,662	(2,446)	1	8,957	(335)	39	97,619	(2,781)
State and municipal obligations	5	8,941	(244)	—	—	—	5	8,941	(244)
Asset backed securities	10	22,685	(683)	5	9,861	(406)	15	32,546	(1,089)
Foreign government bonds and obligations	—	—	—	1	105	(7)	1	105	(7)
U.S. government and agencies obligations	1	250	(1)	—	—	—	1	250	(1)
Total	132	$411,886	$(8,012)	40	$50,234	$(2,588)	172	$462,120	$(10,600)

RiverSource Life Insurance Co. of New York

	December 31, 2015
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	155	$418,321	$(15,777)	23	$37,907	$(6,442)	178	$456,228	$(22,219)
Residential mortgage backed securities	10	44,575	(589)	13	23,640	(1,291)	23	68,215	(1,880)
Commercial mortgage backed securities	20	51,509	(896)	2	17,061	(493)	22	68,570	(1,389)
State and municipal obligations	3	2,947	(28)	—	—	—	3	2,947	(28)
Asset backed securities	11	34,809	(501)	—	—	—	11	34,809	(501)
Foreign government bonds and obligations	2	985	(44)	—	—	—	2	985	(44)
Total	201	$553,146	$(17,835)	38	$78,608	$(8,226)	239	$631,754	$(26,061)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities is primarily attributable to a tightening of corporate bond credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Statements of Income for other-than-temporary impairments related to credit losses on Available-for-Sale securities for which a portion of the securities’ total other-than-temporary impairments was recognized in other comprehensive income (loss) (“OCI”):

	Years Ended December 31,
(in thousands)	2016	2015	2014
Beginning balance	$1,564	$1,452	$1,416
Credit losses for which an other-than-temporary impairment was not previously recognized	—	112	15
Credit losses for which an other-than-temporary impairment was previously recognized	20	—	21
Reductions for securities sold during the period (realized)	(863)	—	—
Ending balance	$721	$1,564	$1,452

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2016	2015	2014
Gross realized investment gains	$2,624	$922	$2,543
Gross realized investment losses	(1,429)	(1,003)	(175)
Other-than-temporary impairments	(20)	(401)	(344)
Total	$1,175	$(482)	$2,024

Other-than-temporary impairments for the years ended December 31, 2016, 2015 and 2014, primarily related to credit losses on corporate debt securities and non-agency residential mortgage backed securities.

See Note 17 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity at December 31, 2016 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$71,576	$72,732
Due after one year through five years	485,946	507,389
Due after five years through 10 years	465,589	473,639
Due after 10 years	244,609	302,656
	1,267,720	1,356,416
Residential mortgage backed securities	205,061	206,859
Commercial mortgage backed securities	194,690	195,215
Asset backed securities	56,040	56,220
Total	$1,723,511	$1,814,710

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

RiverSource Life Insurance Co. of New York

The following is a summary of net investment income:

	Years Ended December 31,
(in thousands)	2016	2015	2014
Fixed maturities	$76,949	$78,348	$79,039
Commercial mortgage loans	6,452	7,383	8,247
Policy loans and other investments	2,388	2,187	2,039
	85,789	87,918	89,325
Less: investment expenses	1,957	2,015	2,065
Total	$83,832	$85,903	$87,260

6.  FINANCING RECEIVABLES

The Company’s financing receivables include commercial mortgage loans and policy loans.

Allowance for Loan Losses

Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

The following table presents a rollforward of the allowance for loan losses for commercial mortgage loans for the years ended and the ending balance of the allowance for loan losses by impairment method:

	December 31,
(in thousands)	2016	2015	2014
Beginning balance	$2,038	$2,038	$2,038
Charge-offs	—	—	—
Ending balance	$2,038	$2,038	$2,038

Collectively evaluated for impairment	$2,038	$2,038	$2,038

The recorded investment in financing receivables by impairment method for commercial mortgage loans was as follows:

	December 31,
(in thousands)	2016	2015
Collectively evaluated for impairment	$133,771	$137,490

As of both December 31, 2016 and 2015, the Company had no recorded investment in financing receivables that were individually evaluated for impairment.

Credit Quality Information

Nonperforming loans, which are generally loans 90 days or more past due, were nil as of both December 31, 2016 and 2015. All loans were considered to be performing.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. There were no commercial mortgage loans which management has assigned its highest risk rating at both December 31, 2016 and 2015. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

RiverSource Life Insurance Co. of New York

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
	(in thousands)
South Atlantic	$33,951	$34,624	26%	25%
Pacific	32,051	28,934	24	21
Middle Atlantic	18,898	18,120	14	13
Mountain	14,264	14,004	11	10
West North Central	13,964	14,708	10	11
East North Central	10,638	11,527	8	8
New England	1,836	8,980	1	7
East South Central	8,169	4,800	6	4
West South Central	—	1,793	—	1

	133,771	137,490	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$131,733	$135,452

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
	(in thousands)
Retail	$37,820	$36,268	28%	26%
Apartments	30,138	30,797	22	23
Industrial	28,971	28,034	22	20
Office	22,085	27,308	17	20
Mixed use	3,355	5,202	3	4
Other	11,402	9,881	8	7

	133,771	137,490	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$131,733	$135,452

7.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

In the third quarter of the year, management conducts its annual review of insurance and annuity valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, management updates valuation assumptions. The impact of unlocking for the year ended December 31, 2016 primarily reflected continued low interest rates that more than offset benefits from persistency on annuity contracts without living benefits. In addition, the Company’s review of its closed LTC business resulted in loss recognition due to continued low interest rates and higher morbidity. The impact of unlocking for the year ended December 31, 2015 primarily reflected the difference between the Company’s previously assumed interest rates versus the low interest rate environment partially offset by improved persistency. The impact of unlocking for the year ended December 31, 2014 primarily reflected lower than previously assumed interest rates partially offset by improved persistency and mortality experience and a benefit from updating the Company’s variable annuity living benefit withdrawal utilization assumption.

The balances of and changes in DAC were as follows:

(in thousands)	2016	2015	2014
Balance at January 1(1)	$160,845	$151,008	$147,010
Capitalization of acquisition costs	18,503 (2)	19,061	18,557
Amortization, excluding the impact of valuation assumptions review	(14,565)	(13,896)	(13,859)
Amortization, impact of valuation assumptions review	(1,145)	(1,200)	700
Impact of change in net unrealized securities (gains) losses	(1,825)	5,872	(1,400)
Balance at December 31(1)	$161,813	$160,845	$151,008

(1)	Prior period DAC balances have been restated for the correction of the commission expense accrual for certain insurance and annuity products. See Note 1 for more information.
(2)

Includes a $1.9 million benefit for the release of the deferred reinsurance liability in connection with the loss recognition on LTC business. The benefit was reported in other insurance and operating expenses on the Statements of Income.

RiverSource Life Insurance Co. of New York

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in thousands)	2016	2015	2014
Balance at January 1	$15,973	$16,970	$18,954
Capitalization of sales inducement costs	305	252	273
Amortization, excluding the impact of valuation assumptions review	(2,035)	(2,426)	(2,351)
Amortization, impact of valuation assumptions review	400	100	200
Impact of change in net unrealized securities (gains) losses	(151)	1,077	(106)
Balance at December 31	$14,492	$15,973	$16,970

8.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of both December 31, 2016 and 2015, traditional life and UL insurance in force aggregated $11.4 billion, of which $7.9 billion and $8.0 billion, respectively, were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2016	2015	2014
Direct premiums	$33,414	$34,840	$36,205
Reinsurance ceded	(11,503)	(11,749)	(11,721)
Net premiums	$21,911	$23,091	$24,484

Policy and contract charges are presented on the Statements of Income net of $6.2 million, $5.7 million and $5.0 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2016, 2015 and 2014, respectively.

Reinsurance recovered on all contracts was $16.0 million, $13.6 million and $11.9 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Reinsurance recoverables include approximately $101.0 million and $95.0 million related to LTC risk ceded to Genworth as of December 31, 2016 and 2015, respectively.

Policyholder account balances, future policy benefits and claims include $2.3 million and $2.5 million related to previously assumed reinsurance arrangements as of December 31, 2016 and 2015, respectively.

RiverSource Life Insurance Co. of New York

9.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2016		2015
Policyholder account balances
Fixed annuities	$895,591		$922,582
Variable annuity fixed sub-accounts	263,205		255,106
VUL/UL insurance	190,579		185,852
IUL insurance	46,516		34,016
Other life insurance	36,695		37,012
Total policyholder account balances	1,432,586		1,434,568
Future policy benefits
Variable annuity GMWB	38,804		45,907
Variable annuity GMAB	(2,085	)(1)	(237	)(1)
Other annuity liabilities	4,283		1,424
Fixed annuities life contingent liabilities	90,274		91,500
Life, DI and LTC insurance	352,718		322,016
VUL/UL and other life insurance additional liabilities	37,414		29,408
Total future policy benefits	521,408		490,018
Policy claims and other policyholders’ funds	8,927		6,080
Total policyholder account balances, future policy benefits and claims	$1,962,921		$1,930,666

(1)	Includes the fair value of GMAB embedded derivatives that was a net asset at both December 31, 2016 and 2015 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.71% to 9.38% at December 31, 2016, depending on year of issue, with an average rate of approximately 4.47%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GMDB and GMIB provisions. See Note 12 and Note 16 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities

VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a universal life policy that includes an equity indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company currently hedges the risk related to the equity indexed account with derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

RiverSource Life Insurance Co. of New York

The liability for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies is based on the net level premium and includes the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 3% to 10% at December 31, 2016. Anticipated interest rates for DI policies ranged from 3% to 7.5% at December 31, 2016. For LTC policies, the anticipated interest rate was 5.6% at December 31, 2016.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.75% and 6.25% for DI and LTC claims, respectively, at December 31, 2016.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2016	2015
Variable annuity	$4,004,582	$3,979,524
VUL insurance	392,181	387,205
Other insurance	680	793
Total	$4,397,443	$4,367,522

10.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

RiverSource Life Insurance Co. of New York

Variable annuity and insurance products offer separate account investment options. In addition, many of these products offer a fixed account option that is part of the Company’s “general account”. Under the separate account options, contractholders and policyholders bear the investment risk. The Company’s Portfolio Navigator (traditional asset allocation) funds are separate account investment options available under the Company’s variable universal life insurance products and its variable annuities, but as of April 2012, are no longer available for sale with any living benefit rider. Portfolio Navigator funds allow clients to allocate their contract value to one of five funds of funds, each of which invests in various underlying funds. Portfolio Navigator funds are designed to allow a contract purchaser to select investment options based on the purchaser’s investment time horizon, risk tolerance and investment goals and tailor the performance of annuities and life insurance policies to their specific needs and keep investment allocations on track over time.

As of April 2012, clients who purchase a GMWB or GMAB rider are invested in one or more of the Portfolio Stabilizer (managed volatility) funds of funds within the separate accounts that are designed to pursue total return while seeking to mitigate exposure to market volatility and allow a contract purchaser to select investment options based on the purchaser’s investment risk tolerance.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2016				December 31, 2015
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$3,032,057	$2,943,872	$11,315	65	$2,941,369	$2,855,258	$16,990	65
Five/six-year reset	497,807	341,223	1,670	65	521,969	373,009	4,208	64
One-year ratchet	503,005	489,470	9,061	67	520,326	506,376	19,734	66
Five-year ratchet	194,173	189,462	730	65	205,496	199,585	1,760	64
Total — GMDB	$4,227,042	$3,964,027	$22,776	65	$4,189,160	$3,934,228	$42,692	65
GMIB	$13,063	$12,066	$216	66	$12,580	$11,632	$270	65
GMWB:
GMWB	$166,641	$166,088	$18	70	$200,796	$200,091	$20	69
GMWB for life	2,214,734	2,206,696	879	66	2,110,159	2,099,690	545	66
Total — GMWB	$2,381,375	$2,372,784	$897	66	$2,310,955	$2,299,781	$565	66
GMAB	$281,721	$280,350	$2,089	58	$301,599	$300,213	$3,109	58

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB and GMAB guarantees is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB and GMWB guarantees is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero. The present value is calculated using a discount rate that is consistent with assumptions embedded in the Company’s annuity pricing models.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2016		December 31, 2015
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$427	64	$418	63

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

RiverSource Life Insurance Co. of New York

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2014	$359	$360	$(29,203)	$(6,133)	$15,125
Incurred claims	446	21	57,043	2,189	6,076
Paid claims	(205)	—	—	—	(2,043)
Balance at December 31, 2014	600	381	27,840	(3,944)	19,158
Incurred claims	199	2	18,067	3,707	6,592
Paid claims	(87)	—	—	—	(1,934)
Balance at December 31, 2015	712	383	45,907	(237)	23,816
Incurred claims	275	8	(7,103)	(1,848)	8,949
Paid claims	(316)	—	—	—	(2,896)
Balance at December 31, 2016	$671	$391	$38,804	$(2,085)	$29,869

(1)	The incurred claims for GMWB and GMAB represent the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2016	2015
Mutual funds:
Equity	$2,302,284	$2,195,565
Bond	1,368,768	1,369,091
Other	308,425	299,090
Total mutual funds	$3,979,477	$3,863,746

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2016, 2015 and 2014.

11.  LINE OF CREDIT

The Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of December 31, 2016 and 2015.

12.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Co. of New York

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2016
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$1,074,160	$144,018	$1,218,178
Residential mortgage backed securities	—	206,511	348	206,859
Commercial mortgage backed securities	—	195,215	—	195,215
State and municipal obligations	—	135,147	—	135,147
Asset backed securities	—	56,220	—	56,220
Foreign government bonds and obligations	—	2,841	—	2,841
U.S. government and agencies obligations	250	—	—	250
Total Available-for-Sale securities: Fixed maturities	250	1,670,094	144,366	1,814,710
Cash equivalents	—	52,593	—	52,593
Other assets:
Interest rate derivative contracts	—	68,146	—	68,146
Equity derivative contracts	705	50,878	—	51,583
Foreign exchange derivative contracts	5	3,032	—	3,037
Total other assets	710	122,056	—	122,766
Separate account assets measured at NAV				4,397,443	(1)
Total assets at fair value	$960	$1,844,743	$144,366	$6,387,512

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$18,998	$18,998
GMWB and GMAB embedded derivatives	—	—	25,889	25,889	(2)
Total policyholder account balances, future policy benefits and claims	—	—	44,887	44,887	(3)
Other liabilities:
Interest rate derivative contracts	—	34,050	—	34,050
Equity derivative contracts	58	67,106	—	67,164
Foreign exchange derivative contracts	114	407	—	521
Total other liabilities	172	101,563	—	101,735
Total liabilities at fair value	$172	$101,563	$44,887	$146,622

RiverSource Life Insurance Co. of New York

	December 31, 2015
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$1,104,851	$148,163	$1,253,014
Residential mortgage backed securities	—	198,354	546	198,900
Commercial mortgage backed securities	—	159,001	—	159,001
State and municipal obligations	—	111,204	—	111,204
Asset backed securities	—	52,158	6,026	58,184
Foreign government bonds and obligations	—	2,865	—	2,865
U.S. government and agencies obligations	256	981	—	1,237
Total Available-for-Sale securities: Fixed maturities	256	1,629,414	154,735	1,784,405
Cash equivalents	—	43,693	—	43,693
Other assets:
Interest rate derivative contracts	—	63,484	—	63,484
Equity derivative contracts	2,396	43,123	—	45,519
Foreign exchange derivative contracts	178	2,319	—	2,497
Total other assets	2,574	108,926	—	111,500
Separate account assets measured at NAV				4,367,522	(1)
Total assets at fair value	$2,830	$1,782,033	$154,735	$6,307,120

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$14,287	$14,287
GMWB and GMAB embedded derivatives	—	—	40,343	40,343	(4)
Total policyholder account balances, future policy benefits and claims	—	—	54,630	54,630	(5)
Other liabilities:
Interest rate derivative contracts	—	19,306	—	19,306
Equity derivative contracts	—	64,451	—	64,451
Foreign exchange derivative contracts	48	343	—	391
Total other liabilities	48	84,100	—	84,148
Total liabilities at fair value	$48	$84,100	$54,630	$138,778

(1)

Amounts are comprised of certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy. See Note 3 for further information.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $42.9 million of individual contracts in a liability position and $17.0 million of individual contracts in an asset position at December 31, 2016.

(3)	The Company’s adjustment for nonperformance risk resulted in a $25.0 million cumulative decrease to the embedded derivatives at December 31, 2016.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $50.4 million of individual contracts in a liability position and $10.1 million of individual contracts in an asset position at December 31, 2015.

(5)	The Company’s adjustment for nonperformance risk resulted in a $20.5 million cumulative decrease to the embedded derivatives at December 31, 2015.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities: Fixed Maturities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives	Total
Balance, January 1, 2016	$148,163	$546	$6,026	$154,735		$(14,287)		$(40,343)	$(54,630)
Total gains (losses) included in:
Net income	(13)	(2)	(1)	(16	)(1)	(681	)(4)	31,132 (5)	30,451
Other comprehensive income	424	9	90	523		—		—	—
Purchases	6,147	—	—	6,147		—		—	—
Issues	—	—	—	—		(5,299)		(17,276)	(22,575)
Settlements	(10,703)	(205)	—	(10,908)		1,269		598	1,867
Transfers out of Level 3	—	—	(6,115)	(6,115)		—		—	—
Balance, December 31, 2016	$144,018	$348	$—	$144,366		$(18,998)		$(25,889)	$(44,887)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2016	$(10)	$(2)	$—	$(12	)(2)	$(681	)(4)	$27,745 (5)	$27,064

RiverSource Life Insurance Co. of New York

	Available-for-Sale Securities: Fixed Maturities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2015	$150,969	$808	$3,391	$155,168		$(9,754)		$(19,338)		$(29,092)
Total gains (losses) included in:
Net income	(163)	(4)	2	(165	)(3)	(857	)(4)	(4,962	)(5)	(5,819)
Other comprehensive income	(1,813)	(14)	(206)	(2,033)		—		—		—
Purchases	16,500	—	3,800	20,300		—		—		—
Issues	—	—	—	—		(4,395)		(15,844)		(20,239)
Settlements	(17,330)	(244)	—	(17,574)		719		(199)		520
Transfers out of Level 3	—	—	(961)	(961)		—		—		—
Balance, December 31, 2015	$148,163	$546	$6,026	$154,735		$(14,287)		$(40,343)		$(54,630)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2015	$(149)	$(4)	$2	$(151	)(3)	$(857	)(4)	$(5,450	)(5)	$(6,307)

	Available-for-Sale Securities: Fixed Maturities						Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2014	$128,453	$—	$—	$13,688	$142,141		$(3,293)		$38,357		$35,064
Total gains (losses) included in:
Net income	(227)	(4)	—	(1)	(232	)(3)	(1,326	)(4)	(43,753	)(5)	(45,079)
Other comprehensive income	398	(3)	—	137	532		—		—		—
Purchases	41,303	1,011	18,137	—	60,451		—		—		—
Issues	—	—	—	—	—		(5,209)		(14,681)		(19,890)
Settlements	(18,958)	(196)	—	(46)	(19,200)		74		739		813
Transfers out of Level 3	—	—	(18,137)	(10,387)	(28,524)		—		—		—
Balance, December 31, 2014	$150,969	$808	$—	$3,391	$155,168		$(9,754)		$(19,338)		$(29,092)
Changes in unrealized losses relating to assets and liabilities held at December 31, 2014	$(162)	$(4)	$—	$(1)	$(167	)(3)	$(1,326	)(4)	$(43,616	)(5)	$(44,942)

(1)	Represents a $12 million loss included in net investment income and a $4 million loss included in net realized gains (losses) in the Statements of Income.
(2)	Represents an $8 million loss included in net investment income and a $4 million loss included in net realized gains (losses) in the Statements of Income.
(3)	Included in net investment income in the Statements of Income.
(4)	Included in interest credited to fixed accounts in the Statements of Income.
(5)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

The increase to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $4.5 million, $3.9 million and $7.0 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2016, 2015 and 2014, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote. The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred. For assets and liabilities held at the end of the reporting periods that are measured at fair value on a recurring basis, there were no transfers between Level 1 and Level 2.

RiverSource Life Insurance Co. of New York

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2016
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$143,863	Discounted cash flow	Yield/spread to U.S. Treasuries	0.9%	–	2.5%	1.3%
IUL embedded derivatives	$18,998	Discounted cash flow	Nonperformance risk(1)	82		bps
GMWB and GMAB embedded derivatives	$25,889	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	75.6%
			Surrender rate	0.1%	–	66.4%
			Market volatility(3)	5.3%	–	21.2%
			Nonperformance risk(1)	82		bps

	December 31, 2015
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$145,951	Discounted cash flow	Yield/spread to U.S. Treasuries	1.1%	–	3.8%	1.6%
IUL embedded derivatives	$14,287	Discounted cash flow	Nonperformance risk(1)	68		bps
GMWB and GMAB embedded derivatives	$40,343	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	75.6%
			Surrender rate	0.0%	–	53.2%
			Market volatility(3)	5.4%	–	21.5%
			Nonperformance risk(1)	68		bps

(1)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(2)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(3)	Market volatility is implied volatility of fund of funds and managed volatility funds.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly higher (lower) liability value. Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original maturities of 90 days or less. Cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

RiverSource Life Insurance Co. of New York

Level 1 securities primarily include U.S. Treasuries. Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and U.S. agency and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities and asset backed securities. The fair value of corporate bonds, non-agency residential mortgage backed securities and certain asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. In addition to the general pricing controls, the Company reviews the broker prices to ensure that the broker quotes are reasonable and, when available, compares prices of privately issued securities to public issues from the same issuer to ensure that the implicit illiquidity premium applied to the privately placed investment is reasonable considering investment characteristics, maturity, and average life of the investment.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The fair value of certain derivatives measured using pricing models which include significant unobservable inputs are classified as Level 3 within the fair value hierarchy. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial at December 31, 2016 and 2015. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility, and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company’s Corporate Actuarial Department calculates the fair value of the embedded derivatives on a monthly basis. During this process, control checks are performed to validate the completeness of the data. Actuarial management approves various components of the valuation along with the final results. The change in the fair value of the embedded derivatives is reviewed

RiverSource Life Insurance Co. of New York

monthly with senior management. The Level 3 inputs into the valuation are consistent with the pricing assumptions and updated as experience develops. Significant unobservable inputs that reflect policyholder behavior are reviewed quarterly along with other valuation assumptions.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial at December 31, 2016 and 2015. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value.

	December 31, 2016
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$131,733	$—	$—	$131,334	$131,334
Policy loans	47,423	—	—	46,925	46,925

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$898,815	$—	$—	$953,615	$953,615
Separate account liabilities measured at NAV	4,718				4,718	(1)

	December 31, 2015
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$135,452	$—	$—	$139,567	$139,567
Policy loans	46,740	—	—	46,481	46,481

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$926,089	$—	$—	$1,029,369	$1,029,369
Separate account liabilities measured at NAV	5,858				5,858	(1)

(1)

Amounts are comprised of certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy. See Note 3 for further information.

Commercial Mortgage Loans, Net

The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities, liquidity and characteristics including LTV ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company’s estimate of the amount recoverable on the loan. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3.

Policy Loans

Policy loans represent loans made against the cash surrender value of the underlying life insurance or annuity product. These loans and the related interest are usually realized at death of the policyholder or contractholder or at surrender of the contract and are not transferable without the underlying insurance or annuity contract. The fair value of policy loans is determined by estimating expected cash flows discounted at rates based on the U.S. Treasury curve. Policy loans are classified as Level 3 as the discount rate used may be adjusted for the underlying performance of individual policies.

Policyholder Account Balances, Future Policy Benefits and Claims

The fair value of fixed annuities in deferral status is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a margin for adverse deviation from estimated early policy surrender behavior and the Company’s nonperformance risk specific to these liabilities. The fair value of non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner. Given the use of significant unobservable inputs to these valuations, the measurements are classified as Level 3.

RiverSource Life Insurance Co. of New York

Separate Account Liabilities

Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. The NAV of the related separate account assets is used as a practical expedient for fair value and represents the exit price for the separate account liabilities. Separate account liabilities are excluded from classification in the fair value hierarchy.

13.  RELATED PARTY TRANSACTIONS

CMIA is the investment advisor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides marketing, administrative and shareholder services on behalf of CMIA and is compensated for the services it provides. For the years ended December 31, 2016, 2015 and 2014, the Company earned $18.2 million, $18.0 million and $16.4 million, respectively, from CMIA for these services.

Columbia Management Investment Distributors, Inc. (“CMID”), an affiliate of the Company, is the principal underwriter and distributor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides distribution services to assist in the promotion, distribution and account servicing of shares of the portfolios of the Company’s variable products and is compensated for providing these services. For the years ended December 31, 2016, 2015 and 2014, the Company earned $9.3 million, $9.4 million and $9.0 million, respectively, from CMID for these services.

Columbia Management Investment Services Corp. (“CMIS”), an affiliate of the Company, is the transfer agent that processes transactions related to the Company’s variable products. The Company provides shareholder services related to these transactions and is compensated for providing these services. For the years ended December 31, 2016, 2015 and 2014, the Company earned $2.4 million, $2.4 million and $2.3 million, respectively, from CMIS for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $26.8 million, $27.8 million and $28.2 million for the years ended

December 31, 2016, 2015 and 2014, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

During 2016, 2015 and 2014, the Company paid cash dividends of $50.0 million, $25.0 million and $24.0 million, respectively, to RiverSource Life. Advance notification was provided to the New York Department prior to all dividend payments. See Note 14 for additional information.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. At December 31, 2016 and 2015, the Company had an amount due to (from) Ameriprise Financial for federal income taxes of $4.4 million and $(19.4) million, respectively.

14.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends and those dividends exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends in a calendar year which exceed the greater of (i) 10% of statutory surplus as of the immediately preceding year-end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the immediately preceding year-end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain from operations was $64.2 million, $60.6 million and $52.8 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Co. of New York

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) are as follows:

Net Income

	Years Ended December 31,
(in thousands)	2016	2015	2014

Net income, per accompanying GAAP financial statements	$43,972	$49,563	$52,209
Net income, SAP basis(1)	30,696	48,911	42,630
Difference	$13,276	$652	$9,579

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

Shareholder’s Equity

	December 31,
(in thousands)	2016	2015

Shareholder’s equity, per accompanying GAAP financial statements	$416,895	$417,710
Capital and surplus, SAP basis(2)	322,093	325,513
Difference	$94,802	$92,197

(2)	Includes unassigned surplus of $213.2 million and $216.6 million as of December 31, 2016 and 2015, respectively.

At December 31, 2016 and 2015, bonds carried at $250 thousand and $256 thousand, respectively, were on deposit with the State of New York as required by law.

15.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting arrangements and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2016
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$87,426	$—	$87,426	$(58,006)	$(16,271)	$(9,762)	$3,387
OTC cleared	35,195	—	35,195	(32,299)	(2,655)	—	241
Exchange-traded	145	—	145	(145)	—	—	—
Total derivatives	$122,766	$—	$122,766	$(90,450)	$(18,926)	$(9,762)	$3,628

	December 31, 2015
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$76,433	$—	$76,433	$(48,560)	$(11,312)	$(15,733)	$828
OTC cleared	32,493	—	32,493	(17,801)	(14,348)	—	344
Exchange-traded	2,574	—	2,574	(48)	—	—	2,526
Total derivatives	$111,500	$—	$111,500	$(66,409)	$(25,660)	$(15,733)	$3,698

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

RiverSource Life Insurance Co. of New York

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2016
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$69,264	$—	$69,264	$(58,006)	$—	$(11,258)	$—
OTC cleared	32,299	—	32,299	(32,299)	—	—	—
Exchange-traded	172	—	172	(145)	—	—	27
Total derivatives	$101,735	$—	$101,735	$(90,450)	$—	$(11,258)	$27

	December 31, 2015
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$66,299	$—	$66,299	$(48,560)	$—	$(17,739)	$—
OTC cleared	17,801	—	17,801	(17,801)	—	—	—
Exchange-traded	48	—	48	(48)	—	—	—
Total derivatives	$84,148	$—	$84,148	$(66,409)	$—	$(17,739)	$—

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amounts of assets or liabilities presented in the Balance Sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

The Company’s freestanding derivative instruments are reflected in other assets and other liabilities. Cash collateral accepted by the Company is reflected in other liabilities. See Note 16 for additional disclosures related to the Company’s derivative instruments.

16.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

The Company’s freestanding derivative instruments are all subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 15 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Co. of New York

The Company uses derivatives as economic hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2016			December 31, 2015
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in thousands)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$2,788,776	$68,146	$34,050	$1,945,376	$63,484	$19,306
Equity contracts	2,567,100	51,583	67,164	2,523,973	45,519	64,451
Foreign exchange contracts	99,344	3,037	521	115,829	2,497	391
Total non-designated hedges	5,455,220	122,766	101,735	4,585,178	111,500	84,148
Embedded derivatives
GMWB and GMAB(3)	N/A	—	25,889	N/A	—	40,343
IUL	N/A	—	18,998	N/A	—	14,287
Total embedded derivatives	N/A	—	44,887	N/A	—	54,630
Total derivatives	$5,455,220	$122,766	$146,622	$4,585,178	$111,500	$138,778

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets on the Balance Sheets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Balance Sheets. The fair value of GMWB and GMAB and IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Balance Sheets.

(3)

The fair value of the GMWB and GMAB embedded derivatives at December 31, 2016 included $42.9 million of individual contracts in a liability position and $17.0 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives at December 31, 2015 included $50.4 million of individual contracts in a liability position and $10.1 million of individual contracts in an asset position.

See Note 12 for additional information regarding the Company’s fair value measurement of derivative instruments.

At December 31, 2016 and 2015, investment securities with a fair value of $9.8 million and $16.8 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $0.6 million and $8.6 million, respectively, may be sold, pledged or rehypothecated by the Company. At December 31, 2016 and 2015, the Company had not sold, pledged, or rehypothecated any securities that were accepted as collateral. In addition, at December 31, 2016 and 2015, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

Derivatives Not Designated as Hedges

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2016
Interest rate contracts	$—	$3,659
Equity contracts	737	(52,593)
Foreign exchange contracts	—	1,121
GMWB and GMAB embedded derivatives	—	14,454
IUL embedded derivatives	588	—
Total gain (loss)	1,325	(33,359)
Year Ended December 31, 2015
Interest rate contracts	—	12,589
Equity contracts	(377)	(18,031)
Foreign exchange contracts	—	3,123
GMWB and GMAB embedded derivatives	—	(21,005)
IUL embedded derivatives	(138)	—
Total loss	(515)	(23,324)
Year Ended December 31, 2014
Interest rate contracts	—	61,137
Equity contracts	595	(22,958)
Foreign exchange contracts	—	2,200
GMWB and GMAB embedded derivatives	—	(57,965)
IUL embedded derivatives	(1,252)	—
Total loss	$(657)	$(17,586)

RiverSource Life Insurance Co. of New York

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using futures, options, interest rate swaptions and interest rate swaps.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the option contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2016:

(in thousands)	Premiums Payable	Premiums Receivable
2017	$9,902	$—
2018	8,624	5,390
2019	17,349	—
2020	7,549	—
2021	16,879	—
2022-2025	2,395	—
Total	$62,698	$5,390

Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of the IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of this product, the Company enters into index options.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. See Note 15 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. At December 31, 2016 and 2015, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $11.3 million and $17.7 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2016 and 2015 was $11.3 million and $17.7 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position at both December 31, 2016 and 2015 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil.

17.  SHAREHOLDER’S EQUITY

Other comprehensive income (loss) related to net unrealized securities gains (losses) includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York

The following table presents the amounts related to each component of unrealized securities gains (losses) in other comprehensive income (loss) and AOCI:

(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Balance of AOCI at January 1, 2014			$43,379
Net unrealized securities gains (losses):
Net unrealized securities gains arising during the period(1)	$32,568	$(11,398)	21,170
Reclassification of net securities gains included in net income(2)	(2,024)	708	(1,316)
Impact of other adjustments	(11,813)	4,134	(7,679)
Total other comprehensive income	18,731	(6,556)	12,175
Balance of AOCI at December 31, 2014			55,554 (3)
Net unrealized securities gains (losses):
Net unrealized securities losses arising during the period(1)	(70,661)	24,731	(45,930)
Reclassification of net securities losses included in net income(2)	482	(169)	313
Impact of other adjustments	29,137	(10,197)	18,940
Total other comprehensive loss	(41,042)	14,365	(26,677)
Balance of AOCI at December 31, 2015			28,877 (3)
Net unrealized securities gains (losses):
Net unrealized securities gains arising during the period(1)	28,318	(9,913)	18,405
Reclassification of net securities gains included in net income(2)	(1,175)	411	(764)
Impact of other adjustments	(19,139)	6,700	(12,439)
Total other comprehensive income	$8,004	$(2,802)	5,202
Balance of AOCI at December 31, 2016			$34,079 (3)

(1)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)

Includes $238 thousand, $293 thousand and $94 thousand, respectively, of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities at December 31, 2016, 2015 and 2014, respectively.

18.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2016	2015	2014
Current income tax
Federal	$15,083	$17,686	$2,086
State	180	135	9
Total current income tax	15,263	17,821	2,095
Deferred federal income tax	(4,851)	(3,557)	13,346
Total income tax provision	$10,412	$14,264	$15,441

In December 2014, the Company received Internal Revenue Service (“IRS”) approval for a change in accounting method related to variable annuity hedging. Accordingly, the Company began using the approved method of accounting in the fourth quarter of 2014. The change to the approved method increased deferred tax expense and current tax receivables with a corresponding decrease to current tax expense and deferred tax assets of approximately $15.0 million in 2014.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

	Years Ended December 31,
	2016	2015	2014
Tax at U.S. statutory rate	35.0%	35.0%	35.0%
Changes in taxes resulting from:
Dividends received deduction	(14.4)	(11.6)	(10.6)
Foreign tax credit	(3.0)	—	—
Other	1.4	(1.1)	(1.6)
Income tax provision	19.0%	22.3%	22.8%

RiverSource Life Insurance Co. of New York

The effective tax rates are lower than the statutory rate as a result of tax preferred items including the dividends received deduction. The decrease in the effective tax rate for the year ended December 31, 2016 compared to 2015 was primarily due to lower pretax income in relation to preferred items including the dividends received deduction.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Balance Sheets, were as follows:

	December 31,
(in thousands)	2016	2015
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$61,291	$66,410
Investment related	10,666	—
Other	50	89
Gross deferred income tax assets	72,007	66,499
Deferred income tax liabilities
Deferred acquisition costs	42,935	41,699
Net unrealized gains on Available-for Sale securities	18,350	15,549
Investment related	—	6
DSIC	5,446	5,911
Other	108	130
Gross deferred income tax liabilities	66,839	63,295
Net deferred income tax assets	$5,168	$3,204

Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of December 31, 2016 and 2015.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2016	2015	2014
Balance at January 1	$4,325	$7,249	$7,562
Additions based on tax positions related to the current year	197	410	524
Additions for tax positions of prior years	1,973	2,026	59
Reductions for tax positions of prior years	(3,447)	(5,360)	(896)
Balance at December 31	$3,048	$4,325	$7,249

If recognized, approximately $116 thousand, $117 thousand and $67 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2016, 2015 and 2014, respectively, would affect the effective tax rate.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. It is estimated that the total amount of gross unrecognized tax benefits may decrease by approximately $2.0 million to $3.0 million in the next 12 months primarily due to resolution of IRS examinations.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net decrease of $2.2 million, and a net increase of $216 thousand and $119 thousand in interest and penalties for the years ended December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, the Company had a payable of $431 thousand and $2.6 million, respectively, related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. In 2016, Ameriprise Financial received a settlement as final resolution to the 1997 through 2005 IRS audit. The IRS has completed its examination of the 2006 through 2011 tax returns and these years are effectively settled; however, the statutes of limitation, except for 2007, remain open for certain carryover adjustments. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2012 and 2013. The Company’s state income tax returns remain open for all years after 2012.

19.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

At December 31, 2016 and 2015, the Company’s funding commitments for commercial mortgage loan commitments was $6.1 million and $2.1 million, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2016, these guarantees range from 1% to 5%.

RiverSource Life Insurance Co. of New York

Contingencies

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset associated with Executive Life Insurance Company of New York. At both December 31, 2016 and 2015, the estimated liability was $1.1 million and the related premium tax asset was $893 thousand. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension

Albany, NY 12205-0555

1-800-504-0469

RiverSource Distributors, Inc. (Distributor), Member FINRA.

Issued by RiverSource Life Insurance Co. of New York, Albany, NY.

© 2008-2017 RiverSource Life Insurance Company. All rights reserved.

274320 CC (5/17)